Exhibit 10.15
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
between
ARCHEMIX CORP.
and
ELAN PHARMA INTERNATIONAL, LIMITED
June 30, 2006
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

	5.3	Milestone Payments	70

	5.4	Payment of Royalties; Royalty Rates; Accounting and Records	74

6.	TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY; NON-SOLICITATION		81

	6.1	Confidentiality	81

	6.2	Publicity	83

	6.3	Publications and Presentations	84

	6.4	Prohibition on Solicitation	84

7.	LICENSE GRANTS; EXCLUSIVITY		85

	7.1	Research and Development Licenses	85

	7.2	Commercialization License	88

	7.3	Right to Sublicense	88

	7.4	No Other Rights	89

	7.5	Exclusivity	89

8.	INTELLECTUAL PROPERTY RIGHTS		90

	8.1	ARCHEMIX Intellectual Property Rights	90

	8.2	ELAN Intellectual Property Rights	90

	8.3	Joint Technology Rights	90

	8.4	Patent Coordinators	91

	8.5	Inventorship	91

	8.6	Cooperation	91

9.	INTELLECTUAL PROPERTY		91

	9.1	Patent Filing, Prosecution and Maintenance	91

	9.2	Legal Actions	95

	9.3	Trademark and Copyright Ownership Prosecution, Defense and Enforcement	100

	9.4	Third Party Licenses	101

10.	TERM AND TERMINATION		101

	10.1	Term	101

	10.2	Termination	102

	10.3	Consequences of Termination of Agreement	103

11.	REPRESENTATIONS AND WARRANTIES		110

	11.1	Mutual Representations and Warranties	110

	11.2	Additional Representations of ARCHEMIX	110

	11.3	Acknowledgments of ELAN	111
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

	11.4	Acknowledgement of ARCHEMIX	112

12.	INDEMNIFICATION		112

	12.1	Indemnification of ELAN by ARCHEMIX	112

	12.2	Indemnification of ARCHEMIX by ELAN	113

	12.3	Indemnification of Gilead and UTC by ELAN	114

	12.4	Co-Developed Products	114

	12.5	Conditions to Indemnification	115

	12.6	Warranty Disclaimer	115

	12.7	Limited Liability	116

13.	MISCELLANEOUS		116

	13.1	Mediation	116

	13.2	Change of Control	116

	13.3	Notices	120

	13.4	Governing Law	121

	13.5	Binding Effect	121

	13.6	Headings	121

	13.7	Counterparts	121

	13.8	Amendment; Waiver	121

	13.9	No Third Party Beneficiaries	122

	13.10	Purposes and Scope	122

	13.11	Assignment and Successors	122

	13.12	Divestment Offer	122

	13.13	Force Majeure	123

	13.14	Interpretation	123

	13.15	Integration; Severability	124

	13.16	Equitable Relief	124

	13.17	HSR Filing	124
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

List of Exhibits and Schedules
Exhibit A	Annual Research Plan

Exhibit B	Annual Development Plan

Schedule 1	Program Targets

Schedule 2	Excluded Targets

Schedule 3	Licensed Patent Rights

Schedule 4	Calculation of Operating Income (Loss)

Schedule 5	Excluded Aptamers

Schedule 6	Clinical Candidate Selection Criteria

Schedule 7	Form of Press Release

Schedule 8	Regional Offices or Countries in which Patent Applications are to be Nationalized or Otherwise Prosecuted, Filed and Maintained

Schedule 9	Structure of ARC2350
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
     This COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of June 30, 2006, by and between Archemix Corp., a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“ARCHEMIX”), and Elan Pharma International Limited, a private company limited by shares organized under the laws of Ireland with offices at Monksland, Athlone, County Westmeath, Ireland (“ELAN”). Each of ELAN and ARCHEMIX is sometimes referred to individually herein as a “Party” and are sometimes referred to collectively as the “Parties.”
     WHEREAS, ARCHEMIX has developed and controls certain technology, patent rights and proprietary materials related to (a) its proprietary IL-23 aptamers, (b) the identification and optimization of other aptamers using its proprietary SELEX™ process and SELEX™ technology, and (c) the use of such aptamers for treating, preventing or delaying onset or progression of human diseases or conditions; and
     WHEREAS, ELAN is engaged in the research, development and commercialization of human therapeutics; and
     WHEREAS, the Parties desire to enter into a collaboration for the purposes of (a) further developing and commercializing ARCHEMIX’ IL-23 aptamers and (b) identifying aptamers against targets that fulfill certain criteria, and developing and commercializing products derived from such aptamers for the prevention, treatment and delay of onset or progression of disease.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS
     Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1, Schedule 4 and elsewhere throughout the Agreement shall have the meanings specified.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.1 “AAA” means the American Arbitration Association.
     1.2 “Adverse Event” means any untoward, undesired or unplanned medical occurrence in a human clinical trial subject or a patient, which occurrence has a temporal relationship to administration of a Clinical Candidate or Product, whether or not considered related to the Clinical Candidate or Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease that may be associated with the use of such Clinical Candidate or Product.
     1.3 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity.
     1.4 “[***] Agreement” means any transaction (including any partnership or strategic alliance) between ARCHEMIX and a Third Party for the purpose of licensing that Third Party or collaborating with that Third Party to identify, develop and commercialize therapeutic Aptamers against [***] for the treatment of [***] diseases, but excluding (a) any transaction with a Third Party involving any fee-for-service or sponsored research agreement or arrangement relating to performance of services (including manufacturing) or research by a Third Party solely for ARCHEMIX, or (b) any agreement or arrangement involving the payment to ARCHEMIX or any of its Affiliates of governmental research or grant funding or research or grant funding from a non-profit organization in the absence of a license, collaboration or similar agreement.
     1.5 “[***]” or “[***]” means the cleavage product of the [***] occurring predominantly as the [***], as described in [***].
     1.6 “Annual Development Plan” means, with respect to each Clinical Candidate and Contract Year, the written plan for the Development of such Clinical Candidate for such Contract
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Year, as such written plan may be amended, modified or updated, as further described in section 4.3.
     1.7 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales during such Calendar Year.
     1.8 “Annual Research Plan” means the written plan describing the activities to be carried out by each Party during each Contract Year of the Research Program Term in conducting the Research Program pursuant to this Agreement, as prepared by the JPT and approved by the JMC, and as such written plan may be amended, modified or updated, as further described in Section 3.2.
     1.9 “Applicable Laws” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and apply to a particular activity hereunder.
     1.10 “Aptamer” means (i) any naturally or non-naturally occurring oligonucleotide identified by ARCHEMIX through the SELEX™ Process that binds with high specificity and affinity to a Target; and (ii) any oligonucleotide Derived from the oligonucleotide of (i) that has such high specifity and affinity.
     1.11 “Aptamer-Generic Patent Rights” means Patent Rights that cover only Aptamer-Generic Technology.
     1.12 “Aptamer-Generic Technology” means any Technology relating generally to aptamers, or their methods of use, that is not Program Aptamer Specific Technology.
     1.13 “ARCHEMIX Annual FTE Commitment” means the annual FTE commitment of ARCHEMIX to the Research Program, which shall equal [***] FTEs per Contract Year, unless otherwise agreed by the Parties.
     1.14 “ARCHEMIX Background Technology” means any Technology that is used by ARCHEMIX, or provided by ARCHEMIX for use, or that is otherwise necessary or useful in the performance of the Research Program, the Development or Co-Development of Lead Compounds, Clinical Candidates and/or the Commercialization of Products that is (a) Controlled by
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX as of the Effective Date or (b) Made by employees of, or consultants to, ARCHEMIX after the Effective Date other than in the conduct of ARCHEMIX Research Activities or ARCHEMIX Development Activities and without the use in a material respect of any ELAN Technology, ELAN Materials, ELAN Patent Rights, ELAN Product Patent Rights, ELAN Product Technology or Program Technology. For purposes of clarity, ARCHEMIX Background Technology (a) shall include the SELEX™ Process and SELEX™ Technology and (b) shall not include, and shall not be included in, ARCHEMIX Program Technology or ARCHEMIX’ interest in Joint Technology.
     1.15 “ARCHEMIX Co-Development Percentage” means a whole number percentage less than or equal to [***] percent ([***]%) and greater than or equal to [***] percent ([***]%) specified by ARCHEMIX pursuant to Sections 4.11.1 and 4.11.2.
     1.16 “ARCHEMIX Decision” means a decision with respect to the following issues: (a) how to perform the [***] against [***] identified for inclusion in the Research Program in accordance with Section 3.5.1; (b) the expansion, [***], of the number of FTEs to be provided by ARCHEMIX under the Research Program in any Contract Year beyond the ARCHEMIX Annual FTE Commitment (including without limitation, the application of additional ARCHEMIX FTEs beyond the ARCHEMIX Annual FTE Commitment to the [***]); (c) any activity requiring ARCHEMIX to apply significantly (i.e., at least [***]%) more resources (other than FTEs) to the Research Program than are specified by the Annual Research Plan; (d) to incur any [***] except as provided in Section 3.3.5; (e) whether ELAN has nominated as a Program Target a Target that ARCHEMIX determines in good faith, after consultation with, and, if requested by ELAN, obtaining a letter from, ARCHEMIX’ outside counsel (which counsel shall be of nationally recognized reputation in the life sciences field) confirming such determination, that an executed written agreement between ARCHEMIX and a Third Party prohibits ARCHEMIX from allowing ELAN to designate such Target as a Program Target; provided, that, to the extent permitted by any such agreement, ARCHEMIX shall provide ELAN with a redacted copy of such agreement which shall include those provisions that are reasonably relevant to such determination, subject to the confidentiality obligations hereunder; and (f) whether ARCHEMIX should [***] obtain a license to a Blocking Third Party Patent or any other Third Party Patent Rights. Notwithstanding
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the foregoing, the characterization of the matters described in Section 1.16(b) above as an ARCHEMIX Decision shall not affect the agreement of ARCHEMIX to reasonably consider in good faith using its commercially reasonable discretion any requests of ELAN to increase the number of ARCHEMIX FTEs to be provided in the Research Program beyond the ARCHEMIX Annual FTE Commitment or to increase other resources to be utilized by ARCHEMIX in the Research Program.
     1.17 “ARCHEMIX Development Activities” means all Development or Co-Development activities specified to be conducted by ARCHEMIX in any Annual Development Plan (or amendment thereto) and approved by ARCHEMIX’ representatives on the JMC.
     1.18 “ARCHEMIX Field” means the use of Aptamers for all therapeutic purposes and applications.
     1.19 “ARCHEMIX-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and ARCHEMIX dated October 21, 2001, and any amendments thereto.
     1.20 “ARCHEMIX Materials” means any Proprietary Materials that are Controlled by ARCHEMIX and used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program, the Development Program and/or any other activities conducted hereunder, and that are not Joint Technology or Program Technology. For purposes of clarity, ARCHEMIX Materials shall include all Aptamers Controlled by ARCHEMIX and provided by ARCHEMIX for use in the Research Program and/or for the Development of Clinical Candidates that are not Joint Technology or Program Technology.
     1.21 “ARCHEMIX Patent Rights” means any Patent Rights Controlled by ARCHEMIX that contain one or more claims that cover ARCHEMIX Technology.
     1.22 “ARCHEMIX Program Technology” means any Program Technology that (a) is not ELAN Product Technology or Joint Technology, (b) is Made by or through employees of, or consultants to, ARCHEMIX, alone or with a Third Party, and (c) does not use in a material respect or benefit in a material respect from any ELAN Technology, ELAN Product Technology, ELAN Product Patent Rights, ELAN Materials, ELAN Patent Rights or Joint Technology.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.23 “ARCHEMIX Research Activities” means all activities specified to be conducted by ARCHEMIX in any Annual Research Plan (or amendment thereto) that are (a) approved by the JMC and (b) to the extent involving matters that are ARCHEMIX Decisions, approved by ARCHEMIX in accordance with Section 2.1.5.
     1.24 “ARCHEMIX-SomaLogic Agreement” means the License Agreement by and between ARCHEMIX and SomaLogic, Inc. dated as of September 4, 2003, and any amendments thereto.
     1.25 “ARCHEMIX Technology” means, collectively, ARCHEMIX Background Technology and ARCHEMIX Program Technology.
     1.26 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.27 “Change of Control” means, with respect to a Party, (a) a merger, consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, (b) any transaction or series of related transactions (other than an investment transaction by an entity not engaged in the pharmaceutical or biotechnology business, the purpose of which is to raise capital for a Party) in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s assets which relate to this Agreement.
     1.28 “Clinical Candidate Selection Criteria” or “CCSC” means the guideline criteria for selecting Lead Compounds that are sufficiently promising to warrant further Development as Clinical Candidates (a) as set forth in Schedule 7 attached hereto for IL-23, and (b) as such Schedule 7 shall be amended from time to time by the JMC with respect to the other Program Targets listed on Schedule 1 as of the Effective Date and/or to any other Program Target
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to be included in the Research Program, which amendment shall occur before any activities with respect to such Program Target are initiated, in any material respect, in the Research Program.
     1.29 “Co-Developed Product” means a Psoriatic Diseases Co-Developed Product and/or a Non-Parenteral Co-Developed Product.
     1.30 “Co-Development” means Development of a Co-Developed Product after ARCHEMIX’ exercise of a Co-Development Option as described in Section 4.11.1.
     1.31 “Co-Development Territory” means any or all of: (a) the United States of America and its territories and possessions; (b) all countries that comprise the European Union; and/or (c) all countries other than those described in (a) or (b).
     1.32 “Collaboration” means the alliance of ARCHEMIX and ELAN established pursuant to this Agreement for the purposes of identifying, researching and Developing Collaboration Aptamers and Commercializing Products in the Territory.
     1.33 “Collaboration Aptamer” means any or all of IL-23 Aptamers, Development Leads, Collaboration Compounds, Program Aptamers, Patented Aptamers, Lead Compounds, Clinical Candidates and/or Products.
     1.34 “Collaboration Compound” means any Program Aptamer that binds a Program Target other than IL-23 that is identified by performing the SELEX™ Process against a Program Target other than IL-23 in the conduct of the Research Program or any Aptamer Derived therefrom that binds a Program Target other than IL-23.
     1.35 “Collaboration Product” means any pharmaceutical or medicinal item, substance or formulation that contains, incorporates or comprises a Collaboration Compound or any Aptamer Derived therefrom that binds a Program Target other than IL-23.
     1.36 “Combination Product” means a combination or bundled product that is sold together in a single package or as a unit at a single price by a Party, its Affiliate or Sublicensee and that includes: (a) a Product; and (b) a Supplemental Product that is not within the Licensed Patent Rights, where both the Product and the Supplemental Product are required to treat the intended Indication and/or to achieve the intended use or effect.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.37 “Commercialization” means any and all activities related to the offering for sale and/or sale of a Product after Commercialization Regulatory Approval has been obtained, including but not limited to activities related to marketing, manufacturing for commercial distribution, educating providers and consumers, contracting, pharmacoeconomics studies, payer reimbursement, promoting, detailing, distributing, importing, conducting post-marketing human clinical studies and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, to “Commercialize” or “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.
     1.38 “Commercially Reasonable Efforts” means (a) with respect to activities of ARCHEMIX in the Research Program, or, with respect to the conduct of ARCHEMIX Development Activities, or the Commercialization of Co-Developed Products, if any, the efforts and resources comparable to those undertaken by ARCHEMIX in pursuing the research, discovery, development and intellectual property protection of proprietary materials and the development of product candidates and commercialization of products, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle, and (b) with respect to activities of ELAN in the Research Program, the Development of a particular Clinical Candidate or the Commercialization of a particular Product, the efforts and resources comparable to those undertaken by ELAN in pursuing intellectual property protection and development of product candidates and commercialization of products, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle. For purposes of both (a) and (b) above, all relevant factors as measured by the facts and circumstances at the time such efforts are due shall be taken into account, including, as applicable D and without limitation, mechanism of action; efficacy and safety; product profile; actual or anticipated Regulatory Authority approved labeling; the nature and extent of market exclusivity (including patent coverage, proprietary position and regulatory exclusivity; cost, time required for and likelihood of obtaining Commercialization Regulatory Approval; competitiveness of
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

alternative products and market conditions; actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
     1.39 “Commercialization Regulatory Approval” means, with respect to any Product, the Regulatory Approval required by Applicable Laws to sell such Product in a country or region. “Commercialization Regulatory Approval” shall include, without limitation, the approval of any Drug Approval Application. For purposes of clarity, “Commercialization Regulatory Approval” in the United States shall mean final approval of an NDA for a first Indication or sNDA for a second or later Indication permitting marketing of the applicable Product in interstate commerce in the United States. “Commercialization Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended; and “Commercialization Regulatory Approval” in Japan shall mean final approval of an application submitted to the Ministry of Health, Labor and Welfare and the publication of a New Drug Approval Information Package permitting marketing of the applicable Product in Japan, as any of the foregoing may be amended from time to time.
     1.40 “Competitive Entity” means any Third Party in the top [***] ([***]) companies ranked by [***] in the most recently completed Calendar Year for which such ranking is readily available from an unaffiliated Third Party.
     1.41 “Competitive Program” means any research, development or commercialization activity that involves an aptamer that targets a Program Target.
     1.42 “Confidential Information” means (a) with respect to ARCHEMIX, all embodiments of ARCHEMIX Technology and ARCHEMIX shall be deemed the “disclosing party” and ELAN the “receiving party” with respect thereto; (b) with respect to ELAN, all embodiments of ELAN Technology and/or ELAN Product Technology and ELAN shall be deemed the “disclosing party” and ARCHEMIX the “receiving party” with respect thereto; and (c) with respect to each Party, each of which shall be deemed both the “disclosing party” and “receiving party” with respect thereto, (i) all embodiments of Joint Technology, (ii) all information, Technology and Proprietary Materials, to the extent not described in (a) or (b), disclosed or provided by or on behalf of such Party (the “disclosing Party”) to the other Party (the
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“receiving Party”) or to any of the receiving party’s employees, consultants, Affiliates or Sublicensees, (iii) the terms of this Agreement and (iv) all Technology generated hereunder in connection with the Research Program, the Development (including the Co-Development) of Clinical Candidates, and the Commercialization of Products; provided that none of the foregoing shall be Confidential Information if: (A) as of the date of disclosure, it is known to the receiving Party or its Affiliates, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure by or on behalf of the other Party; (B) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no unauthorized disclosure and no fault of the receiving Party; (C) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the other Party; or (D) it is independently developed by or for the receiving Party without benefit from, reference to or use of any Confidential Information of the other Party as demonstrated by credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the proviso at the end of the preceding sentence or otherwise allocated to one or both of the Parties pursuant to (a), (b) or (c) above, (1) any scientific, technical or financial information Controlled, as between the Parties, solely by one Party and disclosed at any meeting of the JMC or JPT, or disclosed through an audit or other report under this Agreement, shall constitute Confidential Information of the Controlling Party, and (2) any data, documentation or other information regarding an Amyloid Beta Agreement disclosed by or on behalf of ARCHEMIX pursuant to Section 4.10.2 shall constitute Confidential Information of ARCHEMIX.
     1.43 “Contract Year” means (a) the period beginning on the Effective Date and ending on the first anniversary of the last day of the calendar month in which the Effective Date falls and (b) each succeeding twelve (12) month period thereafter.
     1.44 “Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws and (b) with respect to Proprietary Materials, the possession by a
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party of the right to supply such Proprietary Materials to the other Party as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws.
     1.45 “Derived” means identified, obtained, developed, created, synthesized, generated, designed or resulting from; based upon; containing or incorporating; conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
     1.46 “Development” or “Develop” means all pre-clinical and clinical activities performed to obtain Regulatory Approval of a product up to and including the obtaining of Commercialization Regulatory Approval of such product. For purposes of clarity, these activities include, without limitation, test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.
     1.47 “Development Costs” means the reasonable out-of-pocket costs and internal costs incurred by a Party (or for its account by an Affiliate or a Third Party) consistent with the respective Development activities of such Party as set forth in the Annual Development Plan or as mutually agreed by the Parties, and specifically attributable to Development or Co-Development of a Development Lead, Clinical Candidate or Product. For purposes of this definition (a) out-of-pocket costs means the actual amounts paid to a Third Party for specific external Development or Co-Development activities applicable to a Development Lead, Clinical Candidate or Product, including, without limitation, Manufacturing Costs and all filing fees required for and other costs associated with, any Regulatory Filings; (b) internal costs means the applicable FTE Rate multiplied by the number of FTE hours utilized in the relevant period on activities directly relating to the Development or Co-Development of a Development Lead, Clinical Candidate or Product in accordance with the Annual Development Plan or as mutually agreed by the Parties; and (c) the reasonable out-of-pocket and internal costs of obtaining Development Leads, Clinical Candidates or Products for use in the activities in clause (a), including without limitation internal
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Manufacturing Costs. For the avoidance of doubt, Development Costs shall include the costs incurred by either Party in conducting clinical trials with respect to a Development Lead, Clinical Candidate or Product.
     1.48 “Development Lead” means [***] (a) [***] the [***]and (b) [***] in [***] by [***] for the [***] of [***].
     1.49 “Development Program” means, with respect to each Clinical Candidate, the Development activities to be conducted during the Term with respect to such Development Lead or Clinical Candidate pursuant to the Annual Development Plan, with the objective of developing such Development Lead or Clinical Candidate into a Product.
     1.50 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease. For purposes of clarity, the term Diagnosis shall not include the delay of onset or progression of, or treatment or prevention of, an Indication.
     1.51 “Diagnostic Product” means In Vitro Diagnostics, In Vivo Diagnostic Agents and any product used for Diagnosis.
     1.52 “Diligence Indication” means (i) for IL-23 Aptamers, each of Crohn’s Disease, multiple sclerosis, psoriasis and rheumatoid arthritis, and (ii) for Collaboration Compounds other than IL-23 Aptamers, any single Indication.
     1.53 “Drug Approval Application” means, with respect to a Product in a particular country or region, an application for Commercialization Regulatory Approval for such Product in such country or region, including without limitation: (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA in any country or region in the Territory; and (c) all supplements and amendments to any of the foregoing.
     1.54 “Early Stage Development Costs” means, with respect to a Co-Developed Product, all Development Costs incurred by ELAN with respect to such Co-Developed Product during the period commencing on the date of designation by ELAN of the Development Lead or Clinical Candidate from which such Co-Developed Product was Derived, or constituting such Co-
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Developed Product, and continuing up to the date that the Parties begin Co-Developing that Co-Developed Product.
     1.55 “ELAN Background Technology” means any Technology that is used by ELAN, or provided by ELAN for use, or that is otherwise necessary or useful in the performance of the Research Program, the Development or Co-Development of Lead Compounds or Clinical Candidates and/or the Commercialization of Products that is (a) Controlled by ELAN as of the Effective Date or (b) Made by employees of, or consultants to, ELAN after the Effective Date other than in the conduct of ELAN Research Activities or ELAN Development Activities and without the use in a material respect of any ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Materials or Program Technology. For purposes of clarity, ELAN Background Technology (a) shall not include, and shall not be included in, ELAN Program Technology, ELAN Product Technology or ELAN’s interest in Joint Technology.
     1.56 “ELAN Decision” means any decision with respect to the following issues: (a) subject to Section 3.5.1(b), the replacement of any Program Target with another Target; (b) the nomination of an IL-23 Aptamer or a Collaboration Compound as a Lead Compound; (c) the nomination of a Lead Compound as a Clinical Candidate; (d) the [***] of [***] to be [***] in [***] to the [***]; (e) the use or application by ELAN of [***] and/or [***] and [***] in the conduct of the Research Program and/or the Development of Clinical Candidates; and (f) whether ELAN should [***] obtain a license to a Blocking Third Party Patent or any other Third Party Patent Rights.
     1.57 “ELAN Development Activities” means all Development activities specified to be conducted by ELAN in any Annual Development Plan (or amendment thereto).
     1.58 “ELAN Materials” means any Proprietary Materials that are Controlled by ELAN and used by ELAN, or provided by ELAN for use, in the Research Program, the Development Program and/or any other activities conducted hereunder, and that are not Joint Technology or Program Technology.
     1.59 “ELAN Patent Rights” means any Patent Rights Controlled by ELAN that contain one or more claims that cover ELAN Technology.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.60 “ELAN Product Patent Rights” means any Patent Rights that contain one or more claims that cover ELAN Product Technology.
     1.61 “ELAN Product Technology” means any Technology that is Made by employees of, or consultants to, ELAN, alone or jointly with any other entity (including ARCHEMIX) in the course of Development (but not Co-Development) of Development Leads and Clinical Candidates and/or Commercialization of Products other than Co-Developed Products; provided however, that any Technology that relates to the conduct of the SELEX™ Process or the use of the SELEX™ Technology shall not be considered to be ELAN Product Technology. For purposes of clarity, ELAN Product Technology shall not be included in Joint Technology.
     1.62 “ELAN Program Technology” means any Program Technology that (a) is not ELAN Product Technology or Joint Technology; (b) is Made by or through employees of, or consultants to, ELAN, alone or with any Third Party; and (c) does not use in a material respect or benefit in a material respect from any ARCHEMIX Technology, ARCHEMIX Materials, ARCHEMIX Patent Rights or Joint Technology.
     1.63 “ELAN Research Activities” means (a) all activities specified to be conducted by ELAN in any Annual Research Plan (or amendment thereto) that are (i) approved by the JMC and (ii) to the extent involving matters that are ELAN Decisions, approved by ELAN in accordance with Section 2.1.5, and (b) all research activities conducted by ELAN with respect to any Development Leads, Lead Compounds and Clinical Candidates undergoing Development and Products undergoing Commercialization.
     1.64 “ELAN Technology” means, collectively, ELAN Background Technology and ELAN Program Technology.
     1.65 “Enriched Pool” means a pool of oligonucleotides used to perform the SELEX™ Process against a Program Target in the performance of the Research Program that (a) has undergone [***] or more [***] of [***] and (b) wherein, using an [***] with [***] of [***] (i.e., [***] and [***] of the applicable Program Target, at least [***]% of the input pool of [***] is [***] in the assay by the Program Target and the [***] fraction of the [***] pool is at least [***] to the [***] fraction for [***] (i.e., [***]) pool of [***].
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.66 “Effective Date” means the date first set forth above.
     1.67 “Excepted Decision” means any of the following decisions requiring the unanimous approval of all members of the JMC: (a) any decision as to whether a milestone has been achieved under this Agreement for which a milestone payment is payable; (b) any Significant Co-Development Decision made [***] Phase III Clinical Trials with respect to the Co-Development of a [***] in a [***]; and (c) any disagreement between the Parties on the appropriate method of determining royalties for a Combination Product in accordance with Section 5.4.1(f).
     1.68 “Excluded Aptamer” means any Aptamer listed on Schedule 5.
     1.69 “Excluded Target” means any Target listed on Schedule 2.
     1.70 “Failed Target” means any Program Target or proposed Program Target as to which the JPT concludes and the JMC agrees that, after using Commercially Reasonable Efforts to identify Aptamers, or based on prior activities of ARCHEMIX, [***] is unable or unlikely to identify [***] against such Program Target.
     1.71 “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
     1.72 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.
     1.73 “First Commercial Sale” means, with respect to a Product in a country in the Territory, the first sale, transfer or disposition for value to an end-user of such Product in such country.
     1.74 “Force Majeure” means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation,
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government, to the extent and for the duration of such occurrence.
     1.75 “FTE” shall mean [***] hours of work devoted to or in support of the ARCHEMIX Research Activities or the ARCHEMIX Development Activities that is carried out by one or more employees, contract personnel or consultants of ARCHEMIX, measured in accordance with ARCHEMIX’ time allocation practices from time to time.
     1.76 “FTE Cost” means, for any period, the FTE Rate multiplied by the applicable number of FTEs in such period.
     1.77 “FTE Rate” means [***] Dollars (US $[***]); provided that on January 1 of each Calendar Year in the Term, commencing with January 1, 2007, the FTE Rate will be [***] by multiplying the FTE Rate applicable on December 31 of the immediately preceding Calendar Year by [***], where [***] is the Consumer Price Index for All Urban Consumers in the Boston Metropolitan Area published by the Bureau of Labor Statistics of the United States Department of Labor for [***] in the immediately preceding [***] and [***] is the Consumer Price Index for All Urban Consumers in the Boston Metropolitan Area published by the Bureau of Labor Statistics of the United States Department of Labor (i) for the [***] the Effective Date for the period commencing on the Effective Date and continuing until the [***] of the [***] ended [***] and (ii) for each [***] thereafter, for the [***] in the immediately preceding [***] (e.g. in [***] is [***] as at [***] and [***] is [***] as at [***]). Any such [***] shall be rounded to the nearest [***] US Dollars ($[***]).
     1.78 “Fully-Exercised Co-Developed Product” means any Co-Developed Product with respect to which the ARCHEMIX Co-Development Percentage is [***] percent ([***]%).
     1.79 “GAAP” means United States generally accepted accounting principles, consistently applied.
     1.80 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.
     1.81 “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.82 “IL-23” means the Program Target designated and defined as IL-23 on Schedule 1 attached hereto.
     1.83 “IL-23 Aptamer” means (a) any Program Aptamer that binds IL-23 that is identified by performing the SELEX™ Process against IL-23 in the conduct of the Research Program or any Aptamer Derived therefrom that binds IL-23, and/or (b) any Aptamer that binds IL-23 that is covered by one or more of the claims of the IL-23 Patent Applications or any Aptamer that binds IL-23 Derived therefrom. For purposes of clarity, IL-23 Aptamers include, without limitation, ARC2350 and all IL-23 Back-Up Compounds.
     1.84 “IL-23 Back_Up Compounds” means all IL-23 Aptamers other than ARC2350.
     1.85 “IL-23 Patent Applications” means (a) the following patent applications: (i) United States Patent Application Serial No. 11/075649; (ii) PCT Patent Application Serial No. US2005/007666; and (iii) United States Patent Application Serial No. 11/234676 and (b) all applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, and all foreign counterparts of any of the foregoing.
     1.86 “IL-23 Product” means any pharmaceutical or medicinal item, substance or formulation that contains, incorporates or comprises an IL-23 Aptamer or an Aptamer Derived therefrom that binds specifically to IL-23.
     1.87 “IND” means: (a) an Investigational New Drug Application as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a Clinical Candidate in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Clinical Candidate in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
     1.88 “IND Acceptance” means, with respect to an IND, the earlier of the receipt of notification of acceptance of such IND from the FDA or the expiration of thirty (30) days from the date of filing of such IND with the FDA.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.89 “Indication” means any human disease or condition which can be treated, prevented, cured or the onset or progression of which can be delayed and which would require the filing of a separate NDA or sNDA to obtain Commercialization Regulatory Approval for such disease or condition.
     1.90 “Initiation” means, with respect to a human clinical trial, the first date that a subject or patient is dosed in such clinical trial.
     1.91 “In Vitro Diagnostics” means the use of the SELEX™ Process or Aptamers or PhotoAptamers identified through the use of the SELEX™ Process in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX™ Process or Aptamers or PhotoAptamers identified through the use of the SELEX™ Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples).
     1.92 “In Vivo Diagnostic Agent” means any product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     1.93 “Joint Management Committee” or “JMC” means the committee composed of ARCHEMIX and ELAN representatives established pursuant to Section 2.1.
     1.94 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.
     1.95 “Joint Project Team” or “JPT” means the committee composed of ARCHEMIX and ELAN representatives established pursuant to Section 2.2.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.96 “Joint Technology” means (a) any Program Technology that is (i) jointly Made by employees of, or consultants to, ELAN and employees of, or consultants to, ARCHEMIX in the performance of the Research Program, or (ii) Made solely by employees of, or consultants to, either Party with the use in a material respect of any Technology, Patent Rights or Proprietary Materials Controlled by the other Party or any other Joint Technology; (b) any Program Aptamer; (c) any Patented Aptamer; and (d) any Program Technology that relates to Pegylation. For purposes of clarity, (i) any Program Technology that relates to the conduct of the SELEX™ Process or the use of the SELEX™ Technology shall not be considered to be Joint Technology, and (ii) Joint Technology shall not include any IL-23 Aptamers Made by ARCHEMIX as of the Effective Date, and any Product Derived from any such IL-23 Aptamers without the use in a material respect of any Technology, Patent Rights or Proprietary Materials Controlled by ELAN.
     1.97 “Knowledge” means, with respect to a Party, the actual knowledge of the chief executive officer or any vice president of such Party.
     1.98 “Lead Selection Criteria” or “LSC” means the guideline criteria for selecting Collaboration Compounds or IL-23 Aptamers that are sufficiently promising to warrant further research as a Lead Compound, such criteria to be set forth in the Annual Research Plan with respect to the Program Targets listed on Schedule 1 as of the Effective Date and/or to any other Program Target to be included in the Research Program before any activities with respect to such Program Target are initiated in the Research Program. For purposes of clarity, the LSC for a Program Target shall include, at a minimum, binding affinity, specificity, activity and size criteria but shall not include animal efficacy, animal toxicology, process development or cost of goods criteria.
     1.99 “Licensed Patent Rights” means any ARCHEMIX Patent Rights and ARCHEMIX’ interest in Joint Patent Rights that (a) contain one or more claims that cover any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use, or (b) claim inventions that are necessary for ELAN to exercise the licenses granted to it pursuant to Sections 7.1.1 and 7.2.1 under the Licensed Patent Rights described in subsection (a). For purposes of clarity, (a) the Licensed Patent Rights shall exclude any Patent Rights that relate to the conduct of the SELEX™ Process and/or the use of the SELEX™ Technology; (b) the
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Licensed Patent Rights as of the Effective Date include without limitation the Patent Rights listed on Schedule 3 attached hereto; and (c) ARCHEMIX shall update Schedule 3 not less than annually during the Term to add any additional Patent Rights that become Licensed Patent Rights.
     1.100 “Licensed Technology” means any ARCHEMIX Technology and ARCHEMIX’ interest in Joint Technology that (a) relates to any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use or (b) is necessary for ELAN to exercise the licenses granted to it pursuant to Section 7.1.1 and 7.2.1 under the Licensed Technology described in subsection (a).
     1.101 “Made” means (a) with respect to patentable Technology, discovered, conceived or first reduced to practice, whether actively or constructively, and (b) with respect to all other Technology, first generated, identified, synthesized or developed.
     1.102 “Major Market Country” means [***] of the [***] and [***]For [***] of [***] the[***] and [***]
     1.103 “NDA” means a New Drug Application, as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to sell a Product in the United States.
     1.104 “Net Sales” means the gross amount billed or invoiced by ELAN or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Products less (i) allowances for normal and customary trade (including those granted in core distribution agreements and inventory management agreements), quantity and cash discounts actually allowed and taken, (ii) transportation, insurance and postage charges, if paid by ELAN or any Affiliate or Sublicensee of ELAN and included on any such entity’s bill or invoice as a separate item, (iii) credits, chargebacks, rebates, returns pursuant to agreements (including, without limitation, managed care agreements) or government regulations, to the extent actually allowed, and (iv) any tax, tariff, customs duty, excise or other duty or other governmental charge (other than a tax on income) levied on the sale, transportation or delivery of Product and actually paid by ELAN, or any of its Affiliates or Sublicensees. In addition, Net Sales are subject to the following:
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) If ELAN or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Product to a customer in a particular country other than on customary commercial terms or as part of a package of products and services (but not in a Combination Product), the Net Sales of such Product to such customer shall be deemed to be “the fair market value” of such Product. For purposes of this subsection (a), “fair market value” shall mean the value that would have been derived had such Product been sold as a separate product to another customer in the country concerned on customary commercial terms.
          (b) In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of products, all discounts and the like shall be allocated among products on the basis on which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products.
          (c) For purposes of clarity, use of any Product in clinical trials, pre-clinical studies or other research or development activities, or disposal or transfer of Products for a bona fide charitable purpose or purposes of a commercially reasonable sampling program shall not give rise to any Net Sales.
     1.105 “Non-Parenteral” means all methods of administering a therapeutic substance or medication to a patient that do not involve puncture of the skin or any active delivery through the skin through the use of a device.
     1.106 “Non-Parenteral Co-Development Option” means any Co-Development Option for an IL-23 Product intended to treat any Indication in a Non-Parenteral formulation.
     1.107 “Non-Parenteral Co-Developed Product” means any (a) IL-23 Product or (b) IL-23 Aptamer in Development as a Development Lead or a Clinical Candidate, in either case that is intended to treat any Indication in a Non-Parenteral formulation and as to which ARCHEMIX has exercised the Non-Parenteral Co-Development Option.
     1.108 “Non-Parenteral Option Termination Date” means, with respect to each potential IL-23 Product Developed to treat any Indication in a Non-Parenteral formulation, the
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

date estimated in good faith by ELAN to be [***] days before the date of Initiation of the initial Phase II Clinical Trial with respect to such potential IL-23 Product.
     1.109 “Operating Income (Loss)” has the meaning set forth on Schedule 4 attached hereto.
     1.110 “Option Termination Date” means a Psoriatic Diseases Option Termination Date or a Non-Parenteral Option Termination Date.
     1.111 “Patent Rights” means issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, and all foreign counterparts of any of the foregoing.
     1.112 “Patented Aptamer” means any Aptamer claimed in or covered by Program Aptamer-Specific Patent Rights.
     1.113 “Pegylation” means Technology relating to the covalent or non-covalent linking of any polyalkylene oxide and/or polyalkylene ether moiety (including but not limited to polyethylene glycol and polypropylene glycol) to another compound, such as an Aptamer.
     1.114 “Permitted Screening Activities” means, [***] to any [***]any [***] ARCHEMIX [***] to such [***] for [***] for [***] for the [***] of [***] Aptamers [***] to a [***] a [***]; provided, however, [***] of a [***] as a [***] be a [***] if and only if (a) [***] with [***] (i.e., [***] into a [***] ARCHEMIX [***] of any [***] or [***] as [***] under this [***] or if ARCHEMIX [***] ARCHEMIX [***] under this [***] or (b) [***] is no [***], ARCHEMIX [***] ELAN, [***] or [***] in the [***] ELAN, [***] as a[***] for such [***]
     1.115 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.116 “Phase I Clinical Trial” means a clinical trial conducted in accordance with a protocol approved by the JMC, in healthy humans or patients, which clinical trial is designed to establish the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials.
     1.117 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition in accordance with a protocol approved by the JMC, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     1.118 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition in accordance with a protocol approved by the JMC, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with the Clinical Candidate in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the pertinent Regulatory Authority in any country.
     1.119 “Product” means any IL-23 Product and/or any Collaboration Product.
     1.120 “Product Commercialization Plan” means, with respect to each Product, the written plan for the Commercialization of such Product in the Territory (including, without limitation, expected manufacturing scale-up, manufacture, formulation and filling requirements for such Product and a detailed strategy, budget and proposed timelines), as such plan may be amended or updated.
     1.121 “Product Trademarks” means any trademark or trade name, whether or not registered, or any trademark application or renewal, extension or modification thereof, in the Territory, or any trade dress and packaging, in each case (a) that are applied to or used with any Product by ELAN and (b) together with all goodwill associated therewith and promotional materials relating thereto.
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.122 “Program Aptamer” means any Program Oligonucleotide that is an Aptamer that binds a Program Target and that is identified in the performance of the Research Program or during Development and/or any Aptamer that binds a Program Target that is Derived from such Program Oligonucleotide, regardless of its stage of research or Development, including, without limitation, Lead Compounds and Clinical Candidates.
     1.123 “Program Aptamer-Specific Patent Rights” means all Patent Rights that cover only Program Aptamer-Specific Technology.
     1.124 “Program Aptamer-Specific Technology” means any Program Technology that relates specifically and solely to (i) any Program Aptamer, IL-23 Aptamer or Product or (ii) the manufacture, formulation, delivery or use of a Program Aptamer, IL-23 Aptamer or Product.
     1.125 “Program Oligonucleotide” means the [***] and [***] obtained from an [***] and [***] and [***] in the performance of [***] against a [***] that is not a [***].
     1.126 “Program Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are Made by either Party in the conduct of the Research Program or the Co-Development of Clinical Candidates and/or Co-Developed Products. For the avoidance of doubt, Program Technology does not include, and is not included in, ELAN Background Technology, ARCHEMIX Background Technology or ELAN Product Technology.
     1.127 “Program Target” means the Targets listed on Schedule 1, as amended from time to time in accordance with Section 3.5; provided, however, that there shall be no more than four (4) Targets listed on Schedule 1 at any point in time, and each of these shall be a Target that ELAN reasonably believes based on publicly available literature or proprietary data has activity in the Target Selection Field. For purposes of clarity, the term Program Target shall include as the Target against which the SELEX™ Process may be performed (a) in the case of a ligand, (i) the designated ligand and the designated components or subunits [***] and (ii) [***] to which [***] and the [***] or [***] of such [***]but [***] any other [***] or other [***] that [***] with such [***] or [***] or such [***] or [***]; (b) [***] of a [***], (i) the [***] and the [***] or [***] of such [***], and (ii) a [***] to which [***] and the [***] or [***] of such [***] but [***] any
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

other [***] or other [***] that [***] a [***] with such [***] or [***] or such [***] or[***]; (c) [***] of a [***] or [***] of a [***], (i) the [***], and (ii) a [***] to which [***] and the [***]or [***] of such [***] but [***] any other [***] or other [***]that [***] a [***] with such [***] or [***] or such [***] or [***]; and (d) [***] of a [***] or [***] of a [***], (i) the [***] or [***], and (ii) a [***] to which [***] and the [***] or [***] of such [***]but [***] any other [***] or other[***] that [***] a [***] with such [***] or [***] or such [***] or [***]. By way of example, the [***] (i) the [***] and [***] and (ii) the [***] and [***].
     1.128 “Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the transferring Party or (b) that are otherwise first Made by a Party in the conduct of the Research Program or the Development Program.
     1.129 “Psoriatic Diseases” means psoriatic diseases, including without limitation psoriasis and psoriatic arthritis.
     1.130 “Psoriatic Diseases Co-Development Option” means any Co-Development Option for a parenteral formulation of an IL-23 Product intended to treat Psoriatic Diseases.
     1.131 “Psoriatic Diseases Co-Developed Product” means any (a) parenteral IL-23 Product or (b) IL-23 Aptamer in Development as a Development Lead or Clinical Candidate in a parenteral formulation, in either case that is intended to treat Psoriatic Diseases and as to which ARCHEMIX has exercised the Psoriatic Diseases Co-Development Option.
     1.132 “Psoriatic Diseases Option Termination Date” means, with respect to each parenteral formulation of a potential IL-23 Product Developed for the treatment of Psoriatic Diseases, the date estimated in good faith by ELAN to be [***] ([***]) days before the date of Initiation of the initial Phase II Clinical Trial with respect to that potential IL-23 Product.
     1.133 “Quarter” means the stub period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.134 “Radio Therapeutic” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.135 “Regulatory Approval” means, with respect to any country or region in the Territory, any approval or license of any Regulatory Authority required for the manufacture, use, storage, importation, exportation, transport, sale or other distribution of a Product for use in such country or region.
     1.136 “Regulatory Authority” means the FDA, or any counterpart of the FDA outside the United States, or any other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Product.
     1.137 “Regulatory Filings” means, collectively: (a) all INDs, license applications, drug master files, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)), NDAs, BLAs and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.
     1.138 “Rejected Program Target” means any Program Target that is rejected by written notice from ELAN pursuant to Section 3.5.1(a).
     1.139 “Research Program” means the research program to be conducted by the Parties during the Research Program Term pursuant to the Annual Research Plan, including but not limited to the identification and initial testing of Collaboration Compounds and IL-23 Aptamers,
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the selection of Lead Compounds from Collaboration Compounds and IL-23 Aptamers and the selection of Clinical Candidates from such Lead Compounds for further Development. For purposes of clarity, the Research Program does not include any Development activities performed in the course of the Development Program.
     1.140 “Research Program Term” means, subject to Section 13.2.1(b), the period beginning on the Effective Date and ending on the last day of the third Contract Year or such later date as the Parties may mutually agree in writing; provided, that, if this Agreement is terminated prior to the end of the Research Program Term, the effective date of such early termination specified in the termination notice shall become the last day of the Research Program Term.
     1.141 “Royalty-Bearing Product” means (a) any Product that is not a Co-Developed Product, (b) any Product contained in a Combination Product that is not a Co-Developed Product and (c) any Co-Developed Product to the extent sold outside of a Co-Development Territory or for an Indication or in a formulation other than one for which Co-Development occurs.
     1.142 “Royalty Term” means, with respect to each Royalty-Bearing Product in each country in the Territory, the period beginning on the date of First Commercial Sale of such Royalty-Bearing Product in such country and ending on the later to occur of (a) expiration of the last to expire Valid Claim of the Licensed Patent Rights or ELAN Joint Product Patent Rights in such country that covers such Royalty-Bearing Product or its identification, manufacture, use, import, offer for sale or sale or (b) [***] years from the date of the First Commercial Sale of such Royalty-Bearing Product in such country.
     1.143 “ROW” means all countries and territories of the world other than the United States and its territories and possessions and the Major Market Countries.
     1.144 “SELEXTM  Portfolio” means those Patent Rights licensed by Gilead to ARCHEMIX pursuant to the ARCHEMIX-Gilead License Agreement.
     1.145 “SELEXTM  Process” means any process for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing, including without limitation any such process that (a) is covered by, or is described in, the SELEX™ Portfolio, including without limitation U.S. Patent Nos. [***] or [***], (b) is covered by, or is
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

described in, any other Patent Rights Controlled by ARCHEMIX, and (c) any continuations, divisionals and continuations-in part substitutions, renewals, reissues, re-examinations and extensions of and improvements to the inventions covered by, or described in, the foregoing Patent Rights.
     1.146 “SELEXTM  Technology” means any process for modifying, optimizing and/or stabilizing an aptamer wherein such modification, optimization or stabilization includes, without limitation minimization, truncation, conjugation other than Pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides.
     1.147 “Serious Adverse Event” means an Adverse Event occurring at any dose of a drug that: results in death; poses an immediate risk of death; requires inpatient hospitalization; results in a persistent and/or significant disability, illness or incapacity; or results in a congenital anomaly or birth defect. An Adverse Event that does not fulfill the above criteria nonetheless may be considered a Serious Adverse Event when, based upon reasonable medical judgment, it may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the above outcomes.
     1.148 “Significant Co-Development Decision” means (i) [***] that would [***] be [***] to [***] the [***] of [***] and/or [***] to be [***]ARCHEMIX[***] a [***] with [***] and (ii) [***] with [***] to the [***] and [***] of [***] to, the [***] of [***] for, and [***] and [***] with the [***], such [***] for the [***] and [***].
     1.149 “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.
     1.150 “Sublicense Agreement” means any agreement entered into by ELAN with a Sublicensee.
     1.151 “Sublicensee” means any Third Party to which a Party grants a sublicense under the licenses granted to it under Section 7.1 or 7.2.
     1.152 “Supplemental Product” means a product having independent, supplementary or enabling therapeutic effect (e.g., as a catalyst or adjuvant) or diagnostic utility or that has independent function as a medical device or means of administration.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.153 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.154 “Target Selection Field” means the treatment or prevention in humans of any autoimmune or inflammatory Indication.
     1.155 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including without limitation any negative results).
     1.156 “Terminated Program Aptamer” means (a) all Program Aptamers that bind specifically to any Rejected Program Target, (b) upon any termination of this Agreement by ARCHEMIX pursuant to Section 10.2.3 or the first sentence of Section 10.2.2 or by ELAN pursuant to Section 10.2.1, all Collaboration Aptamers, and (c) upon any termination of ELAN’s license by ARCHEMIX pursuant to the last sentence of Section 10.2.2, the relevant Collaboration Aptamers binding specifically to the Program Target for which such license is terminated due to failure to meet its diligence obligations, as provided in Section 10.3.4.
     1.157 “Territory” means all countries and territories of the world.
     1.158 “Third Party” means a Person other than ELAN and ARCHEMIX and their respective Affiliates.
     1.159 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.
     1.160 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
     1.161 “Valid Claim” means any claim of a pending patent application which has been pending for a period of ten (10) years or less from its earliest priority filing date or an issued unexpired patent that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
[***] Notice Period	4.10.2
[***] Opportunity Notice	4.10.2
[***]ROFN Notice	4.10.2
ARCHEMIX Change of Control Notice	13.2.1	(a)
ARCHEMIX Indemnitees	12.2
Back-up Collaboration Compound	3.8.1
Blocking Third Party Patent	9.4
Claims	12.1
Clinical Candidate	3.7
Co-Development Net Sales	4.12	(b)
Co-Development Option	4.11.1	(b)
Co-Development Option Notice	4.11.1	(b)
Collaboration Manager	2.2.6
Dedicated Equipment	3.3.5
Designated Senior Officers	2.1.5
Disputed Matter	2.1.5
Divestment Opportunity Notice	13.12
Divestment Opportunity Notice Period	13.12
Divestment Opportunity ROFN Notice	13.12
ELAN Change of Control Notice	13.2.2	(a)
ELAN Indemnitees	12.1
Filing Party	9.1.4
50/50 Offset	5.4.1	(c)
Final Offer	13.11
Gilead Indemnitee	12.5
Indemnified Party	12.5
Indemnifying Party	12.3
Infringement	9.2.1	(a)
Infringement Notice	9.2.1	(a)
Lead Compound	3.6.2
Losses	12.1
Non-Filing Party	9.1.4
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Non-Parenteral Option Exercise Period	4.11.1	(b)
Patent Coordinator	8.4
Proprietary Chemistry	5.4.1	(c)
Psoriatic Diseases Option Exercise Period	4.11.1	(b)
Quarterly Report	4.12
R&D Costs	10.3.6
Recipient Party	3.10
Refunded Products	4.13
Roll-Over Payment	4.11.7
Supply Agreement	4.5.2
Term	10.1
Third Party License	5.4.1	(c)
Third Party Payments	5.4.1	(c)
Transferring Party	3.10
2. ADMINISTRATION OF THE COLLABORATION
     2.1 Joint Management Committee.
          2.1.1  Establishment. ARCHEMIX and ELAN hereby establish the Joint Management Committee. The JMC shall have and perform the responsibilities set forth in Section 2.1.4.
          2.1.2  Membership. Each Party shall designate, in its sole discretion, [***] members to the JMC, which shall be members of its, or its Affiliates’, management. Unless otherwise agreed by the Parties, one of ELAN’s designees shall be designated by ELAN as the Chair. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JMC, by giving written notice to the other Party. Initial designees of the Parties to the JMC shall be as follows:

For ARCHEMIX:	Duncan Higgons Page Bouchard Chuck Wilson

For ELAN:	Ivan Lieberburg Ted Yednock Elizabeth Messersmith
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.1.3 Meetings.
               (a) Schedule of Meetings; Agenda. The JMC shall establish a schedule of times for regular meetings, taking into account the planning needs of the Collaboration and its responsibilities. Special meetings of the JMC may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. In no event shall the JMC meet less frequently than once in each Calendar Year. Regular and special meetings of the JMC may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and circulate to each JMC member an agenda for each JMC meeting not later than [***] prior to such meeting.
               (b) Quorum; Voting; Decisions. At each JMC meeting (i) the presence in person of at least [***] members designated by each Party shall constitute a quorum. The JMC shall use reasonable efforts in good faith to resolve by unanimous consent any issue within its jurisdiction. Alternatively, the JMC may act by written consent signed by [***] member designated by each Party, subject to Section 2.1.5. Whenever any action by the JMC is called for hereunder during a time period in which the JMC is not scheduled to meet, the chair of the JMC shall cause the JMC to take the action in the requested time period by calling a special meeting or by circulating a draft written consent. If the JMC is unable to unanimously agree with respect to any issue, notwithstanding the exercise of reasonable efforts, [***] shall have the tie-breaking vote as stated in Section 2.1.5. Representatives of each Party or of its Affiliates who are not members of the JMC, and consultants who are subject to confidentiality obligations no less stringent than those contained herein, may attend JMC meetings as non-voting observers with the consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (c) Minutes. The JMC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JMC within a reasonable time after the meeting, not to exceed [***] business days. The chair of the JMC shall have responsibility for the preparation and circulation of draft minutes. Each member of the JMC shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JMC meeting or within [***] days of the meeting, whichever occurs first. Upon approval, final minutes of each meeting shall be circulated to the members of the JMC by the chair of the JMC.
               (d) Expenses. ARCHEMIX and ELAN shall each bear all expenses of their respective JMC members related to their participation on the JMC and attendance at JMC meetings.
          2.1.4 Responsibilities. The JMC shall be responsible for (a) overseeing the conduct and progress of the Research Program, and (b) providing a forum for the exchange of information between the Parties with respect to the Development of Program Aptamers, Lead Compounds and Clinical Candidates that are, or are eligible for designation as, Co-Developed Products and the Co-Development and Commercialization of Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation; provided however, that the JMC shall not be responsible for overseeing the Development or Commercialization of any Products. Without limiting the generality of the foregoing, the JMC shall have the following responsibilities:
               (a) overseeing the JPT’s performance of its responsibilities;
               (b) reviewing each Annual Research Plan, each Annual Development Plan for Clinical Candidates eligible for designation as Co-Developed Products and for Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation, and, only if ELAN alone (rather than with or through a Sublicensee) is Commercializing a Co-Developed Product, each Product Commercialization Plan for a Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation (including all budgets applicable thereto); provided, that, ELAN agrees to use Commercially
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Reasonable Efforts to include the JMC rights set forth in this Section 2.1.4(b) in each Sublicense Agreement;
               (c) approving any Annual Research Plan;
               (d) directing the preparation of, and reviewing each amendment to, any Annual Research Plan and/or budget applicable thereto;
               (e) approving any amendment or update to an Annual Research Plan;
               (f) reviewing data, reports or other information submitted to it by the JPT from time to time;
               (g) discussing the progress of the Commercialization of each Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation in accordance with the applicable Product Commercialization Plan, if ELAN alone (rather than with or through a Sublicensee) is marketing a Co-Developed Product; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the JMC rights set forth in this Section 2.1.4(g) in each Sublicense Agreement;
               (h) resolving all JPT matters that are in dispute;
               (i) reviewing any proposal of the JPT to nominate any Collaboration Compound or IL-23 Aptamer as a Lead Compound or any proposal of the JPT to nominate any Lead Compound as a Clinical Candidate; and
               (j) making such other decisions as may be delegated to the JMC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.
          2.1.5 Dispute Resolution. The JMC members shall use reasonable efforts to reach agreement on any and all matters. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JMC within [***] days after the JMC first meets to consider such matter (each such matter, a “Disputed Matter”), then, if the Disputed Matter involves an ELAN Decision or any matter other than an Excepted Decision or an ARCHEMIX Decision, and except as set forth in the last sentence of this section, ELAN shall
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith using its commercially reasonable discretion after consideration of the positions of both Parties. Notwithstanding the foregoing, (i) if the Disputed Matter involves an ARCHEMIX Decision, then ARCHEMIX shall have the right to make the final decision on such Disputed Matter but shall only exercise such right in good faith using its commercially reasonable discretion after consideration of the positions of both Parties, and (ii) if the Disputed Matter involves an Excepted Decision, the Chair of the JMC shall refer such Disputed Matter to the President of ARCHEMIX and the President (US) of ELAN (the “Designated Senior Officers”), who shall promptly initiate discussions in good faith to resolve such Disputed Matter. If the Disputed Matter is not resolved by the Designated Senior Officers within thirty (30) days after the date the Designated Senior Officers first met to consider such Disputed Matter or sixty (60) days after the date the JMC first met to consider such Disputed Matter, then subject to Section 13.1, either Party may seek any remedy, at law or in equity, that may be available. For purposes of clarity, under no circumstances shall the determination of whether ELAN or ARCHEMIX has used or is using Commercially Reasonable Efforts be submitted for resolution under this Section 2.1.5.
     2.2 Joint Project Team.
          2.2.1 Establishment. ARCHEMIX and ELAN hereby establish the Joint Project Team. The JPT shall have and perform the responsibilities set forth in Section 2.2.4.
          2.2.2 Membership. Each Party shall designate, in its sole discretion, [***] members to the JPT (which members shall be employees or consultants of such Party or an Affiliate of such Party). Unless otherwise agreed by the Parties, one of ARCHEMIX’ designees shall be designated by ARCHEMIX as the chair of the JPT. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JPT, by giving written notice to the other Party. Initial designees of the Parties to the JPT shall be as follows:

For ARCHEMIX:	Shannon Pendergrast Sharon Cload Page Bouchard (Chair)
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

For ELAN:	Nicki Vasquez Brian Wipke Jane Gunther
          2.2.3 Meetings.
               (a) Schedule of Meetings; Agenda. The JPT shall establish a schedule of times for regular meetings, in no event less frequently than once per [***] taking into account, without limitation, the planning needs of the Research Program and its responsibilities. In addition, special meetings may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. Regular and special meetings of the JPT may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and circulate to each JPT member an agenda for each JPT meeting no later than [***] prior to such meeting.
               (b) Quorum; Voting; Decisions. At each JPT meeting, (i) the presence in person of at least [***] members designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JPT at such meeting. All decisions of the JPT shall be made by unanimous vote. Alternatively, the JPT may act by written consent signed by at least [***] members designated by each Party. Whenever any action by the JPT is called for hereunder during a time period in which the JPT is not scheduled to meet, the Chair shall cause the JPT to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JPT (including, without limitation, the Patent Coordinators) may attend JPT meetings as non-voting observers without the consent of the other Party. In the event that the JPT is unable to resolve any matter before it, such matter shall be referred to the JMC to be resolved in accordance with Section 2.1.5.
               (c) Minutes. The JPT shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall be prepared and circulated to the members of the JPT within a reasonable time after the meeting, not to exceed [***] business days. The chair shall have responsibility for the preparation and circulation of draft minutes. Each member of the JPT shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JPT meeting. Upon approval, the chair of the JPT shall circulate final minutes of each meeting to the members of the JPT.
               (d) Expenses. ARCHEMIX and ELAN shall each bear all expenses of their respective JPT members related to their participation on the JPT and attendance at JPT meetings.
          2.2.4 Responsibilities. The JPT shall be responsible for (i) overseeing the conduct and progress of the Research Program and (ii) recommending Program Aptamers to the JMC for nomination as Lead Compounds and Clinical Candidates. Without limiting the generality of the foregoing, the JPT shall have the following responsibilities:
               (a) preparing or directing the preparation of, and recommending to the JMC for its approval, all Annual Research Plans and budgets therefor;
               (b) preparing or directing the preparation of all amendments to JMC-approved Annual Research Plans as it deems appropriate in furtherance of the objectives of the Research Program as set forth in the Annual Research Plan and submitting such amendments to the JMC for its consideration;
               (c) monitoring the progress of each Annual Research Plan and of each Party’s activities thereunder;
               (d) providing a forum for consensual decision making with respect to the Research Program;
               (e) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Research Program;
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (f) preparing for the JMC on at least a semi-annual basis a progress report for the Research Program in reasonable detail and providing to the JMC such additional information as it may request;
               (g) recommending amendments to the Lead Selection Criteria and Clinical Candidate Selection Criteria as it deems appropriate, in furtherance of the objectives of the Research Program as set forth in the Research Plan;
               (h) considering the need for, and recommending as appropriate, the identification and research of Back-Up Collaboration Compounds;
               (i) nominating Collaboration Compounds or IL-23 Aptamers as Lead Compounds for acceptance by the JMC;
               (j) nominating Lead Compounds as Clinical Candidates for acceptance by the JMC;
               (k) discussing all Annual Development Plans for Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation;
               (l) discussing all amendments to the Annual Development Plans described in Section 2.2.4(k), above and submitting such amendments to the JMC for its consideration;
               (m) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Development of Clinical Candidates that are, or are eligible for designation as, Co-Developed Products;
               (n) preparing for the JMC on at least an annual basis a reasonably detailed progress report regarding the Development of Development Leads and Clinical Candidates that are, or are eligible for designation as, Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation and providing to the JMC such additional information as it may reasonably request on this subject;
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (o) implementing a mutually acceptable mechanism for reporting Adverse Events between the Parties for each Development Lead, Clinical Candidate and Product;
               (p) discussing strategies for the promotion and marketing of all Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation if ELAN alone (rather than with or through a Sublicensee) is or will be promoting and marketing a Co-Developed Product; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the JPT rights set forth in this Section 2.2.4(p) in each Sublicense Agreement;
               (q) discussing the Product Commercialization Plan for each Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation, if ELAN alone (rather than with or through a Sublicensee) is or will be Commercializing a Co-Developed Product; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the JPT rights set forth in this Section 2.2.4(q) in each Sublicense Agreement;
               (r) discussing the short-term and long-term sales forecasts for Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation if ELAN alone (rather than with or through a Sublicensee) is or will be Commercializing a Co-Developed Product; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the JPT rights set forth in this Section 2.2.4(r) in each Sublicense Agreement;
               (s) discussing all recalls, market withdrawals and any other corrective actions related to Co-Developed Products in the applicable Co-Development Territory(ies), Indication and formulation; and
               (t) making any other decisions and performing such activities as may reasonably be delegated to the JPT pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.
          2.2.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JPT shall be made or taken in the best interest of the Collaboration.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.2.6 Alliance Management. Each Party shall appoint a person who shall oversee contact between the Parties for all matters related to the Collaboration between meetings of the JMC and JPT and shall have such other responsibilities as the Parties may mutually agree in writing after the Effective Date (each, a “Collaboration Manager”). Each Party may replace its Collaboration Manager at any time by notice in writing to the other Party. The initial Collaboration Managers shall be:

For ARCHEMIX:	Page Bouchard

For ELAN:	Brian Wipke
3. RESEARCH PROGRAM
     3.1 Implementation of the Research Program. The objectives of the Research Program shall be the identification of (i) Collaboration Compounds or IL-23 Aptamers for nomination by the JPT to the JMC for approval as Lead Compounds and (ii) Lead Compounds for recommendation by the JPT to the JMC as Clinical Candidates for Development with a view to the subsequent Commercialization of Products Derived therefrom. Except for the ELAN Research Activities, if any, which shall be conducted by ELAN at its sole expense, ARCHEMIX shall conduct the Research Program.
     3.2 Research Plan; Annual Research Plans. The initial Annual Research Plan and budget, which describes the research activities to be carried out by each Party during the first Contract Year of the Research Program Term, shall be prepared by the JPT, submitted to the JMC for its approval and attached hereto as Exhibit A within [***] days of the Effective Date. For each Contract Year during the Research Program Term commencing with the second Contract Year, an Annual Research Plan and budget shall be prepared by or at the direction of the JPT and submitted to the JMC for its approval. The JPT shall manage the preparation of each Annual Research Plan in a manner designed to obtain JMC approval no later than [***] days prior to the end of the then-current Contract Year. Each Annual Research Plan shall: (a) set forth (i) the research objectives and activities to be performed for the Contract Year covered by the Annual Research Plan with reasonable specificity, (ii) the research plans and protocols to be employed to complete each stage of the Research Program, (iii) changes to the LSC, CCSC and
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

other criteria or changes thereto that the JPT will utilize to evaluate the results of the Research Program to nominate Lead Compounds and Clinical Candidates, (iv) the Party that shall be responsible for performing such activities, (v) a timeline and budget for such activities, and (vi) with respect to ARCHEMIX Research Activities and ELAN Research Activities, the number of FTEs estimated to be required to perform such activities and the corresponding FTE Cost for such activities; and (b) shall be consistent with the other terms of this Agreement. Without limiting the generality of the foregoing, the objectives of each Annual Research Plan shall include, as appropriate from time to time during the Research Program Term, conducting the necessary research activities to identify Collaboration Compounds or IL-23 Aptamers or to determine whether Collaboration Compounds, IL-23 Aptamers or Lead Compounds should be nominated to the JMC as Lead Compounds or Clinical Candidates, as applicable.
     Except as provided in Section 5.2.1, ELAN shall fund a minimum of [***] ARCHEMIX FTEs in the aggregate during the three (3) year Research Program Term. Unless otherwise agreed by the Parties, the annual distribution of ARCHEMIX FTEs funded by ELAN shall equal the ARCHEMIX Annual FTE Commitment. The JPT shall have the right to increase the number of FTEs to be provided by ARCHEMIX for any Contract Year; provided, that, any increase, at ELAN’s request, in excess of the ARCHEMIX Annual FTE Commitment for any Contract Year shall be an ARCHEMIX Decision. Any Annual Research Plan may be amended from time to time by the JPT and submitted for approval by the JMC pursuant to 2.1.4. Each amendment, modification and update to the Annual Research Plan shall include the resulting changes to the budget and shall be set forth in a written document prepared by, or at the direction of, the JPT and approved by the JMC, shall specifically state that it is an amendment, modification or update to the Annual Research Plan and shall be attached to the minutes of the meeting of the JMC at which such amendment, modification or update was approved by the JMC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Research Plan that may be approved by the JMC, the Annual Research Plan shall be updated at least once prior to the end of each Contract Year to describe the research activities to be carried out by each Party during the following Contract Year during the Research Program Term in conducting the Research Program pursuant to this Agreement.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.3 Conduct of Research Program.
          3.3.1 ARCHEMIX Responsibilities. During the Research Program Term, ARCHEMIX shall, subject to the provisions of Section 1.16, (a) use Commercially Reasonable Efforts to conduct the ARCHEMIX Research Activities assigned to it, using the number of FTEs set forth in the Annual Research Plan and (b) commit such resources other than personnel as are reasonably necessary to conduct such ARCHEMIX Research Activities. In the event that ARCHEMIX reasonably concludes in good faith that a Program Target may be a Failed Target, ARCHEMIX shall provide written notice to the JPT within [***] days of reaching such conclusion, providing bona fide scientific evidence in support of such conclusion. The JPT shall discuss the data and information generated with respect to such Program Target, and shall determine whether such Program Target shall be proposed to the JMC for designation as a Failed Target, as described in Section 3.9.
          3.3.2 ELAN Responsibilities. During the Research Program Term, ELAN shall (a) pay ARCHEMIX the FTE Rate per FTE per Contract Year in accordance with Section 5.2, (b) commit such resources as are reasonably necessary to conduct the ELAN Research Activities set forth in the Annual Research Plan, and (c) use Commercially Reasonable Efforts to conduct the ELAN Research Activities set forth in the Annual Research Plan.
          3.3.3 Compliance and Funding. Each Party shall perform its obligations under each Annual Research Plan and this Agreement using Commercially Reasonable Efforts in good faith and in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Research Plan or Annual Development Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with the regulations and guidance of the FDA that constitute Good Laboratory Practice or Good Manufacturing Practice (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and benefits of its employees and amounts due to consultants conducting its activities under Annual Research Plans.
          3.3.4 Cooperation. Scientists at ARCHEMIX and ELAN shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary or useful for the other Party to perform its obligations under any Annual Research Plan.
          3.3.5 Purchase of Dedicated Equipment. If, during the Term of this Agreement, ELAN determines in its sole discretion that it is necessary or advisable to purchase Dedicated Equipment in order for ARCHEMIX to perform any ARCHEMIX Research Activities under the Research Program, then ELAN shall provide ARCHEMIX with written notice of such determination, and ARCHEMIX shall provide ELAN with the estimated price for such purchase and quality parameters for such Dedicated Equipment, for ELAN’s approval of such price and features. Promptly after the consummation of such purchase, if approved, ARCHEMIX shall provide ELAN with a copy of the invoice or invoices reflecting such purchase, and ELAN shall reimburse ARCHEMIX for the purchase of all such Dedicated Equipment within thirty (30) days of its receipt of such invoice; provided, however, that no costs reimbursed by ELAN hereunder (or depreciation of such purchased equipment or instruments) shall be included within the calculation of any Development Costs under this Agreement. ELAN shall retain title and ownership of all such Dedicated Equipment and, at its expense upon reasonable notice to ARCHEMIX, shall have the right to remove such Dedicated Equipment from ARCHEMIX’ facilities, at such time as such Dedicated Equipment is no longer required for use by ARCHEMIX in the conduct of the Research Program. As used in this section, “Dedicated Equipment” means any equipment, instrument or machinery used by ARCHEMIX exclusively in the conduct of the Research Program.
     3.4 Records.
          3.4.1 Record Keeping.
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (a) Research Program Records. Each Party shall maintain complete and accurate records of its activities in the Research Program in sufficient detail, in good scientific manner and otherwise in a manner that reflects all work done and results achieved. Subject to Article 6, each Party shall provide the other Party with access during normal business hours and upon reasonable advance notice to inspect and copy such records, including without limitation laboratory notebooks, to the extent reasonably required for the performance of the requesting Party’s obligations and/or exercise of the requesting Party’s rights under this Agreement, provided that the audited Party may redact information not relevant to the Research Program prior to such audit. Notwithstanding the foregoing, except for purposes of the information-sharing and cooperation provisions of Articles 8 and 9, ELAN shall not have the right to audit or copy any records that relate to work done on any Terminated Program Aptamer after the date that an Aptamer or Collaboration Compound has become a Terminated Program Aptamer.
               (b) Record-Keeping Policies. Without limiting the generality of Section 3.4.1(a), each Party agrees to maintain a policy that requires its employees and consultants to record and maintain all data and information developed during the Research Program.
          3.4.2 Reports. ARCHEMIX shall keep the JPT regularly informed of the progress of the Research Program. Without limiting the generality of the foregoing, ARCHEMIX shall, at least once each [***] during the Research Program Term, (a) provide reports to the JPT in reasonable detail regarding the status of its activities under the Research Program, (b) advise the JPT of its identification of Collaboration Compounds and IL-23 Aptamers and provide the JPT with any supporting data applicable to such Collaboration Compounds and IL-23 Aptamers, (c) provide the JPT with the results of activities conducted in the Research Program with respect to each Collaboration Compound and IL-23 Aptamer so as to enable the JPT to determine whether such Collaboration Compound or IL-23 Aptamer meets the LSC and should be proposed to the JMC as a Lead Compound, (d) provide the JPT with the results of activities conducted in the Research Program with respect to each Lead Compound so as to enable the JPT to determine whether such Lead Compound meets the CCSC and should be
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

proposed to the JMC as a Clinical Candidate and (e) provide to the JPT such additional information that it has in its possession as may be reasonably requested from time to time by the JPT. ELAN shall provide the JPT, on at least a [***], with reports in reasonable detail regarding the status of all ELAN Research Activities and such additional information that it has in its possession as may be reasonably requested from time to time by the JPT.
     3.5 Selection of Program Targets.
          3.5.1 Selection of Program Targets.
               (a) Selection and Rejection of Program Targets. The Parties hereby acknowledge that (i) three (3) initial Program Targets in addition to IL-23 have been designated by the Parties as of the Effective Date, and (ii) the Research Program will initially include work on IL-23 and [***] as Program Targets, as set forth in the Annual Research Plan. If, at any time during the Research Program Term, ELAN decides that it wishes to replace a Program Target with another Target, then (a) it shall provide written notice of such decision to ARCHEMIX, which notice shall state the reason for ELAN’s decision, (b) all activities with respect to such Program Target under the Research Program shall immediately cease, and (c) such Program Target shall be deemed to be a Rejected Program Target as of the date of such written notice.
               (b) Replacement of Program Targets.
                    (i) Replacement Right. ELAN shall have the right at any time during the Research Program Term to propose that any additional Target that ELAN reasonably believes based on published literature or proprietary data is useful within the Target Selection Field and that is not an Excluded Target replace a Program Target, by providing written notice to ARCHEMIX. ARCHEMIX shall accept or refuse the additional Target within [***] days after receipt of such notice from ELAN. A Target proposed by ELAN for inclusion in the Research Program shall only be refused by ARCHEMIX in good faith, and only if: (1) it is an [***], (2) ARCHEMIX is prohibited by an executed contract from licensing Aptamers against such Target to ELAN, subject to the procedure set forth in the definition of ARCHEMIX Decision (Section 1.16(e)), (3) ARCHEMIX is in active negotiations, as[***] by [***] with a Third Party with respect to a license, collaboration or similar agreement relating to Aptamers against such Target,
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(4) ARCHEMIX is developing, and has not ceased developing, for its own benefit, Aptamers against such Target as [***] by the [***] of the [***] such [***] ARCHEMIX’ [***] (or [***]) of the [***] of such [***], or (5) it is a [***]. As promptly as practicable after designation of a new Program Target or the decision to initiate research on a Program Target listed on Schedule 4 as of the Effective Date, the JPT shall (A) develop and submit to the JMC for its approval the LSC and CCSC for such Target and (B) prepare an update to the Annual Research Plan to include the ARCHEMIX Research Activities to be conducted to identify Collaboration Compounds against such Program Target for potential nomination as a Lead Compound and to identify one or more Lead Compounds against such Program Target for potential nomination as a Clinical Candidate.
                    (ii) Designation by ELAN. At the time of nomination of a new or replacement Program Target, ELAN shall (a) designate the Program Target (describing the applicable ligand, receptor and any subunits [***]) to be [***] in [***]the [***], such [***] to be [***] on [***] in the[***] or [***] ELAN, and (b) [***] ARCHEMIX’ [***] ARCHEMIX [***] ELAN [***] in [***] such [***] such [***] and any [***] and [***]). In [***], if [***] the [***] of a [***] and its [***] or [***], ELAN [***] on [***] or [***] that the [***] other [***] or [***], ELAN [***] ARCHEMIX [***] which [***] such [***] or [***] and (b) [***] ARCHEMIX’ [***] the [***] upon [***] ELAN [***] in [***] such [***] or [***] ARCHEMIX’ [***] of such [***], such [***] or [***] shall be [***] to be [***] of the [***]such [***] or [***] may be [***] ARCHEMIX [***]Section 3.5.1(b). [***] to the [***], ARCHEMIX’ [***] of the [***] such [***] or [***] to the [***]ELAN’s [***] shall not be [***] to be a [***] of this [***].
                    (iii) Release of Restrictions. ARCHEMIX shall give ELAN prompt written notice during the Research Program Term if the restrictions on any Excluded Target described in Sections 3.5.1(b)(i)(1)(2)(3) or (4) lapse, or are otherwise terminated, such that the previously refused Target becomes eligible for inclusion as a Program Target.
                    (iv) Termination of Replacement Right. Notwithstanding anything to the contrary in this Agreement, ELAN’s right to replace Program Targets pursuant to Section 3.5.1(b)(i) shall terminate on the [***] of [***] of the [***] by [***] of the [***].
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.5.2 Limitation on Number of Program Targets. ARCHEMIX shall not be required to work on more than [***] Program Targets (including IL-23) at any given time during the Research Program Term; provided, that (a) any Program Target that becomes a [***] or [***] shall not be counted as a Program Target for purposes of this limitation, and (b) this Section 3.5.2 shall not limit or otherwise affect ARCHEMIX’ obligation to consider in good faith using its commercially reasonably discretion any request of ELAN to work on additional Program Targets and/or apply additional resources to the Research Program beyond those contemplated by the Annual Research Plan.
     3.6 Identification of Collaboration Compounds, IL-23 Aptamers and Lead Compounds.
          3.6.1 Identification of Program Oligonucleotides. ARCHEMIX shall use Commercially Reasonable Efforts in good faith to perform the SELEX™ Process to identify Program Oligonucleotides in accordance with each Annual Research Plan, as amended.
          3.6.2 Lead Compounds. Within [***] days after its receipt of each report from ARCHEMIX identifying a Collaboration Compound or IL-23 Aptamer which ARCHEMIX reasonably believes meets the applicable LSC (or which ARCHEMIX otherwise reasonably believes should be a Lead Compound), the JPT shall review the data and information and determine whether to nominate the Collaboration Compound or IL-23 Aptamer for designation by ELAN as a Lead Compound. Once the JPT has reached a decision regarding nomination of any such Collaboration Compound or IL-23 Aptamer as a Lead Compound, the JPT shall promptly furnish all available information to ELAN. ELAN shall consider such nomination within [***] days, and if ELAN determines that the Collaboration Compound or IL-23 Aptamer meets the LSC or is otherwise acceptable and so advises ARCHEMIX in writing, such Collaboration Compound or IL-23 Aptamer shall be designated a “Lead Compound” for purposes of this Agreement. As of the Effective Date, the ARC2350 Aptamer shall be deemed to be a Lead Compound.
     3.7 Clinical Candidates. Within [***] days after its receipt of each report from ARCHEMIX identifying a Lead Compound which ARCHEMIX reasonably believes meets the applicable CCSC (or which ARCHEMIX otherwise reasonably believes should be a candidate
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

for Development), the JPT shall review the data and information and determine whether to nominate the Lead Compound for designation as a Clinical Candidate. Once the JPT has reached a decision regarding nomination of any such Lead Compound, the JPT shall promptly furnish all available information to ELAN. ELAN shall consider such nomination within [***] days, and if ELAN determines that the Lead Compound meets the CCSC or is otherwise acceptable to ELAN and so advises ARCHEMIX in writing, such Lead Compound shall be designated a “Clinical Candidate” for purposes of this Agreement.
3.8 Identification of Back-up Collaboration Compounds.
          3.8.1 Back-Up Collaboration Compounds. Subject to the terms set forth in the definition of ARCHEMIX Decision, for each Lead Compound or Clinical Candidate approved by ELAN or the JMC, as applicable, upon the written request of ELAN, ARCHEMIX will use Commercially Reasonable Efforts to conduct ARCHEMIX Research Activities in order to deliver to ELAN [***] Aptamers, in [***] to the [***] or [***], which may be [***] as a [***] Aptamer [***] the [***] Aptamers [***] in [***] from such [***] or [***] Aptamer, a [***] All activities conducted by ARCHEMIX to identify each Back-Up Collaboration Compound shall be performed as ARCHEMIX Research Activities as part of the Research Program and the Annual Research Plan shall be amended accordingly. The rights and obligations of the Parties relating to each Back-Up Collaboration Compound shall be identical to those applicable to the accompanying Lead Compound or Clinical Candidate, except as may be otherwise expressly provided herein.
          3.8.2 Back-Up Notices. ELAN shall notify ARCHEMIX in writing in the event ELAN determines to replace a Lead Compound or Clinical Candidate with the applicable Back-Up Collaboration Compound or to Develop the Back-Up Collaboration Compound in addition to the Lead Compound or Clinical Candidate. Subsequent to such notice, any reference to the Lead Compound or Clinical Candidate shall be deemed (as applicable) either to include, or to be made to, the Back-Up Collaboration Compound for the purposes of this Agreement.
     3.9 Failed Targets. If at any time during the Research Program the JPT determines, and the JMC agrees, that a Program Target shall be designated as a Failed Target, all research activities directed to such Failed Target shall cease, and ELAN shall, to the extent and as
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

provided for in Section 3.5, select a new Program Target, and such Failed Target shall no longer be considered a part of the Research Program.
     3.10 Supply of Proprietary Materials. From time to time during the Research Program Term, either Party (the “Transferring Party”) may supply the other Party (the “Recipient Party”) with Proprietary Materials Controlled by the transferring Party for use in the Research Program. Each Recipient Party hereby agrees that (a) it shall not use the other party’s Proprietary Materials for any purpose other than exercising its rights or performing its obligations hereunder; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted in this Agreement; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials solely as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of the Research Program Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.
     3.11 Research Program Term. The Research Program shall commence on the Effective Date and shall continue until the last day of the Research Program Term. In the event ELAN decides to seek an extension of the Research Program beyond the third Contract Year, it will promptly notify ARCHEMIX. ELAN will use commercially reasonable efforts to make any such decision and notify ARCHEMIX at least [***] months prior to the end of the then-current Research Program Term.
4. DEVELOPMENT PROGRAM; COMMERCIALIZATION OF PRODUCTS [***]
     4.1 Objectives of the Development Program. The objectives of the Development Program shall be the Development of Clinical Candidates to enable the Commercialization of Products in the Territory.
     4.2 Responsibility for Development of Clinical Candidates and Commercialization of Products. Except for the ARCHEMIX Development Activities, if any, to be conducted by ARCHEMIX and subject to Section 4.11.1(c), ELAN shall have the sole right
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and responsibility (subject to Sections 4.6 and 7.3), at its sole expense, to conduct all aspects of the Development of Lead Compounds and Clinical Candidates in accordance with the applicable Annual Development Plan, and all aspects of the Commercialization of Products in accordance with the applicable Product Commercialization Plan, in the Territory, including, without limitation, the conduct of: (i) all IND-enabling non-clinical studies that are outside of the Research Program; (ii) all activities related to human clinical trials (including, without limitation, Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials); (iii) subject to ARCHEMIX’ rights under Section 4.5, all activities relating to the manufacture and supply of Clinical Candidates and Products (including all required process development and scale up work with respect thereto) for Development and Commercialization purposes; and (iv) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, conducting sales and marketing activities, recalls, withdrawals, any post-marketing trials or post-marketing safety surveillance, and maintaining databases) for Products, subject to the oversight of the JPT. Without limiting the generality of the foregoing, ELAN shall have the sole right and responsibility (subject to Section 4.6), at its sole expense, (i) to make all Regulatory Filings for Clinical Candidates and Products and file all Drug Approval Applications and otherwise seek Regulatory Approvals for Products, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters and (ii) to report Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws. All Regulatory Approvals for Products shall be owned by ELAN, subject to Section 10.3 and 10.4.
     4.3 Annual Development Plans. Subject to Section 4.11.1(c), within [***] days after the designation pursuant to Section 3.7 of a Clinical Candidate eligible for designation as a Co-Developed Product, ELAN shall prepare an Annual Development Plan and budget for Development of such Clinical Candidate for the balance of the Contract Year during which the recommendation of such Clinical Candidate is approved. Thereafter, for each Contract Year during the Term in which such Clinical Candidate is so eligible, and for each Co-Developed Product in the applicable Co-Development Territory, Indication and formulation, ELAN shall prepare and submit to the JMC for its review, an Annual Development Plan and Development
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

budget for each Clinical Candidate and/or Co-Developed Product. Each Annual Development Plan shall: (a) set forth (i) the Development objectives, activities, priorities, timelines, budget and resources for the Contract Year covered by the Annual Development Plan with reasonable specificity, (ii) which activities are ARCHEMIX Development Activities, (iii) with respect to such ARCHEMIX Development Activities, the number of FTEs estimated to be required to perform such activities and the corresponding FTE Cost, and (iv) the expected Regulatory Filings and Drug Approval Applications to be prepared and filed and the expected timetable of completing such Development activities; and (b) be consistent with the other terms of this Agreement. The initial Annual Development Plan shall be prepared by ELAN and submitted to the JMC for its review within [***] days of the day on which the JMC approves the selection of a Clinical Candidate based on a Lead Compound and in any event, on or prior to the initiation of Development activities with respect to the initial Clinical Candidate. Each amendment, modification and update to any such Annual Development Plan shall include the resulting changes to the budget and shall be set forth in a written document prepared by ELAN and submitted to the JMC, shall specifically state that it is an amendment, modification or update to that Annual Development Plan and shall be attached to the minutes of the meeting of the JMC at which such amendment, modification or update was reviewed by the JMC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Annual Development Plan, such Annual Development Plan shall be updated at least once prior to the end of each Contract Year in which an Annual Development Plan has been approved to describe the Development activities to be carried out by each Party during the following Contract Year in conducting the applicable Development Program pursuant to this Agreement.
     4.4 Product Commercialization Plans. Subject to Section 4.11.1(c), if ELAN alone (rather than with or through a Sublicensee) is marketing a Co-Developed Product, within [***] days after the Initiation of the first Phase III Clinical Trial for a Co-Developed Product, ELAN shall prepare and provide to the JPT for its review and discussion a Product Commercialization Plan for each Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation, and shall update and submit such Product Commercialization Plan to the JPT for review and discussion not less than annually; provided, that, ELAN shall use Commercially
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Reasonable Efforts to include the obligations set forth in this Section 4.4 in each Sublicense Agreement.
     4.5 Supply of Products for Development and Commercialization.
          4.5.1 Negotiation by the Parties. The Parties shall discuss in good faith the manufacturing responsibilities for each Product that is Developed and Commercialized under this Agreement as set forth in this Section 4.5.
          4.5.2 ARCHEMIX Right to Supply Products. ARCHEMIX shall have the right, but not the obligation, to exercise a time-limited option to enter into negotiations with ELAN for a separate supply and quality agreement detailing the terms under which ARCHEMIX would manufacture by itself (not by or through a Third Party manufacturer), and supply the active pharmaceutical ingredient for any Product to ELAN (the “Supply Agreement”). ARCHEMIX may exercise its Supply Agreement option as to any Product by providing ELAN with written notice at any time prior to the Initiation of the first Phase III Clinical Trial for such Product. If ARCHEMIX provides such written notice and reasonably appears able to supply the Product without impeding the Product Commercialization Plan, delaying the timeframe planned for Regulatory Approval and Product launch or limiting the Product shelf life, ARCHEMIX and ELAN shall negotiate in good faith for up to [***] days following ELAN’s receipt of such notice to enter into the Supply Agreement, which would include, without limitation, the provisions described in Section 4.5.3. For clarity, nothing contained in this Section 4.5.2 shall constitute an offer by ARCHEMIX to sell any Product, and neither Party shall be obligated to enter into any Supply Agreement. If the Parties do not enter into a Supply Agreement for such Product within such time period, then ELAN shall have no further obligation to ARCHEMIX with respect to such Product.
          4.5.3 Essential Terms of Supply. Any Supply Agreement entered into between the Parties shall contain the following terms and conditions, as well as other terms and conditions typically contained in supply agreements for products of similar nature and market potential:
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (a) ELAN shall order amounts of Products, and ARCHEMIX shall deliver all such ordered amounts, in accordance with specified forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties;
               (b) ARCHEMIX shall deliver such amounts of Products meeting applicable specifications and legal requirements ordered in accordance with the foregoing (including such agreed upon timeframes) in a timely manner;
               (c) ELAN shall have appropriate remedies for the failure of ARCHEMIX to perform its obligations specified in (b), including without limitation that ELAN shall have the right to manufacture the Product itself or select a Third Party manufacturer if ARCHEMIX fails to perform such obligations;
               (d) the transfer price for supply of Product to ELAN shall be agreed upon by the Parties and set forth in such agreement,
               (e) all Products supplied by ARCHEMIX shall be supplied FCA place of manufacture, Incoterms 2000;
               (f) ARCHEMIX shall maintain a commercially reasonable backup supply of Product at one remote location to ensure ARCHEMIX’ ability to supply continuously Products to ELAN in accordance with such agreement;
               (g) ELAN shall have the right to establish a second source, within or outside of ELAN, if ELAN’s requirements of Products cannot be met despite ARCHEMIX’ meeting its obligations under (b);
               (h) ARCHEMIX shall provide reasonable assistance to ELAN and/or any Third Party manufacturer, as applicable, that assumes responsibility for manufacturing Product to enable ELAN or such Third Party to make Products in the manner then made by ARCHEMIX, and shall grant all licenses necessary for such purpose;
               (i) ELAN shall have the right to inspect the packaging and labeling prior to use, and upon reasonable notice to inspect the plant and premises used, and processes
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and records of the packaging and storage employed, by ARCHEMIX in connection with manufacture and supply of Product; and
               (j) If the Supply Agreement is terminated other than because of a material breach by ELAN, a provision similar in effect to Section 10.3.1(g) of this Agreement shall govern ARCHEMIX’ obligation to continue to supply Products to ELAN.
     4.6 Development and Commercialization Diligence.
          4.6.1 General Diligence Obligations. ELAN and its Affiliates shall exercise Commercially Reasonable Efforts during the Term to conduct the ELAN Development Activities and to Commercialize Products in the Territory. ARCHEMIX and its Affiliates shall exercise Commercially Reasonable Efforts during the Term to conduct ARCHEMIX Development Activities, as applicable.
          4.6.2 Specific Diligence Obligations.
               (a) Specific Diligence Obligations. During the Term, ELAN shall use Commercially Reasonable Efforts (i) to Develop at [***] Clinical Candidate targeted at IL-23 and to Commercialize [***]IL-23 Product for each Diligence Indication in the United States and a Major Market Country, and (ii) to Develop [***]Clinical Candidate targeted at each Program Target other than IL-23 and to Commercialize [***]Collaboration Product for each active Program Target other than IL-23 in the United States and a Major Market Country.
               (b) Effect of Breach of Diligence Obligations. If ARCHEMIX at any time believes that ELAN is not meeting a diligence obligation pursuant to Section 4.6.2(a), ARCHEMIX may give written notice to ELAN requesting written justification, in the form of detailed reasons that would support the proposition that ELAN is meeting such diligence obligations. In such event, ELAN shall provide such written justification to ARCHEMIX within [***] days after such notice is given. In the event that ARCHEMIX does not agree with such justification, then the Parties shall meet within [***] days after such justification is given to discuss the basis for ARCHEMIX’ belief that ELAN has failed to meet such diligence obligation. If ARCHEMIX does not receive ELAN’s justification within [***] days after ARCHEMIX first provides such a notice to ELAN, or if ARCHEMIX, following any such
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

meeting occurring within such [***] day time period, still believes that ELAN has not met its diligence obligation pursuant to Section 4.6.2(a), then ARCHEMIX shall have the right, in its sole discretion, to exercise any or all rights or remedies that it may have under this Agreement, at law or in equity.
     4.7 Compliance. Each Party shall perform its obligations under each Annual Development Plan and this Agreement using Commercially Reasonable Efforts in good faith and in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Development Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with, if and as applicable, the regulations and guidance of the FDA that constitute Good Laboratory Practice, Good Manufacturing Practice or Good Clinical Practices, (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries and benefits of its employees and amounts due to consultants conducting its activities under Annual Development Plans.
     4.8 Cooperation. Scientists at ARCHEMIX and ELAN shall cooperate in the performance of each Development Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Development Plan.
4.9 Exchange of Reports; Information; Updates.
          4.9.1 Development Program Reports. Each Party shall keep the JPT generally informed of the progress of its efforts to Develop Clinical Candidates in the Territory. Without limiting the generality of the foregoing, each Party shall, on at least a [***], provide the JPT with reports in reasonable detail regarding the status of all preclinical IND-enabling studies and activities (including toxicology and pharmacokinetic studies), clinical trials and other activities conducted by or on behalf of each Party under the Development Program with respect to any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Lead or Clinical Candidate that is being Co-Developed or is eligible for Co-Development, or any Co-Developed Product, together with such additional information in its possession as may be reasonably requested from time to time by the JPT.
          4.9.2 Commercialization Reports. ELAN shall keep the JPT generally informed of the progress of ELAN’s efforts to Commercialize Products in the Territory through periodic updates. Without limiting the generality of the foregoing, if ELAN alone (rather than with or through a Sublicensee) is Commercializing a Co-Developed Product, ELAN shall provide the JPT with [***] written updates to each Product Commercialization Plan for each Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation, which shall (a) summarize ELAN’s efforts to Commercialize such Co-Developed Product in the applicable Co-Development Territory(ies), Indications and formulations, (b) identify the Regulatory Filings and Drug Approval Applications with respect to such Co-Developed Product that ELAN or any of its Affiliates or Sublicensees have filed, sought or obtained in the prior [***] month period or reasonably expect to make, seek or attempt to obtain in the following [***] month period and (c) to the extent not prohibited by Applicable Laws, summarize all post-marketing clinical and other data generated by ELAN with respect to such Co-Developed Product in the applicable Co-Development Territory(ies), Indication and formulation; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the obligations set forth in this Section 4.9.2 in each Sublicense Agreement. In addition, each Party (but not a Sublicensee) shall be required to provide such additional information that it has in its possession as may be reasonably requested from time to time by the JPT and/or the JMC regarding the Commercialization of any Product; provided, that, ELAN agrees to use Commercially Reasonable Efforts to include the foregoing obligation in each Sublicense Agreement.
          4.9.3 Adverse Event Reports; Review of Regulatory Filings and Correspondence.
               (a) Adverse Events. In addition to the updates described in Section 4.9.1 and 4.9.2, ELAN shall provide ARCHEMIX with all Adverse Event information and product complaint information relating to Clinical Candidates or Products as such information is compiled or prepared by ELAN in the normal course of business within time frames consistent
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with reporting obligations under Applicable Laws. All such Adverse Event and product complaint information shall be sent to ARCHEMIX in accordance with Section 13.1 and shall constitute Confidential Information of ELAN; provided, that, ARCHEMIX shall have the right to disclose any Serious Adverse Event to Third Parties solely to the extent required by Applicable Laws (including, without limitation, any applicable regulations of the FDA) or as required in writing by the FDA.
               (b) Preparation of Drug Approval Applications. Except as provided in Section 4.9.3(d) and (e), ELAN shall (i) consult with ARCHEMIX in good faith in the preparation of all Drug Approval Applications for Co-Developed Products for the applicable Indication and formulation and (ii) consider all comments of ARCHEMIX in good faith, taking into account the best interests of the Collaboration and of the Co-Development of the applicable Clinical Candidate and Commercialization of the applicable Co-Developed Product for the applicable Indication and formulation on a global basis.
               (c) Regulatory Meetings; Review of Other Regulatory Filings and Correspondence. Except as provided in Section 4.9.3(d), ELAN shall (i) use reasonable efforts to provide ARCHEMIX with at least [***] days advance notice of any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Clinical Candidate that is being Co-Developed or is eligible for Co-Development, or any Co-Developed Product, and ARCHEMIX may elect to send one person reasonably acceptable to ELAN to participate (at ARCHEMIX’ sole cost and expense) solely as an observer in such meeting; (ii) subject to any Third Party confidentiality obligations, provide ARCHEMIX with drafts of each Regulatory Filing or other material regulatory document or correspondence with a Regulatory Authority pertaining to any Clinical Candidate that is being Co-Developed or is eligible for Co-Development or any Co-Developed Product and is prepared for submission to the FDA or other Regulatory Authority, sufficiently in advance of submission so that ARCHEMIX may review and comment on the substance of such Regulatory Filing or other document or correspondence; and (iii) promptly provide ARCHEMIX with copies of any document or other correspondence received from the FDA pertaining to any Clinical Candidate that is being Co-Developed or is eligible for Co-Development, or any Co-Developed Product. If
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX has not commented on such Regulatory Filing or other document or correspondence within [***] days (or, in the case of an IND, [***] days) after it is provided to ARCHEMIX, then ARCHEMIX shall be deemed to have no comments on such Regulatory Filing or other documents or correspondence. ELAN shall consider all comments of ARCHEMIX in good faith.
               (d) Co-Developed Products. ELAN shall (i) use reasonable efforts to provide ARCHEMIX with copies of each Regulatory Filing or other material regulatory document or correspondence with a Regulatory Authority pertaining to any Clinical Candidate that is being Co-Developed or is eligible for Co-Development and any Co-Developed Product so that ARCHEMIX may review and provide comment on the substance of such Regulatory Filing or other document or correspondence and (ii) promptly provide ARCHEMIX with copies of any document or correspondence received from the FDA pertaining to such Clinical Candidate or Co-Developed Product.
     4.10 Development and Commercialization Rights and Restrictions.
          4.10.1 Development and Commercialization Rights. Except as provided in this Section 4.10 or Section 4.11.1(c), ELAN shall have the exclusive right during the Term to Develop Clinical Candidates and Commercialize Products in the Territory.
          4.10.2 Right of First Negotiation for [***]. If at any time during the Term, ARCHEMIX determines to formally pursue an [***] Agreement, ARCHEMIX shall give written notice to ELAN (the “[***] Opportunity Notice”) describing and specifying the status of Development of the Technology, Patent Rights and particular products that ARCHEMIX reasonably expects to be involved in the [***] Agreement. ELAN shall have [***] days following the date that the [***] Opportunity Notice is given by ARCHEMIX (the “[***] Notice Period”) to give written notice to ARCHEMIX that it wishes to enter into negotiations with ARCHEMIX with respect to such [***] Agreement (an “[***]ROFN Notice”); provided that, if ELAN determines not to give an [***]ROFN Notice prior to expiration of the [***] Notice Period, it shall in good faith provide written notice to ARCHEMIX promptly upon such determination that it declines to enter into negotiations. If ELAN gives written notice within the [***] Notice Period that it wishes to enter into negotiations with ARCHEMIX, the Parties shall
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

negotiate in good faith with respect to an [***] Agreement for a period of up to [***] days from the end of the [***] Notice Period. If the Parties do not agree upon financial terms with respect to the [***] Agreement within the [***] day negotiation period, ARCHEMIX shall thereafter have no obligation to ELAN with respect thereto and shall have the unencumbered right to negotiate and execute an [***] Agreement with any Third Party.
     4.11 Co-Development Option.
          4.11.1 Exercise of Co-Development Options.
               (a) ELAN Notice. For each IL-23 Aptamer undergoing Development as a potential IL-23 Product, ELAN shall give written notice to ARCHEMIX of the Non-Parenteral Option Termination Date or Psoriatic Diseases Option Termination Date, if applicable, at least [***] days before such Option Termination Date. In the event ELAN revises its estimate of the date of Initiation of the relevant Phase II Clinical Trial to a later date, ELAN shall so notify ARCHEMIX and the relevant Option Termination Date shall be extended to the date [***] days before the revised estimated date of Initiation of the relevant Phase II Clinical Trial. In no event will any Psoriatic Diseases Option Termination Date or Non-Parenteral Option Termination Date occur any sooner than the date specified in ELAN’s initial written notice thereof. If ELAN fails to give any such written notice at least [***] days before an Option Termination Date, such Option Termination Date shall be [***] days after ELAN actually gives such notice, and if ELAN never gives such notice, such Option Termination Date shall be [***] days after ARCHEMIX has Knowledge of the actual Initiation of the relevant Phase II Clinical Trial.
               (b) Co-Development Option. ARCHEMIX shall have the option, exercisable on a one-time basis for each IL-23 Aptamer undergoing Development as a potential IL-23 Product (the “Co-Development Option”), but not the obligation, to Co-Develop any IL-23 Aptamer (within the applicable Indication and formulation and, as to the Psoriatic Diseases Co-Development Option, within the applicable Co-Development Territory(ies)), and to share a certain percentage of the Operating Income (Loss) applicable to that IL-23 Aptamer within the applicable Co-Development Territory(ies), Indication and formulation by providing written notice to ELAN, which notice shall specify the applicable potential IL-23 Aptamer, the
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

applicable Co-Development Territory(ies) (as to the Psoriatic Diseases Co-Development Option) and the applicable ARCHEMIX Co-Development Percentage (the “Co-Development Option Notice”). The Co-Development Option shall only be exercised upon ARCHEMIX’ payment of the applicable Co-Development Option Exercise Fee (as defined in Section 4.11.1(b) below) either (i) with respect to each Psoriatic Diseases Co-Development Option, at any time during the period commencing on the Effective Date and ending on the Psoriatic Diseases Option Termination Date (the “Psoriatic Diseases Option Exercise Period”) or (ii) with respect to each Non-Parenteral Co-Development Option, at any time during the period commencing on the Effective Date and ending on the Non-Parenteral Option Termination Date (the “Non-Parenteral Option Exercise Period”). If such payment is timely made as provided in the previous sentence, (i) the IL-23 Aptamer that is the subject of the Co-Development Option shall thereafter be deemed to be a Co-Developed Product (within the applicable Indication and formulation and, as to the Psoriatic Diseases Co-Development Option, for the applicable Co-Development Territory(ies)) for purposes of this Agreement, (ii) ARCHEMIX shall thereafter pay to ELAN the ARCHEMIX Co-Development Percentage of all Development Costs and Commercialization Costs applicable to that Co-Developed Product, either for the Territory and relevant formulations as to the Non-Parenteral Co-Development Option or for the applicable Co-Development Territory(ies), Indications and formulations as to the Psoriatic Diseases Co-Development Option, and (iii) ARCHEMIX shall share in the fraction of Operating Income (Loss) derived from such Co-Developed Product in the Territory for the relevant formulation (as to the Non-Parenteral Co-Development Option) or the applicable Co-Development Territory(ies), Indications and formulations (as to the Psoriatic Diseases Co-Development Option) in accordance with Section 4.11.3, equal to the applicable ARCHEMIX Co-Development Percentage multiplied by the applicable Operating Income (Loss) for that Co-Development Product within the applicable Co-Development Territory(ies), Indications and formulations. The Net Sales used to calculate Operating Income (Loss) for purposes of the Psoriatic Diseases Co-Development Option shall consist only of Net Sales derived from prescriptions written by Board-certified dermatologists and any other medical professionals whose prescriptions for Psoriatic Diseases (versus other Indications) are capable of being segregated, as reasonably determined in good faith by the JMC. The appropriate method of allocating Development Costs and Commercialization Costs on a Co-
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Territory by Co-Development Territory basis shall be discussed in good faith between the Parties at the time the Psoriatic Diseases Co-Development Option Notice is given to ARCHEMIX, and shall be subject to the dispute resolution procedure set forth in Section 13.1 if the Parties cannot mutually agree upon such matter within [***] days after such discussions commence. ARCHEMIX shall not be entitled to receive milestone payments or royalties for milestone events or Net Sales occurring with respect to such Co-Developed Product for the applicable Co-Development Territory (or the Territory for Non-Parenteral Co-Developed Products) and for the relevant Indications and formulations being Co-Developed, after ARCHEMIX has given the applicable Co-Development Option Notice. If ARCHEMIX does not timely exercise its Co-Development Option within the applicable Option Exercise Period and timely pay the applicable Co-Development Option Exercise Fee, ELAN shall be free thereafter to Develop the applicable IL-23 Aptamer and/or IL-23 Product on its own or have it Developed under sublicense to a Third Party for any and all Indications and formulations throughout the Territory with no further option exercisable by ARCHEMIX. Notwithstanding any of the foregoing, in no event shall ARCHEMIX be entitled to co-promote any Product (whether or not it has Co-Developed such Product) with ELAN.
               (c) Fully-Exercised Co-Developed Product. If an ARCHEMIX Co-Development Option Notice covers a Fully-Exercised Co-Developed Product in a Non-Parenteral formulation, all Significant Co-Development Decisions made on and after the Initiation of Phase III Clinical Trials with respect to Development of that Fully-Exercised Co-Developed Product in the Territory and the applicable Indications and formulations shall be [***] by the Parties and shall be [***]. [***] other decisions with respect to Development of any Co-Developed Products shall be made by [***].
               (d) Clarification. For purposes of clarity, (i) if ARCHEMIX exercises a Non-Parenteral Co-Development Option, it shall not have any right to Co-Develop any parenteral formulation of that Product that may later be Developed by ELAN unless such parenteral formulation is for any Psoriatic Diseases for which ARCHEMIX has exercised its Psoriatic Diseases Co-Development Option, and (ii) if ARCHEMIX exercises a Psoriatic
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Diseases Co-Development Option, it shall not have any right to Co-Develop that Clinical Candidate or Product for any non-Psoriatic Diseases.
          4.11.2 Specification of ARCHEMIX Co-Development Percentage. Subsequent to the exercise of a Co-Development Option as provided in Section 4.11.1, ARCHEMIX agrees to pay an amount equal to the aggregate Development Costs and Commercialization Costs that both Parties incur with respect to that Co-Developed Product for the relevant Co-Development Territory(ies), Indications and formulations, multiplied by the applicable ARCHEMIX Co-Development Percentage. The Parties hereby agree that (a) once a Co-Development Option has been exercised, the applicable ARCHEMIX Co-Development Percentage for that Co-Developed Clinical Candidate and Co-Developed Product shall be fixed and not subject to change and (b) if ELAN amends or adjusts its estimate, or either Party exceeds the budget, for Development Costs and Commercialization Costs with respect to the Co-Developed Product, ARCHEMIX shall remain obligated to pay the ARCHEMIX Co-Development Percentage of such revised estimate or increased expense.
          4.11.3 Co-Development Option Exercise Fee.
               (a) With respect to each Psoriatic Diseases Co-Developed Product, the term “Co-Development Option Exercise Fee” shall mean: (i) if the Co-Development Territory set forth in the Co-Development Option Notice includes the United States, a one-time payment equal to [***]% times the applicable ARCHEMIX Co-Development Percentage times the Early Stage Development Costs applicable to such Psoriatic Diseases Co-Developed Product; (ii) if the Co-Development Territory set forth in the Co-Development Option Notice includes only the European Union, a one-time payment equal to [***]% times the applicable ARCHEMIX Co-Development Percentage times the Early Stage Development Costs applicable to such Psoriatic Diseases Co-Developed Product; and (iii) if the Co-Development Territory set forth in the Co-Development Option Notice includes everywhere in the world other than the U.S. and the European Union, a one-time payment equal to [***]% times the applicable ARCHEMIX Co-Development Percentage times the Early Stage Development Costs applicable to such Psoriatic Diseases Co-Developed Product. For convenience, the option exercise percentage is calculated based upon three assumed elements: (1) that the market split by countries is assumed as United
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

States — [***]%, European Union — [***]% and everywhere in the world other than the U.S. and the European Union — [***]%; (2) that the market potential for Psoriasis is assumed as [***]% of the total IL-23 product market potential; and (3) that the premium for opting in to Co-Development at Phase II is [***]%. Therefore, the Co-Development Percentage for the United States is calculated as [***]%. For example, if ARCHEMIX were to exercise its Co-Development Option with respect to a Psoriatic Diseases Co-Developed Product, and in doing so (x) elected a [***] percent ([***]%) Co-Development Percentage, (y) elected the United States and the European Union as Co-Development Territories and (z) did not elect everywhere else in the world as a Co-Development Territory, then the Co-Development Option Exercise Fee would be a one-time payment equal to [***]% of the Development Costs and Commercialization Costs applicable to such Psoriatic Diseases Co-Developed Product (i.e., [***]).
               (b) With respect to the Non-Parenteral Development Option, the term “Co-Development Option Exercise Fee” shall mean: a one-time payment equal to [***] times the applicable ARCHEMIX Co-Development Percentage times the applicable Early Stage Development Costs applicable to such Non-Parenteral IL-23 Product.
          4.11.4 Additional Information; Estimated Development Costs. As soon as practicable following ARCHEMIX’ request after receipt of notice under Section 4.11.1, the Parties shall meet to discuss whether or not ARCHEMIX intends to exercise the applicable Co-Development Option. In addition, not less than once during the Psoriatic Diseases Option Exercise Period and/or Non-Parenteral Option Exercise Period, ELAN shall provide ARCHEMIX with (i) a schedule summarizing all Development Costs and Commercialization Costs incurred with respect to the relevant Non-Parenteral IL-23 Product(s) or Psoriatic Diseases IL-23 Product(s), as the case may be; (ii) ELAN’s non-binding good faith estimate of all Development Costs and Commercialization Costs it expects to incur with respect to such Non-Parenteral IL-23 Product(s) or Psoriatic Diseases IL-23 Product(s), as the case may be, over the next four (4) Quarters; and (iii) any additional information Controlled by ELAN that ELAN reasonably determines is necessary for ARCHEMIX to decide whether to exercise such Co-Development Option. In addition, ELAN shall provide prompt written updates of any material changes to any material and/or information provided to ARCHEMIX under this Section 4.11.4.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          4.11.5 Estimated Development Costs. If ARCHEMIX exercises its Co-Development Option for an IL-23 Product as set forth in Sections 4.11.1 and 4.11.2, ELAN shall provide ARCHEMIX with ELAN’s revised non-binding, good faith estimate of all Development Costs and Commercialization Costs it expects to incur with respect to that Co-Developed Product (for the applicable Indications and formulations and, as to the Psoriatic Diseases Co-Development Option, Co-Development Territory(ies)) during the next four (4) Quarters on or before the first day of each full Quarter after the date of exercise.
          4.11.6 Reconciliation and Auditing of Development Costs and Commercialization Costs.
               (a) Reconciliation. Within [***] days following the end of each [***] following the exercise of the Co-Development Option applicable to a given Co-Developed Product, each of ARCHEMIX and ELAN shall submit to the other Party a written report setting forth in reasonable detail all Development Costs and Commercialization Costs incurred by each such Party over such Quarter for the Co-Developed Product for the applicable Indication formulation and Co-Development Territory(ies). Within [***] days following the receipt by ELAN of ARCHEMIX’ written report, ELAN shall prepare and submit to ARCHEMIX a written report setting forth in reasonable detail (a) the calculation of all such Development Costs and Commercialization Costs incurred by both Parties over such [***] and (b) the calculation of the net amount owed by ARCHEMIX to ELAN or by ELAN to ARCHEMIX in order to ensure the appropriate sharing of such Development Costs and Commercialization Costs in accordance with the ARCHEMIX Co-Development Percentage. The net amount payable shall be paid by ARCHEMIX or ELAN to the other, as applicable, within [***] days after the distribution by the JPT of such written report.
               (b) Records; Audit Rights. Each Party shall keep and maintain for [***] years complete and accurate records of Development Costs and Commercialization Costs incurred with respect to Co-Developed Products for the applicable Indications, formulations and Co-Development Territory(ies) in sufficient detail to allow confirmation of same by the JPT, the JMC and the other Party. Each Party shall have the right for a period of [***] Calendar Years after such Development Costs and Commercialization Costs are reconciled in accordance with
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 4.11.6(a) to appoint at its expense an independent certified public accountant reasonably acceptable to the other Party to audit the relevant records of the other Party and its Affiliates to verify that the amounts of such Development Costs and Commercialization Costs were correctly determined. The audited Party and its Affiliates shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from the auditing Party, solely to verify that such Development Costs and Commercialization Costs were correctly determined. Such audit right shall not be exercised by the auditing Party more than once in any Calendar Year and no period may be audited more than once. All records made available for audit shall be deemed to be Confidential Information of the audited Party. The results of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event there was an error in the amount of Development Costs and/or Commercialization Costs reported by the audited Party hereunder, (a) if the amount of such costs was over reported, the audited Party shall promptly (but in any event no later than [***] days after the audited Party’s receipt of the report so concluding) make payment to the auditing Party of the amount required to achieve the appropriate sharing of such costs, and (b) if the amount of such costs was under reported, the auditing Party shall promptly (but in any event no later than [***] days after the auditing Party’s receipt of the report so concluding) make payment to the audited Party of the amount required to achieve the appropriate sharing of such costs. The auditing Party shall bear the full cost of such audit unless such audit discloses an under-payment by the audited Party of more than [***] percent ([***]%) of its portion of the relevant amount of Development Costs and Commercialization Costs in any Calendar Year, in which case the audited Party shall reimburse the auditing Party for all costs incurred by the auditing Party in connection with such audit.
          4.11.7 Roll-Over Payments. If, in any [***], the actual Development Costs and Commercialization Costs to be borne by ARCHEMIX with respect to a Co-Developed Product for that [***] exceeds by greater than [***] percent ([***]%) ARCHEMIX’ share of ELAN’s last good faith estimate given before the start of the previous [***] as provided in Section 4.11.5,
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX may, upon written notice to ELAN, delay payment of its share of any such excess until the subsequent [***] (the “Roll-Over Payment”).
     4.12 Reconciliation and Auditing of Operating Income (Loss).
               (a) Quarterly Report. Unless otherwise delegated by the JPT or as otherwise agreed to by the Parties, ELAN shall be responsible for issuing a written report (each, a “Quarterly Report”) to the JPT and ARCHEMIX within [***] days after the end of the last month of each Quarter, which Quarterly Report shall include the following calculations for such preceding Quarter (for the applicable Indications, formulations and, as to Psoriatic Diseases Co-Developed Products, Co-Development Territory(ies)): (i) the quantity of Co-Developed Products sold by ELAN, its Affiliates or Sublicensees; (ii) the calculation of Net Sales with respect to such Co-Developed Products; (iii) the amount of Operating Income (Loss) calculated in accordance with Schedule 4; and (iv) the amount of Operating Income (Loss) that each Party is entitled to, based on the ARCHEMIX Co-Development Percentage.
               (b) Audit Rights. ELAN shall keep and maintain for [***] years complete and accurate records of Operating Income (Loss) and Net Sales of Co-Developed Products for the relevant Co-Development Territory(ies), Indications and formulations (“Co-Development Net Sales”) in sufficient detail to allow confirmation of same by the JPT, the JMC and ARCHEMIX. ARCHEMIX shall have the right for a period of [***] Calendar Years after such Operating Income (Loss) and Co-Development Net Sales are reconciled in accordance with Section 4.11.6(a) to appoint at its expense an independent certified public accountant reasonably acceptable to ELAN to audit the relevant records of ELAN and its Affiliates to verify that the amount of such Operating Income (Loss) and Co-Development Net Sales are correctly determined. ELAN and its Affiliates shall each make its relevant records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from ARCHEMIX, solely to verify that such Operating Income (Loss) and Co-Development Net Sales hereunder were correctly determined. Such audit right shall not be exercised by ARCHEMIX more than once in any Calendar Year and no period may be audited more than once. All records made available for audit shall be deemed to be Confidential Information of ELAN. The results
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event there was an error in the amount of such Operating Income (Loss) and Co-Development Net Sales reported by ELAN hereunder, (a) if the effect of the error resulted in an underpayment to ARCHEMIX, ELAN shall promptly (but in any event no later than [***] days after ELAN’s receipt of the report so concluding) make payment to ARCHEMIX of the underpayment amount, and (b) if the effect of the error resulted in an overpayment to ARCHEMIX, ARCHEMIX shall promptly (but in any event no later than [***] days after ARCHEMIX’ receipt of the report so concluding) make payment to ELAN of the overpayment amount. ARCHEMIX shall bear the full cost of such audit unless such audit discloses an underpayment by ELAN of more than [***] percent ([***]%) of the aggregate amount of ARCHEMIX’ share of Operating Income (Loss) in any Calendar Year, in which case ELAN shall reimburse ARCHEMIX for all reasonable costs incurred by ARCHEMIX in connection with such audit.
     4.13 Product Recalls; True-Up. In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Product, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or other corrective action regarding a Product, such Party shall promptly advise the other Party thereof by telephone or facsimile. Following such notification, ELAN shall decide and have control of (a) whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required in the applicable country or countries) or to take other corrective action in any country and (b) the manner in which any such recall, market withdrawal or corrective action shall be conducted; provided that ELAN shall keep ARCHEMIX regularly informed regarding any such recall, market withdrawal or corrective action. Except with respect to events related to the manufacture of Product by ARCHEMIX as set forth in any Supply Agreement that may be executed by the Parties, ELAN shall bear all expenses of any such recall, market withdrawal or corrective action that does not involve a Co-Developed Product (including, without limitation, expenses for notification, destruction and return of the affected Product). If the recall involves a Co-Developed Product, then ARCHEMIX shall bear
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that share of the recall, market withdrawal or corrective action expenses that is equal to the applicable ARCHEMIX Co-Development Percentage. Further, if any royalties have been paid to ARCHEMIX on Net Sales of affected Products which have subsequently become subject to a refund (“Refunded Products”) then, to the extent such refunds are actually paid by ELAN, ELAN shall have the right to offset the amount of royalties previously paid to ARCHEMIX that are applicable to such Refunded Products against future royalties paid by ELAN pursuant to Section 5.4.
5. PAYMENTS
     5.1 Upfront Fee. ELAN shall pay ARCHEMIX a non-refundable one-time upfront fee in the amount of Seven Million Dollars (US $7,000,000) by wire transfer within thirty (30) days of the Effective Date, according to instructions that ARCHEMIX shall provide.
5.2 R&D Funding.
          5.2.1 Payment of FTE Costs. ELAN shall pay ARCHEMIX the aggregate FTE Cost for all FTEs expended by ARCHEMIX in performing its activities under the Annual Research Plan(s) as described in Section 3.2, subject to this Section 5.2, based on the FTE Rate; provided however, that in the event of termination of this Agreement pursuant to Section 10.2.1 prior to expiration of the Research Program Term, no further payments for future FTE Costs shall be due after the date of the termination notice and any payment made by ELAN for FTE Costs that would have been incurred after the date of termination shall be promptly refunded to ELAN. On the Effective Date and on the first day of each subsequent Quarter during the Research Program Term, ELAN shall make a payment equal to the estimated FTE Cost for such Quarter, as reflected in the then-current Annual Research Plan and all then-current Annual Development Plans, but in no event shall such payment be less than [***] Dollars ($[***]). To enable ELAN to reconcile amounts paid hereunder, ARCHEMIX shall provide ELAN with quarterly reconciliation statements that specify the actual number of ARCHEMIX FTEs performing activities under the Research Program and Development Program to no fewer than [***] decimal places for the last Quarter in the aggregate, within [***] days of the completion of each Quarter during the Research Program Term. If, with respect to a particular Quarter (a) the FTE Cost attributable to the number of FTEs specified in the quarterly reconciliation statement
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

for such Quarter is more than the minimum amount set forth above but less than the estimated FTE Costs set forth in the Annual Research Plan and all Annual Development Plans for such Quarter in the aggregate and paid for by ELAN, ELAN shall have the right to immediately apply the excess paid by it towards the FTE Cost due to ARCHEMIX in subsequent Quarters until such balance is zero; or (b) the FTE Cost attributable to the number of FTEs specified in the quarterly reconciliation statement for such Contract Quarter is, due to the written request of ELAN for additional FTEs, more than the estimated FTE Costs set forth in the Annual Research Plan and all Annual Development Plans for such Quarter in the aggregate, ELAN shall pay the deficiency with its payment under this Section 5.2 for the next Quarter. If, upon the expiration or termination of the Research Program Term, ARCHEMIX was unable to make available [***] FTEs for the conduct of the Research Program, then, to the extent requested by ELAN (a) ARCHEMIX shall be obligated to provide ELAN, at no further cost to ELAN, with a number of FTEs equal to the difference between [***] FTEs and the number of FTEs actually made available by ARCHEMIX and (b) the Research Program Term shall be extended for an [***] until such FTEs have been [***] utilized.
          5.2.2 Application of R&D Funding Obligation. Notwithstanding anything to the contrary in this Section 5.2, if at any time during the third Contract Year of the Research Program Term, (a) ELAN is performing research, Development or Commercialization activities against each of three (3) separate Program Targets, and (b) ARCHEMIX has no obligation to conduct any ARCHEMIX Research Activities or Development activities in any Annual Research Plan or Annual Development Plan, then ELAN shall have the right to apply the unused portion of the FTE funding contemplated by Section 5.2.1 for such third Contract Year towards any future activities with respect to the research or development of aptamers that bind Program Targets that ELAN requests ARCHEMIX to perform at any time during the next five (5) years.
          5.2.3 R&D Funding Audit Rights. ARCHEMIX shall keep complete and accurate books and financial records pertaining to the number of FTEs utilized in conducting the Research Program and the ARCHEMIX Development Activities and details of the activities performed by such FTEs, which books and financial records shall contain sufficient detail to allow confirmation of same by the JPT, the JMC and ELAN and shall be retained by
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX until [***] Calendar Years after the end of the Contract Year to which they pertain. ELAN shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to ARCHEMIX to audit, upon [***] days written notice, the books and financial records of ARCHEMIX relating to the number of FTEs utilized in conducting the Research Program and/or the ARCHEMIX Development Activities, and their activities, during any Quarter(s); provided, that, ELAN shall not have the right to audit any Quarter with respect to each of the Research Program and the ARCHEMIX Development Activities more than once. All books and financial records made available for such audit shall be deemed to be Confidential Information of ARCHEMIX. The results of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event there was an error relating to the reported FTEs utilized in conducting the Research Program and/or the ARCHEMIX Development Activities, (a) if the effect of the error resulted in an overpayment by ELAN, ARCHEMIX shall promptly (but in any event no later than [***] days) after ARCHEMIX’ receipt of the report so concluding, make payment to ELAN of the overpayment and (b) if the effect of the error resulted in an underpayment by ELAN, then ELAN shall promptly (but in no event later than [***] days after ELAN’s receipt of the report so concluding) make payment to ARCHEMIX of the underpayment amount. ELAN shall bear the full cost of such audit unless such audit discloses an over reporting by ARCHEMIX of more than [***] percent ([***]%) of the aggregate amount of FTE Costs reportable in any Quarter, in which case ARCHEMIX shall reimburse ELAN for all reasonable costs incurred by ELAN in connection with such audit.
     5.3 Milestone Payments.
          5.3.1 Milestones.
               (a) Regulatory Milestones.
               (i) Collaboration Products. ELAN shall make each of the following non-refundable, non-creditable (except as provided in Section 5.3.2) payments to ARCHEMIX within [***] days after the occurrence of the following milestone events for each of the first two (2) Collaboration Products for each Program Target other than IL-23 to
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

achieve the following milestones, regardless of the number of Collaboration Products that are Developed and Commercialized under this Agreement.

Milestone Event	Payments
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
     If payment is made for any of milestones 2, 3, 4, 5, 6, or either of 7 or 8, with respect to any Collaboration Product and any of the preceding milestone payments (except milestone 7 in the case of payment of milestone 8) have not been made with respect to such Collaboration Product, then such earlier milestone payments shall be made concurrently therewith (for example, if milestone 6 [***] is paid, but milestone 5 [***] has not been paid, then milestone payments 6 and 5 shall both be made on the basis of the achievement of milestone 6).
               (ii) IL-23 Products. ELAN shall make each of the following non-refundable, non-creditable (except as provided in Section 5.3.2) payments to ARCHEMIX within [***] days after the occurrence of the following milestone events for each of the first
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

three (3) IL-23 Products to achieve the following milestones, regardless of the number of IL-23 Products that are Developed and Commercialized under this Agreement:

Milestone Event	Payments
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
9. [***]	$[***]
     If payment is made for any of milestones 2, 3, 4, 5, 6, 7, 8 or 9 with respect to any Indication for any IL-23 Product and any of the preceding milestone payments [***] have not been made with respect to such Indication for such IL-23 Product, then such earlier milestone payments shall be made concurrently therewith (for example, if milestone 7 [***] is paid, but milestone 6 [***] has not paid, then milestone payments 7 and 6 shall both be made on the basis of the achievement of Milestone 7.
               (iii) Effect of Development of Multiple Products for Same Indication on Obligation to Pay Milestones. If ELAN Develops more than one Clinical Candidate or Lead Compound for a given Program Target and a given Indication, (a) ELAN shall make all milestone payments for the first Clinical Candidate or Lead Compound that achieves any milestone events for that Indication as set forth in Section 5.3.1(a); and (b) subject to subsection (v) below, ELAN shall make the milestone payments for the
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

subsequent Clinical Candidates or Lead Compounds that achieve a milestone event occurring at or after the Initiation of [***] (e.g., milestone events [***] under Sections 5.3.1(a)(i) and/or 5.3.1(a)(ii)) for that Program Target and that Indication; provided, that, if such subsequent Clinical Candidates or Lead Compounds are later designated by ELAN for the treatment of an Indication other than Indications for which the first Clinical Candidate or Lead Compound that is the subject of a [***] is Developed, ELAN shall then pay all applicable milestones for such subsequent Clinical Candidates or Lead Compounds except any that have already been paid, but including all milestone payments that are in arrears.
               (iv) For purposes of this Section 5.3.1, only a Clinical Candidate, Lead Compound, IL-23 Product or Collaboration Product comprising, consisting of or incorporating a separate new chemical entity shall be considered to be a separate Clinical Candidate, Lead Compound, IL-23 Product or Collaboration Product, as the case may be, for which separate milestones may be due and payable.
               (b) Sales Milestones. ELAN shall, with respect to each IL-23 Product, make each of the following non-refundable payments within [***] days after the first occurrence of the corresponding milestone event for such IL-23 Product:

Milestone Event	IL-23 Products
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
          5.3.2 Effect of Discontinued Development on Obligation to Pay Milestones for Both IL-23 Products and Collaboration Products. For purposes of clarity, notwithstanding Section 5.3.1, if (a) ELAN makes any milestone payments for a Lead Compound, Clinical Candidate or Product and (b) ELAN subsequently terminates Development
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

of such Lead Compound, Clinical Candidate or Product, ELAN shall only be obligated to make payments corresponding to those milestone events that occur for a subsequently Developed Lead Compound, Clinical Candidate or Product binding to the same Program Target for which it had not previously made payments under Section 5.3.1 with respect to the terminated Lead Compound, Clinical Candidate or Product.
          5.3.3 Determination that Milestone Events have Occurred. ELAN shall provide ARCHEMIX with prompt written notice upon each occurrence of a milestone event set forth in Section 5.3.1. In the event that, notwithstanding the fact that ELAN has not given such a notice, ARCHEMIX believes any such milestone event has occurred, it shall so notify ELAN in writing and shall provide to ELAN data, documentation or other information that supports its belief. Any dispute under this Section 5.3.3 that relates to whether or not a milestone event has occurred shall be referred to the JMC to be resolved as an Excepted Decision.
     5.4 Payment of Royalties; Royalty Rates; Accounting and Records.
          5.4.1 Payment of Royalties.
               (a) Royalty Rates. ELAN shall pay ARCHEMIX a royalty based on Annual Net Sales of each Royalty-Bearing Product in each Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such Royalty-Bearing Product in any country in the Territory and ending upon the last day of the last Royalty Term for such Royalty-Bearing Product, at the following rates:
               (i) Collaboration Products:

Annual Net Sales Worldwide	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
               (ii) IL-23 Products:
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Annual Net Sales in the U.S.	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

Annual Net Sales
in the Major Market Countries	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%

Annual Net Sales In ROW	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
               The following hypothetical example illustrates the calculation of royalties under Section 5.4.1(a): If, in any Calendar Year during the Term, Annual Net Sales of a Collaboration Product are $[***], the applicable royalty would be $[***], [***]% of Net Sales for Net Sales up to $[***], [***]% of Net Sales for Net Sales over $[***] and up to $[***] and [***]% of Net Sales for Net Sales over $[***].
               (b) No Patent Coverage. Notwithstanding anything to the contrary in Section 5.4.1(a), in the event that ELAN sells, in any country, a Royalty-Bearing Product that is not covered by a Valid Claim in such country of (i) the Licensed Patent Rights and/or (ii) any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ELAN Joint Product Patent Rights (as defined below), all applicable royalties in effect with respect to such Royalty-Bearing Product in such country as specified in Section 5.4.1 shall be reduced to [***] percent ([***]%) until the last day of the Royalty Term with respect to such Royalty-Bearing Product in such country. For purposes of this Section 5.4.1(b) and Section 7.1.2(c) only, the term “ELAN Joint Product Patent Rights” means Patent Rights that cover ELAN Product Technology that is jointly discovered, conceived or reduced to practice (whether actively or constructively) by employees of, or consultants to, ELAN and employees of, or consultants to, ARCHEMIX other than as a result of the participation by ARCHEMIX employees or consultants on the JMC or the JPT as described in Article 2.
               (c) Royalty Offsets. In the event that ELAN, in order to successfully research, Develop and Commercialize a Product, or practice the licenses granted to it hereunder in any country, reasonably determines that it is legally or commercially necessary to make and actually makes any payments to any Third Party (“Third Party Payments”) in order to obtain a license or other right, title or interest in and to an issued patent and/or, solely to the extent described in the last sentence of this Section 5.4.1(c), a pending patent application (a “Third Party License”), then the royalties payable to ARCHEMIX for such Product under Section 5.4.1(a) with respect to such country may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments; provided that such reductions shall not reduce the royalty that would otherwise be payable for such Product under Section 5.4.1 by more than [***] percent ([***]%) of the amount otherwise payable with respect to Net Sales of such Product in such country (the “[***] Offset”). Unused [***] Offset credits may be carried over from one royalty period to the next, subject to the latter [***] ([***]%) limitation set forth above; provided, that (i) unused [***] Offset credits may only be applied in a subsequent royalty period after the reductions to be applied in such period pursuant to the first sentence of this Section 5.4.1(c) have been fully applied and (ii) any unused [***] Offset credits that have not been offset against royalty payments under this Section 5.4.1(c) within [***] years following accrual may not be carried over to any future royalty periods; provided, that, unused [***] Offset credits accrued prior to the First Commercial Sale of a Product may be applied as provided above for a period of [***] years commencing on the date of First Commercial Sale. Notwithstanding the foregoing, ELAN shall
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be solely responsible for, and the royalties payable to ARCHEMIX pursuant to Section 5.4.1 shall not be reduced by, any Third Party Payments solely to obtain a Third Party License to either (a) a proprietary method of administering or packaging a pharmaceutical (for clarity, excluding proprietary molecules, methods and/or processes of formulation and drug delivery technologies such as controlled release, transdermal delivery, nanotechnology and lyophilizing, all of which may be technologies for which such [***] Offset is available), or (b) a patent that had issued, or a patent application that was published and pending in the United States or a Major Market Country or with the European Patent Office or as a PCT application, at the time a Target was designated a Program Target by ELAN, and which then contained a valid or patentable claim that covered the Program Target (as agreed by the Patent Coordinators or, in the event they cannot reach agreement in good faith, a mutually-selected neutral Third Party patent attorney). For purposes of clarity, the [***] Offset shall apply to (i) all Third Party Payments for Third Party Licenses related to IL-23, which was chosen as a Target by ARCHEMIX prior to the Effective Date, and (ii) all Third Party Payments for Third Party Licenses relating to a Program Target, where such Third Party License is (1) for issued patents or pending patent applications that issued, were published or otherwise became publicly available after the date that ELAN designated that Program Target, or (2) pending patent applications that were published and pending in a country other than the United States or a Major Market Country or with the European Patent Office or as a PCT application on or before the date that ELAN designated that Program Target or (3) in settlement of litigation with respect to such Program Target.
               (d) Know-How Payments. The Parties hereby acknowledge and agree that any royalties that are payable for a Product described in Section 5.4.1(b) shall be in consideration of (i) ARCHEMIX’ expertise and know-how concerning the identification of Aptamers, including its development of the SELEX™ Process and its other Aptamer-related development activities conducted prior to the Effective Date; (ii) the performance by ARCHEMIX of the Research Program, (iii) the disclosure by ARCHEMIX to ELAN of results obtained in the Research Program; (iv) the licenses granted to ELAN hereunder with respect to Licensed Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by ARCHEMIX; (v) the restrictions on ARCHEMIX in Section 7.5; and (vi) the “head start” afforded to ELAN by each of the foregoing.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (e) Payment Dates and Reports. Royalty payments shall be made by ELAN within [***] days after the end of each [***] commencing with the [***] in which the First Commercial Sale of a Product occurs. ELAN shall also provide, at the same time each such payment is made, a report showing: (a) the Net Sales of each Product by type of Product and country in the Territory; (b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Product; (d) the exchange rates used in calculating any of the foregoing; and (e) a calculation of the amount of royalty due to ARCHEMIX.
               (f) Combination Products. The earned royalty due on a Combination Product shall be determined pro rata on a Combination Product-by-Combination Product and country-by-country basis, by multiplying Net Sales of the Combination Product by the fraction A/(A+B), where A is the invoice price of the Royalty-Bearing Product when sold separately and B is the invoice price of the Supplemental Product when sold separately by a Party, its Affiliate or its Sublicensee or, if not sold by them, then the average invoice price when sold separately by Third Parties. If the Supplemental Product in the Combination Product is not sold separately by any Person, Net Sales shall be calculated by multiplying actual net revenues derived from sales of the Combination Product by the fraction A/C, where A is as previously defined and C is the invoice price of the Combination Product sold by a Party, its Affiliate or its Sublicensee. For purposes of clarity, the average invoice price and the actual net revenues for any Supplemental Product shall be for a quantity comparable to that contained in the Combination Product and shall be of the same class, purity and potency as that contained in the Combination Product. If neither the Royalty-Bearing Product nor the Supplemental Product included in the Combination Product, or the Combination Product itself, or both, are sold separately, Net Sales shall be calculated based on the mutual written agreement of the Parties as to a reasonable allocation between the Royalty-Bearing Product and the Supplemental Product, taking into account total manufacturing costs, proprietary protection and relative contribution thereof. If the Parties are unable to reach agreement on an appropriate method of determining royalties for a Combination Product, the matter shall be submitted to the JMC for resolution under Section 2.1.5.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          5.4.2 Records; Audit Rights. ELAN and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties hereunder complete and accurate records of gross sales and Net Sales by ELAN and its Affiliates and Sublicensees of each Product, in sufficient detail to allow royalties to be determined accurately. ARCHEMIX shall have the right for a period of [***] years after receiving any such royalty payment to appoint at its expense an independent certified public accountant reasonably acceptable to ELAN to audit the relevant records of ELAN and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. ELAN and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from ARCHEMIX, solely to verify that royalty payments hereunder were correctly determined. Such audit right shall not be exercised by ARCHEMIX more than [***] in any [***] or more than [***] with respect to sales of a particular Product in a particular period. All records made available for audit shall be deemed to be Confidential Information of ELAN. The results of each audit, if any, shall be promptly (but in any event no later than [***] days) after the audit reported to both Parties in writing and shall be binding on both Parties. In the event there was an underpayment by ELAN hereunder, ELAN shall promptly (but in any event no later than [***] days after ELAN’s receipt of the report so concluding) make payment to ARCHEMIX of any shortfall. ARCHEMIX shall bear the full cost of such audit unless such audit discloses an underreporting by ELAN of more than [***] percent ([***]%) of the aggregate amount of royalties payable in any Calendar Year, in which case ELAN shall reimburse ARCHEMIX for all costs incurred by ARCHEMIX in connection with such audit.
          5.4.3 Overdue Royalties and Milestones. All royalty payments not made within the time period set forth in Section 5.4.1(e), including underpayments discovered during an audit, and all milestone payments not made within the time period specified in Section 5.3.1, shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws. When made, any such
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

overdue royalty or milestone payment shall be accompanied by, and credited first to, all interest so accrued.
          5.4.4 Payments. All payments made by ELAN hereunder shall be made by wire transfer from a banking institution in the United States in US Dollars in accordance with instructions given in writing from time to time by ARCHEMIX.
          5.4.5 Taxes. Any income taxes or other taxes which ELAN is required by law to pay or withhold on behalf of ARCHEMIX with respect to milestones, royalties and any other monies or other transfer for value payable or provided to ARCHEMIX under this Agreement shall be deducted from such milestones, royalties and any other monies due to ARCHEMIX under this Agreement. Any such tax required to be paid or withheld shall be an expense of and borne solely by ARCHEMIX. ELAN shall provide ARCHEMIX with documentation of such withholding in a manner that is satisfactory for purposes of reporting to the U.S. Internal Revenue Service. Payments made by either Party for goods and services provided by the other Party under this Agreement are exclusive of Value Added Tax, sales tax or any other similar or substitute tax which will be additionally payable by the Party receiving the goods or services in the event that Value Added Tax, sales tax or any other similar or substitute tax applies to any of these payments; provided, that the Party providing the goods or services will issue to the other Party an appropriate invoice to support any such charge. ELAN shall submit to ARCHEMIX reasonable proof of payment of the withholding taxes contemplated by this Section, together with an accounting of the calculations of such taxes, within [***] days after which such withholding taxes are remitted to the proper authority. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other Applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties will cooperate to minimize such taxes in accordance with Applicable Law.
          5.4.6 Foreign Currency Exchange. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. If, in any Quarter, Net Sales are made in any currency other than United States Dollars, such Net Sales shall be converted into United States Dollars as follows:
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(A/B), where
A = foreign “Net Sales” (as defined above) in such Quarter expressed in such foreign currency; and
B = foreign exchange conversion rate, expressed in local currency of the foreign country per United States Dollar (using, as the applicable foreign exchange rate, the average of the daily closing rates published in the eastern edition of The Wall Street Journal under the heading “Money Rates,” or any other mutually agreed upon source, for such Quarter).
6. TREATMENT OF CONFIDENTIAL INFORMATION; PUBLICITY; NON-SOLICITATION.
     6.1 Confidentiality.
          6.1.1 Confidentiality Obligations. ARCHEMIX and ELAN each recognizes that the other Party’s Confidential Information and Proprietary Materials constitute highly valuable assets of such other Party. ARCHEMIX and ELAN each agrees that, subject to Section 6.1.2, it will not disclose, and will cause its Affiliates and Sublicensees not to disclose, any Confidential Information or Proprietary Materials of the other Party and it will not use, and will cause its Affiliates and Sublicensees not to use, any Confidential Information or Proprietary Materials of the other Party except as expressly permitted hereunder; provided that such obligations shall apply during the Term and for an additional [***] years thereafter.
          6.1.2 Limited Disclosure. ARCHEMIX and ELAN each agrees that disclosure of its Confidential Information or any transfer of its Proprietary Materials may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided that any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 6.1.3. In addition, ARCHEMIX and ELAN each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) Change of Control involving such other Party, (c) to any Third Party that is or may be engaged by such other Party to perform services in connection
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with the Research Program, and (d) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed; provided, that, (A) in the case of subsections (b)(i) and (iii) and (c) above, the other Party and the applicable Third Party first enter into a Confidentiality Agreement with terms no less stringent than those contained in the Confidentiality Agreement between the Parties, and (B) in the case of subsections (a) and (b)(ii) above, the other Party uses good faith efforts to enter into a Confidentiality Agreement with the applicable Third Party with terms no less stringent than those contained in the Confidentiality Agreement between the Parties. Further each Party agrees that the other Party may disclose such Party’s Confidential Information or Proprietary Materials (A) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights in accordance with this Agreement; (B) as necessary to Develop and Commercialize Collaboration Aptamers under this Agreement; and (C) as required by Applicable Laws; provided, that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense. ELAN hereby agrees that ARCHEMIX shall have the right to disclose to any Third Parties all ARCHEMIX Confidential Information that relates to the IL-23 Program in existence as of the Effective Date substantially in the form, and containing the same and no additional content, as the information previously disclosed in writing by ARCHEMIX to ELAN on June 12, 2006 (but without any ARC numbers or other sequence identifiers or any oligonucleotide sequences), subject to the execution by such Third Parties of a confidential disclosure agreement containing terms consistent with those customarily used by ARCHEMIX in such agreements.
          6.1.3 Employees and Consultants. ARCHEMIX and ELAN each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities of the Collaboration or have access to Confidential Information or Proprietary Materials of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information or Proprietary
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Materials in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
     6.2 Publicity. The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1.2. However, notwithstanding anything to the contrary in Section 6.1, ARCHEMIX, upon the execution of this Agreement, shall issue a press release with respect to this Agreement, in the form attached here to as Schedule 7, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (it being understood that publication in scientific journals, presentation at scientific conferences and meetings and the like are intended to be covered by Section 6.3 and not subject to this Section 6.2) related to the Research Program without the prior written consent of an authorized representative of the other Party. Further, ARCHEMIX shall not issue any press or news release or make any similar public announcement as to the Development Program; provided that notwithstanding the foregoing, either Party shall be expressly permitted to publicly announce (i) the occurrence of any clinical milestone event under Section 5.3.1, so long as neither the amount of the milestone payments associated with the achievement of such milestone event nor any other financial arrangements hereunder are disclosed and (ii) any expansion by the Parties of the Research Program and/or any extension of the Research Program Term, requiring, in each case, an amendment to this Agreement.
     6.3 Publications and Presentations. Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of or information pertaining to the Research Program or any Development Plan for, or Co-Development of, a Fully-Exercised Co-Developed Product, without the prior review by and approval of an authorized representative of the other Party. Further, ARCHEMIX shall not publish or present, or allow to be published or presented any information pertaining to (a) Development of a Product that is not a Fully-Exercised Co-Developed Product or (b) any Commercialization activities, without the prior review by and approval of an authorized
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

representative of ELAN. Except with respect to Fully-Exercised Co-Developed Products, ELAN shall be free to publish and present results of Development, including details regarding the relevant Lead Compounds, Clinical Candidates and/or Products, in accordance with the remainder of this Section 6.3.
     The Parties acknowledge that scientific publications and public presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Accordingly, each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or public presentations (including, without limitation, information to be presented verbally to the public) that relate to the Research Program or any Co-Development Program at least [***] days prior to its intended public presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] day period, not to submit such abstract or manuscript for publication or to make such public presentation until the other Party is given up to [***] days from the date of such written request to seek appropriate patent protection for any material in such intended publication or public presentation that it reasonably believes may be patentable. Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or public presentation be deleted prior to such publication or presentation. In any permitted publication or public presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary scientific standards.
     6.4 Prohibition on Solicitation. Without the written consent of the other Party, neither Party nor its Affiliates shall, during the [***] or for [***] year thereafter, solicit (directly or indirectly) any employee of the other Party or its Affiliates who participated in the Research Program at any time during the Research Program Term. This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7. LICENSE GRANTS; EXCLUSIVITY
     7.1 Research and Development Licenses.
          7.1.1 ARCHEMIX License Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to ELAN and its Affiliates a co-exclusive (together with ARCHEMIX), royalty-free license in the Territory during the Term, under the Licensed Technology and Licensed Patent Rights, including ARCHEMIX’ interest in the Joint Technology and Joint Patent Rights, to make and use Collaboration Aptamers for the sole purpose of conducting ELAN Research Activities. The foregoing license shall include the right to grant sublicenses as provided in Section 7.3.
               (b) Development Program. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to ELAN and its Affiliates an exclusive (except to the extent necessary for ARCHEMIX to conduct Development Activities and to Co-Develop Co-Developed Products), royalty-free license in the Territory during the Term, under the Licensed Technology and Licensed Patent Rights, including ARCHEMIX’ interest in the Joint Technology and Joint Patent Rights to make and use Collaboration Aptamers for the sole purpose of Developing such Collaboration Aptamers (including, but not limited to, the right to manufacture or have manufactured such Collaboration Aptamers, subject to Section 4.5) in the Territory. The foregoing license shall include the right to grant sublicenses as provided in Section 7.3.
               (c) License to Certain Program Technology for Use Outside the Collaboration. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to ELAN and its Affiliates a non-exclusive, royalty-free license, with the right to grant sublicenses, in the Territory under ARCHEMIX Program Technology and Patent Rights Controlled by ARCHEMIX claiming ARCHEMIX Program Technology to research, develop, make, use, sell, offer for sale and import products that are not, and that do not contain, Aptamers, for any and all uses outside of the ARCHEMIX Field. For purposes of clarity, ELAN shall have no right pursuant to the foregoing license to develop, make, use or sell Aptamers, or to grant a
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

sublicense to a Third Party to develop, make, use or sell Aptamers, for any use within the ARCHEMIX Field, except as expressly granted otherwise herein.
          7.1.2 ELAN Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, ELAN hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free license in the Territory during the Research Program Term, without the right to grant sublicenses, under ELAN Technology, ELAN Patent Rights, ELAN Product Technology and ELAN Product Patent Rights and ELAN’s interest in Joint Technology and Joint Patent Rights, for the sole purpose of conducting the Research Program.
               (b) Development Program. Subject to the terms and conditions of this Agreement, ELAN hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free license in the Territory during the Term, without the right to grant sublicenses, under ELAN Technology and ELAN Patent Rights, ELAN Product Technology and ELAN Product Patent Rights and ELAN’s interest in Joint Technology and Joint Patent Rights for the sole purpose of conducting ARCHEMIX Development Activities and Co-Development of Co-Developed Products.
               (c) License and Rights to Certain Program Technology for Use Outside the Collaboration. Subject to the terms and conditions of this Agreement, ELAN hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free license in the Territory, with the right to grant sublicenses under ELAN Patent Rights and ELAN Joint Product Patent Rights that cover Aptamer-Generic Technology, to research, develop, make, use, sell, offer for sale and import products that are, or that contain, Aptamers other than Program Aptamers, for any and all uses within the ARCHEMIX Field. Further, the Parties shall discuss in good faith the grant of a license on commercially reasonable terms under ELAN Product Patent Rights that cover Aptamer-Generic Technology and are not ELAN Joint Product Patent Rights as follows: if at any time during the Term, ARCHEMIX desires to obtain a license under such ELAN Product Patent Rights, ARCHEMIX shall give written notice to ELAN (the “License Notice”), whereupon the Parties shall negotiate in good faith with respect to a license on commercially reasonable terms for a period of up to [***] days from the date of the License Notice. If the
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Parties do not agree upon the terms with respect to a license within the [***] day negotiation period, ELAN shall thereafter have no obligation to ARCHEMIX with respect to such ELAN Product Patent Rights.
               (d) Terminated Program Aptamers. Subject to the terms and conditions of this Agreement, ELAN hereby grants to ARCHEMIX and its Affiliates an exclusive, royalty-bearing license in the Territory, with the right to grant sublicenses, under (i) ELAN Program Technology and (ii) ELAN’s interest in Joint Technology, to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Terminated Program Aptamers. Such license is subject (i) in accordance with Section 7.1.2(f), to the payment by ARCHEMIX to ELAN of payments in the amounts and at the rates set forth in Sections 5.3 and 5.4 (including without limitation Section 5.4.1(c)) for any such Terminated Program Aptamer for which IND Acceptance had occurred by the time it became a Terminated Program Aptamer and any Product Derived therefrom that is Commercialized by ARCHEMIX, its Affiliates or Sublicensees for the remainder of the applicable Royalty Term, and (ii) to ARCHEMIX agreeing to pay all amounts due to Third Parties by ELAN under agreements between ELAN and such Third Parties with respect to ARCHEMIX’ practice of the foregoing license; provided, that all such payments shall be deemed to be Third Party Payments for purposes of Section 5.4.1(c).
               (e) Rejected Program Targets. Subject to the terms and conditions of this Agreement, ELAN hereby grants to ARCHEMIX and its Affiliates an exclusive (even as to ELAN), royalty-bearing (as described below) license in the Territory, with the right to grant sublicenses, under ELAN Program Technology and ELAN’s interest in Joint Technology, to research, develop, make, have made and use any Rejected Program Targets solely to develop, make, use, sell, offer for sale and import Aptamers binding to such Rejected Program Target, subject to the payment by ARCHEMIX to ELAN, in accordance with Section 7.1.2(d) and 7.1.2(f), of payments in the amounts and at the rates set forth in Sections 5.3 and 5.4 (including without limitation Section 5.4.1(c)) for any Terminated Program Aptamer for which IND Acceptance had occurred by the time it became a Terminated Program Aptamer, and any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Products Derived therefrom, that are Developed and Commercialized by ARCHEMIX, its Affiliates or Sublicensees, for the remainder of the applicable Royalty Term.
               (f) Payment of Royalties and Milestones and Other Obligations to ELAN. In calculating the payments due to ELAN for the licenses granted in Section 7.12(d) and (e), and related matters, the terms of Sections 5.3 and 5.4 and all related obligations (including the right to offset payments in accordance with Section 5.4.1(c)) shall apply mutatis mutandis to each such Terminated Program Aptamer and Product Derived therefrom.
     7.2 Commercialization License. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to ELAN and its Affiliates an exclusive, royalty-bearing license during the Term under Licensed Technology and Licensed Patent Rights, including ARCHEMIX’ interest in Joint Technology and Joint Patent Rights, for the sole purpose of Commercializing Products (including, but not limited to, the right to make, use, sell, have sold, offer to sell, distribute for sale, import, have imported, make or have made Products, subject to Section 4.5) in the Territory. The foregoing license shall include the right to grant sublicenses as provided in Section 7.3.
     7.3 Right to Sublicense. ELAN shall have the right to grant sublicenses under the licenses granted to it in Sections 7.1 and 7.2, except that ELAN shall not have the right to grant sublicenses under Section 7.1 and 7.2 with respect to any Fully-Exercised Co-Developed Product for the relevant Co-Development Territory(ies), Indication and/or formulation absent prior consent from ARCHEMIX, which shall not be unreasonably withheld, conditioned or delayed. It shall be a condition of any such sublicense that such Sublicensee agrees to be bound by all terms of this Agreement applicable to the conduct of ELAN Research Activities, Development and/or Commercialization of Products in the Territory (including, without limitation, Article 6). ELAN shall provide written notice to ARCHEMIX of any proposed sublicense with respect to a Fully-Exercised Co-Developed Product at least [***] days prior to execution of such sublicense and shall provide copies to ARCHEMIX of all sublicenses (with financial and other confidential terms redacted) within [***] business days after execution thereof. ELAN shall not be relieved of its obligations pursuant to this Agreement as a result of such sublicense.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     7.4 No Other Rights. ELAN shall have no rights to use or otherwise exploit ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Confidential Information or ARCHEMIX Proprietary Materials, and ARCHEMIX shall have no rights to use or otherwise exploit ELAN Technology, ELAN Product Technology, ELAN Patent Rights, ELAN Joint Product Patent Rights, ELAN Product Patent Rights, ELAN Confidential Information or ELAN Proprietary Materials, in each case, except as expressly set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, (a) ELAN is not granted the right to practice the SELEX™ Process or to use the SELEX™ Technology to identify or modify Aptamers, (b) ELAN is not granted the right to research, develop, make, have made, use, offer for sale, distribute for sale, sell, import and have imported Diagnostic Products; provided that, ELAN may use In Vitro Diagnostics solely to research and Develop (including manufacture and use) Collaboration Aptamers; (c) neither Party shall have, nor grant to any Third Party, any rights to research, develop, make, use, sell, offer for sale or import the IL-23 Aptamer designated as [***] and described in Schedule 9; provided, that, notwithstanding the foregoing, ELAN and ARCHEMIX may each use ARC2350 solely for purposes of the Research Program during the Research Program Term, and (d) ARCHEMIX shall be free to conduct research and development activities with respect to Aptamers other than Collaboration Aptamers.
     7.5 Exclusivity.
          7.5.1 ARCHEMIX. During the Term, ARCHEMIX shall not, and shall cause each of its Affiliates to not, conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize, any Proprietary Materials, Technology or Patent Rights Controlled in whole or in part by ARCHEMIX or any of its Affiliates for the purpose of researching, developing or commercializing any Aptamer or any other molecule or product binding to (a) a Program Target, (b) any Collaboration Aptamer or Aptamer Derived therefrom, except as provided under this Agreement. By way of example, with respect to the IL-23 Program Target, ARCHEMIX will not perform the SELEX™ Process against (i) [***], or the [***] of the [***] or (ii) the [***] or the [***]. For purposes of clarity, and without limiting the generality of the foregoing, there shall be no restriction on ARCHEMIX under this Section 7.5.1
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

with regard to Terminated Program Aptamers, or Rejected Program Targets; provided, however, that this sentence shall not be deemed to confer upon ARCHEMIX any license under any ELAN Patent Rights, ELAN Product Patent Rights or other proprietary rights that ELAN may now or in the future Control in respect of any Target or other technology not expressly licensed to ARCHEMIX pursuant to this Agreement.
          7.5.2 ELAN. During the Term, ELAN shall not, and shall cause each of its Affiliates to not conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize any Technology or Patent Rights Controlled by ELAN or any of its Affiliates for the purpose of researching, developing or commercializing, any Aptamer binding to a Program Target or any Aptamer Derived therefrom that binds specifically to the relevant Program Target, except as provided under this Agreement.
8. INTELLECTUAL PROPERTY RIGHTS
     8.1 ARCHEMIX Intellectual Property Rights. ARCHEMIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ARCHEMIX Technology and ARCHEMIX Patent Rights.
     8.2 ELAN Intellectual Property Rights. ELAN shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ELAN Technology, ELAN Product Technology, ELAN Patent Rights and ELAN Product Patent Rights.
     8.3 Joint Technology Rights. ELAN and ARCHEMIX shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Law, except to the extent exclusively licensed to one Party under this Agreement or otherwise prohibited hereby, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information or Proprietary Materials for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided herein.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     8.4 Patent Coordinators. ARCHEMIX and ELAN shall each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:
     For ARCHEMIX: John Harre
     For ELAN: [***]
     8.5 Inventorship. In case of a dispute between ARCHEMIX and ELAN over inventorship and, as a result, whether any particular Technology is ARCHEMIX Technology, ELAN Technology, ELAN Product Technology or Joint Technology, such dispute shall be resolved by patent counsel who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such patent counsel to be selected by mutual written agreement of the Patent Coordinators. The fees for, and expenses of, such patent counsel shall be shared equally by the Parties.
     8.6 Cooperation. Each Party shall cooperate with the other Party to effect the intent of this Article 8, including without limitation by executing documents and making its employees and independent contractors available to execute documents as necessary to achieve the foregoing allocation of ownership rights.
9. INTELLECTUAL PROPERTY
     9.1 Patent Filing, Prosecution and Maintenance.
          9.1.1 ELAN’s Prosecution Rights.
     (a) Subject to Sections 9.1.4 and 9.1.5, ELAN, acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance in the countries listed on Schedule 9, at its sole cost and expense, of (a) Program Aptamer-Specific Patent Rights, (b) all Patent Rights that cover (1) ELAN Product Technology, (2) Joint Technology, and (3) ELAN Program Technology, and (c) ELAN Joint Product Patent
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Rights, but in each case excluding Aptamer-Generic Patent Rights; provided that, ARCHEMIX, acting through patent counsel or agents of its choice, shall have the right but not the obligation, for each Program Target, to prepare on ELAN’s behalf and with ELAN’s approval the first patent application disclosing the corresponding Collaboration Aptamers. ELAN shall have no right or responsibility with respect to the preparation, filing, prosecution and/or maintenance of any claims within the Licensed Patent Rights that relate to a Terminated Program Aptamer or its manufacture or its formulation or a method of its delivery or of its use. ELAN shall nationalize such filings in the European Patent Office and the other countries or regional offices listed on Schedule 9 and shall validate such filings in all EPO contracting states and the contracting states of any other regional offices identified on Schedule 9 and, at ELAN’s sole discretion, in any other country. At ELAN’s request, ARCHEMIX shall cooperate with ELAN in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of such Aptamer-Specific Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable to Licensed Patent Rights. For purposes of clarity, notwithstanding anything to the contrary herein, ELAN shall have no rights to prepare, file, prosecute and/or maintain any Patent Rights included in the SELEX™ Portfolio or the Aptamer-Generic Patent Rights.
               (b) ELAN, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering ELAN Background Technology.
               (c) ELAN, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all IL-23 Patent Applications.
          9.1.2 ARCHEMIX Prosecution Rights.
               (a) Program Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights that cover (1) only Aptamer-Generic
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Technology and (2) ARCHEMIX Program Technology that are not part of Aptamer-Specific Patent Rights or Aptamer-Generic Patent Rights. At ARCHEMIX’ request, ELAN shall cooperate with and assist ARCHEMIX in all reasonable respects, at ARCHEMIX’ expense, in connection with such preparation, filing, prosecution and maintenance of such Aptamer-Generic Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable.
               (b) ARCHEMIX Background Technology. Subject to Section 9.1.1(c), ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering ARCHEMIX Background Technology.
          9.1.3 Joint Prosecution. Notwithstanding anything to the contrary in Section 9.1.1(a) or 9.1.2(a), unless the Parties otherwise agree, the Parties, acting through patent counsel or agents of its choice, shall be jointly responsible for the preparation, filing, prosecution and maintenance of all Patent Rights that cover Program Technology and that contain one or more claims that cover both Aptamer-Specific Patent Rights and Aptamer-Generic Patent Rights as follows: (a) ELAN shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that are Aptamer-Specific Patent Rights; (b) ARCHEMIX shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that are Aptamer-Generic Patent Rights; (c) the Parties shall discuss in good faith whether and how to pursue those claims for which they have primary responsibility under this Section 9.1.3 in separate patent applications; (d) each Filing Party shall provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 9.1.3; and (e) each Party shall be responsible for all expenses incurred by it for the preparation, filing prosecution and maintenance of any Patent Rights for which it has primary responsibility pursuant to this Section 9.1.3.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          9.1.4 Information and Cooperation. Each Party that has responsibility for filing and prosecuting any Patent Rights under this Section 9.1 (a “Filing Party”) shall (a) regularly provide the other Party (the “Non-Filing Party”) with copies of all patent applications filed hereunder for Program Technology and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; and (b) provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Patent Rights under this Section 9.1; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities. In addition, ELAN (a) agrees that if ARCHEMIX claims any action taken under Section 9.1.1(a) or (c) would be detrimental to Patent Rights covering ARCHEMIX Background Technology (including without limitation the SELEX™ Portfolio), ARCHEMIX shall provide written notice to ELAN and the Patent Coordinator shall, as promptly as possible thereafter, meet to discuss and resolve such matter and, if they are unable to resolve such matter, the Parties shall refer such matter to a mutually agreeable outside patent counsel for resolution.
          9.1.5 Abandonment. If a Filing Party decides to abandon or to allow to lapse any of the Patent Rights covering any Program Technology for which it has responsibility, it shall inform the Non-Filing Party of such decision promptly and, in any event, so as to provide the Non-Filing Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region. The Non-Filing Party shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, through patent counsel or agents of its choice, which shall be at
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the Non-Filing Party’s sole expense. The Non-Filing Party shall not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of such responsibility under this Section 9.1.5, the Filing Party shall promptly deliver to the Non-Filing Party copies of all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall take all actions and execute all documents reasonably necessary for the Non-Filing Party to assume such responsibility.
     9.2 Legal Actions.
          9.2.1 Third Party Infringement.
               (a) Notice. In the event either Party becomes aware of (i) any possible infringement of any Licensed Patent Rights, ELAN Patent Rights, ELAN Product Patent Rights, ELAN Joint Product Patent Rights or Joint Patent Rights through the Development or Commercialization of an Aptamer covered by the Program Aptamer-Specific Patent Rights, or (ii) the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a product that includes an Aptamer covered by the Program Aptamer-Specific Patent Rights (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
               (b) ELAN Right to Enforce.
                    (i) Enforcement of Section 9.1.1(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering ELAN Background Technology, ELAN shall have the sole right but not the obligation to enforce such claim.
                    (ii) Enforcement of Sections 9.1.1(a) and (c) Patent Rights and Certain 9.1.3 Patent Rights. In the event that any Infringement relates to any Patent Right that ELAN is responsible for prosecuting pursuant to Sections 9.1.1 and/or 9.1.3, ELAN shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action; provided that, notwithstanding the foregoing, ELAN shall not admit the invalidity or unenforceability of any Licensed Patent Rights without ARCHEMIX’ prior written consent.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     ELAN shall keep ARCHEMIX reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. ARCHEMIX shall assist ELAN, upon request and at ARCHEMIX’ expense in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. ELAN shall incur no liability to ARCHEMIX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ELAN. If ELAN does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then ARCHEMIX shall have the right and option to do so at its expense. For purposes of clarity, notwithstanding anything to the contrary herein, ELAN shall have no rights to enforce any (1) ARCHEMIX Patents Rights covering the SELEX™ Process or SELEX™ Technology, or (2) the SELEX™ Portfolio.
               (c) ARCHEMIX Right to Enforce.
                    (i) Enforcement of Section 9.1.2(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering ARCHEMIX Background Technology, ARCHEMIX shall have the sole right but not the obligation to enforce such claim.
                    (ii) Enforcement of Section 9.1.2(a) Patent Rights and Certain 9.1.3 Patent Rights. In the event that any Infringement relates to any Patent Right that ARCHEMIX is responsible for prosecuting pursuant to Sections 9.1.2 and/or 9.1.3, ARCHEMIX shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action.
     ARCHEMIX shall keep ELAN reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. ELAN shall assist ARCHEMIX, upon request and at ELAN’s expense in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. ARCHEMIX shall incur no liability to ELAN as a consequence of such litigation or any unfavorable decision resulting therefrom,
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ARCHEMIX. If ARCHEMIX does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then ELAN shall have the right and option to do so at its expense.
               (d) Representation of Either Party. Each Party shall have the right to be represented by counsel that it selects in any legal proceedings or other action instituted under this Section 9.2.1 by the other Party.
               (e) Cooperation by the Parties. In any action, suit or proceeding instituted under this Section 9.2.1, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party instituting such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense. If a Party with the right to initiate legal proceedings under Section 9.2.1 lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party.
               (f) Allocation of Recoveries. Except as provided in subsection (g), any amounts recovered by ELAN pursuant to actions under Section 9.2.1(b), whether by settlement or judgment, shall be allocated in the following order: (i) first, to reimburse ELAN and ARCHEMIX for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) second (A) with respect to actual damages, then, to ELAN and ARCHEMIX [***] ELAN’s historic profits or Net Sales of the Product or Products affected by the Infringement bears to ARCHEMIX’ historic royalties hereunder in respect of such Net Sales, in each case as determined in good faith, and (B) with respect to punitive, special or consequential damages, [***] percent ([***]%) to ELAN. Any amounts recovered by ARCHEMIX pursuant to actions under Section 9.2.1(b) shall be allocated in the following order: (X) first, to reimburse
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX and ELAN for their reasonable out of pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (Y) then, [***]% to ARCHEMIX.
               (g) Recoveries Applicable to Co-Developed Products. Any costs incurred or amounts recovered by either Party pursuant to actions under Section 9.2.1 with respect to any Infringement relating to a Co-Developed Product in the relevant Indication, formulation and Co-Development Territory(ies) shall be treated as expenses and revenues subject to the sharing of costs and expenses under Section 4.11 and Schedule 4.
          9.2.2 Defense of Claims.
               (a) Notice. In the event that a Third Party alleges that the conduct of the Research Program or the Development, Co-Development or Commercialization of a Lead Compound, Clinical Candidate, Product or Co-Developed Product infringes a Third Party’s patent, the Party becoming aware of such allegation shall promptly notify the other Party hereof, in writing, reasonably detailing the claim.
               (b) Third Party Suit Relating Primarily to Program Targets or Proprietary Chemistry.
                    (i) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party relating specifically to the Program Targets by reason of activities conducted pursuant to this Agreement, (A) ELAN shall have the right and obligation to defend such action, suit or proceeding at its sole expense; (B) ARCHEMIX or any of its Affiliates or Sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against ARCHEMIX or any of its Affiliates or Sublicensees, ARCHEMIX may elect to defend itself at its sole expense; and (C) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by ELAN, provided that, if the action, suit or proceeding relates to a Co-Developed Product, such costs,
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

royalties and damage payments was well as the Parties’ attorneys’ fees and expenses, shall be subject to the sharing of costs and expenses under Section 4.11 and Schedule 4.
                    (ii) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement, by reason of activities conducted pursuant to this Agreement, of the Technology or Patent Rights of a Third Party relating specifically to the use of Proprietary Chemistry in (A) the Research Program or any Product independent of any challenge to the right to practice the SELEX™ Process or SELEX™ Technology or the SELEX™ Portfolio, (B) the Development of any Clinical Candidate, or (C) the Commercialization, including without limitation the manufacture, use or sale, of any Product, and provided that then-available, suitable non-proprietary molecules, methods and/or processes present a reasonable alternative equivalent to such Proprietary Chemistry in the opinion of an independent, neutral Third Party selected by mutual agreement of the Parties, ELAN shall have the right and obligation to defend and resolve such action, suit or prosecution at its sole expense, provided that, if the action, suit or proceeding relates to a Co-Developed Product, such costs, royalties and damage payments as well as the Parties’ attorneys’ fees and expenses, shall be subject to the sharing of costs and expenses under Section 4.11 and Schedule 4.
               (c) Third Party Suit Relating Primarily to the use of the SELEX™ Process or the SELEX™ Technology. In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party by reason of the use of the SELEX™ Process or the use of the SELEX™ Technology (excluding in either case any action, suit or proceeding based solely on the use of Proprietary Chemistry) in the conduct of the Research Program (i) ARCHEMIX shall have the right and obligation to defend and resolve such action, suit or proceeding at its sole expense; and (ii) ELAN or any of its Affiliates or Sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against ELAN or any of its Affiliates or Sublicensees, ELAN or its Affiliate or Sublicensee may elect to defend itself at its sole expense. Settlement costs, royalties
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by ARCHEMIX.
               (d) Cooperation in Defense. The Parties shall cooperate with each other in all reasonable respects in any action, suit or proceeding under this Section 9.2.2. Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or of any evidence or allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party. The Party that is a party to the action, suit or proceeding shall not admit the invalidity of any patent within the Licensed Patent Rights, Joint Patent Rights, ELAN Joint Product Patent Rights, ELAN Product Patent Rights or ELAN Patent Rights, nor settle such action, suit or proceeding in a manner that adversely affects the other Party’s rights under this Agreement, without the written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.
               (e) Third Party Suit Relating to Other Infringement. In the event that any action, suit or proceeding is brought against either Party or any Affiliate or Sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party other than as provided above, then at the request of the Party against whom the action, suit or proceeding is brought, the other Party shall provide reasonable assistance to such Party and shall join such action, suit or proceeding if deemed a necessary party. The Parties shall share equally in the litigation expenses, including settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party.
     9.3 Trademark and Copyright Ownership Prosecution, Defense and Enforcement. ELAN shall own and be responsible for the filing, prosecution, maintenance, defense and enforcement of all Product Trademarks and copyrights created during the Research Program, Development and/or Commercialization at ELAN’s expense; provided that any such expenses incurred with respect to Product Trademarks and copyrights for Co-Developed Products shall be treated as Commercialization Costs subject to the cost-sharing mechanism set forth in Section 4.11 and Schedule 4.
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     9.4 Third Party Licenses. If either Party believes that there exists an issued Third Party patent in the absence of a license to which the conduct of the Research Program, the Development of a Clinical Candidate or the Commercialization of a Product would infringe a valid claim under such Third Party patent (a “Blocking Third Party Patent”), it shall notify the JMC and the other Party. The JMC shall discuss in good faith whether, and on what terms, a Blocking Third Party Patent should be licensed for the purposes of this Agreement. Subject to the next sentence of this Section 9.4, (a) any decision with respect to the license of a Blocking Third Party Patent with respect to the SELEX™ Process or the SELEX™ Technology shall be an ARCHEMIX Decision; and (b) any decision with respect to the license of such Blocking Third Party Patent that covers the composition of matter of a Co-Developed Product shall be an Excepted Decision and (c) any decision with respect to the license of such Blocking Third Party Patent not covered by (a) or (b) above shall be an ELAN Decision. If, in making any such ARCHEMIX Decision, ARCHEMIX concludes that a license to such Blocking Third Party Patent is not necessary and ELAN disagrees with such ARCHEMIX Decision, ELAN shall have the right to (a) enter into a license for itself under such Blocking Third Party Patent, or (b) terminate this Agreement pursuant to Section 10.2.1. If, in making any Excepted Decision, the JMC is unable to reach a determination with respect to any issue relating to a proposed license agreement, then such issue shall be evaluated in accordance with the procedures set forth in Section 2.1.5. If such issue cannot be resolved pursuant to Section 2.1.5, then neither Party shall proceed with the activities in the conduct of the Research Program to the extent doing so would infringe such Blocking Third Party Patent.
10. TERM AND TERMINATION
     10.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until the end of the Research Program Term and, if ELAN is Developing a Lead Compound or Clinical Candidate or Commercializing a Product as of the end of the Research Program Term, thereafter until (a) such time as ELAN is no longer Developing at least one (1) Lead Compound or Clinical Candidate or (b) if, as of the time ELAN is no longer Developing at least one (1) Lead Compound or Clinical Candidate, ELAN is Commercializing a
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product, such time as all Royalty Terms for all Products have ended, unless earlier terminated in accordance with the provisions of this Article 10 (the “Term”).
     10.2 Termination. This Agreement may be terminated at any time by either Party as follows:
          10.2.1 Unilateral Right to Terminate. ELAN may terminate this Agreement at any time (a) prior to the expiration of the Research Program Term upon not less than ninety (90) days’ written notice to ARCHEMIX upon the occurrence of any of the following events: (i) if ELAN determines in good faith and in its reasonable discretion that, due to [***] or [***], the Research Program, Development and/or Commercialization is likely to fail to result in any Collaboration Aptamers suitable for Development or Commercialization on a commercially reasonable basis; (ii) if ELAN determines in good faith and in [***], or is [***] by any [***], to [***] the [***] or [***] of any [***] or [***] to [***] or [***] with [***] to such[***] or [***], or any [***] by such [***] or [***]; (iii) if ELAN [***] in [***]and in [***] that (A) a [***] have a [***] for a [***]ARCHEMIX or ELAN of [***] with [***] to any [***] or[***], the [***] of the [***] or the [***], or ELAN’s [***] of a [***]t, and (B) either (1) [***] into a [***] of the [***] or [***] and/or [***] a [***] with [***], (2) such [***] or [***] otherwise not [***], (3) it would be commercially inadvisable to [***] such [***] or [***] or (4) such [***] or [***] only on [***]are not commercially reasonable; or (iv) if ELAN [***] ARCHEMIX [***] not to [***] a [***] to a [***] with [***] to the [***] or the [***]; and (b) at any time on and after the expiration of the Research Program Term upon not less than ninety (90) days’ written notice to ARCHEMIX.
          10.2.2 Termination for Breach. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of this Agreement that remains uncured [***] days ([***] days in the event that the breach is a failure of a Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured. Notwithstanding the foregoing, for any breach by ELAN of its obligations under Section 4.6.2(a), the foregoing notice and cure periods shall apply, but ARCHEMIX shall have the right to terminate only ELAN’s license with
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

respect to the relevant Collaboration Compounds, IL-23 Aptamers and/or Products binding to the relevant Program Target for which ELAN failed to meet its diligence obligations, as provided in Section 10.3.3, and this Agreement shall otherwise remain in full force and effect.
          10.2.3 Termination for Insolvency. In the event that either Party files for protection under bankruptcy laws, makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its business, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed or stayed within [***] days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to such Party. In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 (35A) of the United States Bankruptcy Code. Upon the bankruptcy of any Party the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, if duplication is impossible) any such intellectual property and all embodiments thereof, which shall promptly be delivered the non-bankrupt Party upon written request. The Parties shall retain and may fully exercise all of their respective rights, remedies and elections afforded by and under the Bankruptcy Code.
     10.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to Section 10.2, the following provisions shall apply, as applicable; provided that, after termination of this Agreement, all disputed matters shall immediately be referred to the President of ARCHEMIX and the President (US) of ELAN, or their designees, who shall promptly initiate discussions in good faith to resolve such disputed matters. If any disputed matter is not resolved by these individuals within [***] days after the date of such referral, then either Party may seek any remedy, at law or in equity, that may be available.
          10.3.1 Termination Pursuant to Section 10.2.1. If this Agreement is terminated by ELAN pursuant to Section 10.2.1:
               (a) all licenses granted to ELAN under Article 7 to any Collaboration Aptamers shall immediately terminate and all such Collaboration Aptamers shall become Terminated Program Aptamers upon the effective date of termination; provided, that, if ELAN is
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

then Commercializing any Product, ELAN shall have the right to dispose of all partially or previously Made Products within a period of [***] days following the effective date of the notice of termination, subject to the terms of this Agreement, including the payment of royalties and the rendering of reports related thereto;
               (b) all of the Parties’ obligations under Section 7.5 shall immediately terminate;
               (c) the licenses granted by ELAN to ARCHEMIX pursuant to Section 7.1.2(c) as of the date of the notice of termination shall survive; provided, that, any license granted with respect to such rights shall be subject to the Parties having agreed upon commercially reasonable terms as described in Section 7.1.2(c);
               (d) the licenses granted by ELAN to ARCHEMIX pursuant to Section 7.1.2(d) shall survive, subject to the payment by ARCHEMIX to ELAN of (i) for any Terminated Program Aptamer for which IND Acceptance had not occurred by the date of termination and any Products Derived therefrom that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, the R&D Costs incurred by ELAN and directly attributable to the research and Development of such Terminated Program Aptamer; provided, that, such R&D Costs shall not be payable by ARCHEMIX until [***] days from the date of First Commercial Sale of the Product Derived from such Terminated Program Aptamer, and (ii) for any Terminated Program Aptamer for which IND Acceptance had occurred by the date of termination and any Products Derived therefrom that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, subsequent milestones in the amounts set forth in Section 5.3 and royalties at the rates set forth in Section 5.4;
               (e) the licenses granted by ELAN to ARCHEMIX in Section 7.1.2(e) shall survive, subject to the payment by ARCHEMIX to ELAN of (i) for any Terminated Program Aptamer for which IND Acceptance had not occurred by the date of termination, and any Products Derived therefrom, that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, the R&D Costs incurred by ELAN and directly attributable to the research and Development of such Terminated
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program Aptamer; provided, that, such R&D Costs shall not be payable by ARCHEMIX until [***] days from the date of First Commercial Sale of the Product Derived from such Terminated Program Aptamer and (ii) for any Terminated Program Aptamer for which IND Acceptance had occurred by the date of termination and any Products Derived therefrom that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, subsequent milestones in the amounts set forth in Section 5.3 and royalties at the rates set forth in Section 5.4;
               (f) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder;
               (g) upon written notice from ARCHEMIX, ELAN shall, as soon as reasonably practicable after ARCHEMIX’ request: (i) use Commercially Reasonable Efforts to grant to ARCHEMIX an exclusive, worldwide, royalty-bearing license on commercially reasonable terms under all Product Trademarks, if any; (ii) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name and Controlled by ELAN that are applicable to such Terminated Program Aptamers, if any, subject to payment by ARCHEMIX to ELAN of the costs of preparing such Regulatory Filings and Drug Approval Applications, preparing for Commercialization of the relevant Product(s) and obtaining Regulatory Approvals therefor; (iii) subject to subsection (ii), notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer; (iv) subject to subsection (ii), provide ARCHEMIX with copies of all correspondence between ELAN and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals, to the extent Controlled by ELAN; (v) subject to subsection (ii), unless expressly prohibited by any Regulatory Authority, endeavor, after full discussion of the facts and circumstances, to transfer control to ARCHEMIX of all clinical trials of such Terminated Products being conducted as of the effective date of termination by or on behalf of ELAN and continue to conduct such trials, at
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX’ sole expense, for up to [***] months to enable such transfer to be completed without interruption of any such trial, to the extent ELAN is not restricted from doing so under its agreements with any Third Party or by Applicable Law; (vi) use Commercially Reasonable Efforts to assign (or cause its Affiliates to assign) to ARCHEMIX all agreements to which it or its Affiliate is a Party with any Third Party with respect to the conduct of clinical trials for such Terminated Program Aptamers including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless such assignment is not allowed under any such agreement or unless such agreements relate also to products other than Collaboration Aptamers (in which case ELAN shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment or an alternative mechanism for transferring ELAN’s rights under such agreement to ARCHEMIX); (vii) subject to ELAN’s retention of adequate supplies to the extent required by Applicable Laws and for use as reference standards or as an in vitro research tool for assay validation but not for (A) the development or commercialization of Aptamers, or (B) target validation or library screening; provided, that under no circumstances shall ELAN file for any Patent Rights covering or publicly disclose any Technology produced as a result of any of the permitted uses described above, provide ARCHEMIX at ARCHEMIX’ sole cost, including reimbursement for all Manufacturing Costs and other related expenses, with all further supplies of such Terminated Program Aptamers in the possession of ELAN or any Affiliate of ELAN, or, if ELAN then possesses the right to do so, of any ELAN independent contractor (including Sublicensees); (viii) provide ARCHEMIX with copies of all reports and data generated or obtained by ELAN or its Affiliates pursuant to this Agreement that relate to any such Terminated Program Aptamers that have not previously been provided to ARCHEMIX, to the extent then Controlled by ELAN; and (ix) reimburse ARCHEMIX for all internal and out-of-pocket costs incurred by ARCHEMIX in continuing the research, Development and/or Commercialization of all Terminated Program Aptamers for a period of up to thirty (30) days after the effective date of termination; and
               (h) if ELAN is, as of the effective date of termination, then manufacturing or is then having manufactured by an independent contractor other than a Sublicensee any such Terminated Program Aptamers or any intermediate thereof, then: (i) ELAN
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall, if requested by written notice from ARCHEMIX, use Commercially Reasonable Efforts to supply ARCHEMIX with its reasonable requirements for all such Terminated Program Aptamers and intermediates for up to [***] months following such termination at a transfer price equal to ELAN’s Manufacturing Cost for the supply of such Terminated Program Aptamers or intermediate, plus [***] percent ([***]%); provided that such requirements do not exceed in any material respect the volume of Terminated Program Aptamers that ELAN is manufacturing or having manufactured as of the effective date of such termination; and (ii) if ARCHEMIX so requests, within [***] days after such request, ELAN shall provide to ARCHEMIX or its designee all information in its Control that is necessary for the manufacture of each such Terminated Program Aptamers or intermediate in the manner ELAN is then manufacturing or having manufactured such Terminated Program Aptamer (such information to be deemed ELAN Confidential Information).
          10.3.2 Termination by ELAN Pursuant to Section 10.2.2 or 10.2.3. If this Agreement is terminated by ELAN pursuant to Section 10.2.2 or 10.2.3:
               (a) all licenses granted by ARCHEMIX to ELAN pursuant to Article 7 shall survive, subject to ELAN’s continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto and the compliance by ELAN with its obligations under Sections 5.3, 5.4, 7.1.2(d), 7.1.2(f), 9.1 and 9.2 and Articles 6, 8 and 12 with respect thereto;
               (b) all of the Parties’ obligations under Section 7.5 shall immediately terminate;
               (c) the licenses granted by ELAN to ARCHEMIX pursuant to Section 7.1.2(c) with respect to ELAN Joint Product Patent Rights shall survive and any license agreements negotiated by the Parties pursuant to Section 7.1.2(c) shall survive in accordance with their respective terms;
               (d) the licenses granted by ELAN to ARCHEMIX pursuant to Section 7.1.2(d) shall survive as to any aptamers that were or became Terminated Program Aptamers as of the effective date of such termination, subject to the payment by ARCHEMIX to ELAN of
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

subsequent milestones in the amounts set forth in Section 5.3 and royalties at the rates set forth in Section 5.4, for any Terminated Program Aptamers for which IND Acceptance had occurred by the date of termination and for any Products Derived therefrom that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, and the compliance by ARCHEMIX with its obligations under Sections 5.3, 5.4, 7.1.2(d), 7.1.2(f), 9.1, 9.2 and 11.4 and Articles 6, 8 and 12 with respect thereto;
               (e) the licenses granted by ELAN to ARCHEMIX in Section 7.1.2(e) shall survive as to any aptamers that were or became Terminated Program Aptamers as of the effective date of such termination, subject to the payment by ARCHEMIX to ELAN of milestones in the amounts set forth in Section 5.3 and royalties at the rates set forth in Section 5.4 for any Terminated Program Aptamers for which IND Acceptance had occurred by the date of termination and for any Products Derived therefrom that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory in accordance with Section 10.4, and the compliance by ARCHEMIX with its obligations under Sections 5.3, 5.4, 7.1.2(d), 7.1.2(f), 9.1, 9.2 and 11.4 and Articles 6, 8 and 12 with respect thereto; and
               (f) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided that each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
     10.3.3 Termination by ARCHEMIX Pursuant to Section 10.2.2. If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.2, then the provisions of Section 10.3.1 shall apply; provided, however, that, notwithstanding the foregoing, ARCHEMIX shall have no obligation to make any payment to ELAN of R&D Costs incurred by ELAN with respect to any Terminated Program Aptamer that is Developed and Commercialized by ARCHEMIX, its Affiliates and Sublicensees for which IND Acceptance had not occurred by the date of termination, and any Products Derived therefrom, that are Developed or Commercialized by ARCHEMIX, its Affiliates or licensees anywhere in the Territory with respect to any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Terminated Program Aptamer that is Developed and Commercialized by ARCHEMIX, its Affiliates and Sublicensees .
          10.3.4 Termination by ARCHEMIX Pursuant to Section 10.2.3. If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.3, the provisions of Section 10.3.1 shall apply, provided, however, that ELAN shall have no obligation to continue to conduct any clinical trials as provided in Section 10.3.1 or to manufacture Terminated Program Aptamers.
          10.3.5 Payment of Royalties by ARCHEMIX. In calculating the milestone and royalty payments due to ELAN for the licenses granted in Sections 10.3.1 and 10.3.2, the terms of Sections 5.3 and 5.4 shall apply mutatis mutandis to each such Terminated Program Aptamer and product Derived therefrom. Such royalties shall be payable for the relevant Royalty Term (determined as if such Product were a Royalty-Bearing Product).
          10.3.6 Definition of R&D Costs. For purposes of this Sections 10.3 and 13.2.1(b) only, the term “R&D Costs” means, with respect to a Terminated Program Aptamer and/or a Rejected Program Target or Target, as the case may be (a) [***] costs paid to a Third Party for specific external research or Development activities applicable to such Terminated Program Aptamer or Rejected Program Target or Target, and (b) [***] costs, determined by multiplying the applicable FTE Rate by the number of FTE hours utilized by both Parties in the relevant period on activities directly relating to the research or Development of such Terminated Program Aptamer in accordance with the Annual Research Plan and/or or Annual Development Plan or relating to the development by ARCHEMIX of the Rejected Program Target or Target, as the case may be.
          10.3.7 Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to the rights and obligations of the Parties provided in Sections 3.4.1(a), 4.11.6(b), 4.12(b), 5.2.1, 5.2.3, 5.4.1(e), 5.4.2, 7.4, 8.1, 8.2, 8.3, 8.5, 8.6, 9.1, 9.2, 10.3 (and, if applicable, 4.5(j)), 13.1, 13.3, 13.4 and Articles 6 and 12 (including all other Sections or Articles referenced in any such Section or Article and including Article 1), all of which shall survive such termination or
CONFIDENTIAL
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expiration; and any other rights or remedies provided at law or equity which either Party may otherwise have. Further, any other provisions of this Agreement that by their nature would reasonably be expected to survive, shall also survive such termination or expiration.
11. REPRESENTATIONS AND WARRANTIES
     11.1 Mutual Representations and Warranties. ARCHEMIX and ELAN each represents and warrants to the other, as of the Effective Date, as follows:
          11.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          11.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s charter documents, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          11.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions and it has all rights necessary to grant to the other Party the rights it purports to grant under this Agreement.
          11.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
     11.2 Additional Representations of ARCHEMIX. ARCHEMIX further represents and warrants to ELAN, as of the Effective Date, as follows:
CONFIDENTIAL
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          11.2.1 Licensed Patent Rights. All Licensed Patent Rights listed on Schedule 3 are existing and, to ARCHEMIX’ Knowledge, no Licensed Patent Rights listed on Schedule 3 are invalid or unenforceable. ARCHEMIX has the right to enforce the Licensed Patent Rights listed on Schedule 3.
          11.2.2 Claims or Judgments. There are no claims, judgment or settlements against ARCHEMIX pending, or to ARCHEMIX’ Knowledge, threatened, that invalidate or seek to invalidate the Licensed Patent Rights listed on Schedule 3.
     11.3 Acknowledgments of ELAN. ELAN acknowledges that the licenses granted to ELAN hereunder are subject to certain limitations and restrictions set forth in the ARCHEMIX-Gilead License Agreement and the URC License Agreement and agrees that ELAN shall comply with the terms of the ARCHEMIX-Gilead License Agreement and the URC License Agreement that ARCHEMIX is subject to thereunder. In connection therewith, ELAN hereby acknowledges and agrees that (a) it may not use the SELEX™ Process or the SELEX™ Technology as described in the SELEX™ Portfolio for any reason, including without limitation (i) to research, make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostics, In Vivo Diagnostic Agents or Radio Therapeutics or (ii) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell (A) any Aptamer other than a Collaboration Aptamer, or (B) any Excluded Aptamer and/or any product containing an Excluded Aptamer; (b) under the ARCHEMIX-Gilead License Agreement and under the URC License Agreement, ARCHEMIX’ rights in the SELEX™ Process or the SELEX™ Technology as described in the SELEX™ Portfolio may revert to Gilead if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX™ Process or the SELEX™ Technology; (c) in the event of any termination of the URC License Agreement, the licenses granted to ELAN hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, ELAN is not then in breach of this Agreement and ELAN agrees to be bound to UTC as the licensor under the terms and conditions of the URL License Agreement as described in the SELEX™ Portfolio and (c) in the event of any termination of the ARCHEMIX-Gilead License Agreement, the licenses granted to ELAN hereunder shall remain
CONFIDENTIAL
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in full force and effect in accordance with Section 2.3 of the ARCHEMIX-Gilead License Agreement; provided, that ELAN agrees to be bound to Gilead as the licensor under the terms and conditions of the ARCHEMIX-Gilead License Agreement and provided that if the termination of the ARCHEMIX-Gilead License Agreement arises out of the action or inaction of ELAN, Gilead, at its option, may terminate such license.
     11.4 Acknowledgement of ARCHEMIX. ARCHEMIX hereby acknowledges and agrees that the expiration or termination of any agreement between ARCHEMIX and a Third Party that provides for the license or assignment to ARCHEMIX of Technology that is sublicensed to ELAN pursuant to this Agreement shall not affect any other licenses by ARCHEMIX to ELAN pursuant to this Agreement, so long as ELAN complies with the applicable terms of this Agreement.
12. INDEMNIFICATION
     12.1 Indemnification of ELAN by ARCHEMIX. Except as provided in Section 12.4, ARCHEMIX shall indemnify, defend and hold harmless ELAN, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “ELAN Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation or settlement) (collectively, “Losses”) incurred by or imposed upon the ELAN Indemnitees, or any one of them, resulting from claims, suits, actions, demands or judgments brought or initiated by, or awarded to, a Third Party (collectively, “Claims”), arising out of or in connection with (i) the activities carried out by, through or on behalf of ARCHEMIX pursuant to this Agreement (other than Co-Development), (ii) the research, development, manufacture, use, sale, development, commercialization, import or distribution of any Terminated Program Aptamer or Rejected Program Target by or through ARCHEMIX or any of its Affiliates, Sublicensees, distributors or agents and (iii) the ARCHEMIX-SomaLogic Agreement brought by, on behalf of or through SomaLogic, Inc. and/or any of its Affiliates, directors, officers, employees, agents and licensees and its and their respective successors, heirs and assigns, arising out of or in connection with any research or Development (including manufacturing and use) with respect to In Vitro Diagnostics conducted by, on behalf of or through any of the ELAN Indemnitees or ARCHEMIX
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Indemnitees, or any of their licensees, for purposes of the Collaboration in the ARCHEMIX Field, except in each case to the extent such Losses result from Claims arising out of or in connection with a breach of this Agreement by, or the gross negligence or willful misconduct of, any of the ELAN Indemnitees; provided that, with respect to any Claim for which ARCHEMIX has an obligation to any ELAN Indemnitee pursuant to this Section 12.1 and ELAN has an obligation to any ARCHEMIX Indemnitee pursuant to Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses solely to the extent of such Party’s responsibility, relative to the other Party, for the facts underlying the Claim.
     12.2 Indemnification of ARCHEMIX by ELAN. Except as provided in Section 12.4, ELAN shall indemnify, defend and hold harmless ARCHEMIX, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively the “ARCHEMIX Indemnitees”), against any Losses incurred by or imposed upon the ARCHEMIX Indemnitees, or any one of them, resulting from Claims arising out of or in connection with (i) the activities carried out by, through or on behalf of ELAN pursuant to this Agreement (other than Co-Development and manufacture and supply of Product by ARCHEMIX) and (ii) the use, sale, manufacture (other than by any ARCHEMIX Indemnitee), development, commercialization, distribution, promotion or import of any Product (other than a Co-Developed Product) by ELAN or any of its Affiliates, Sublicensee, distributors or agents, except in each case to the extent such Losses result from Claims arising out of or in connection with (a) a breach of this Agreement by, or the gross negligence or willful misconduct of, any of the ARCHEMIX Indemnitees; or (b) any action, suit or proceeding brought against ELAN alleging (i) the infringement of the Patent Rights or the misappropriation of the trade secrets of a Third Party with respect to the use by ARCHEMIX of the SELEX Process or the SELEX Technology that is covered by Section 9.2.2(c), (ii) the infringement of the Patent Rights of a Third Party that exist as of the Effective Date solely in connection with the research, Development or Commercialization by ELAN of any IL-23 Aptamer (but not including any such Patent Rights that cover the manufacture, formulation or delivery of any such IL-23 Aptamer and/or any component of a Product other than such IL-23 Aptamer ), or (iii) any Claim arising out of or in connection with the ARCHEMIX-Somalogic Agreement or brought by, on
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

behalf of or through SomaLogic, Inc. and/or any of its Affiliates, directors, officers, employees, agents and licensees and its and their respective successors, heirs and assigns, arising out of or in connection with any research or Development (including manufacturing and use) with respect to In Vitro Diagnostics conducted by, on behalf of or through any of the ELAN Indemnitees or ARCHEMIX Indemnitees, or any of their licensees, for purposes of the Collaboration in the ARCHEMIX Field; provided, further, that, with respect to any Claim for which ARCHEMIX has an obligation to any ELAN Indemnitee pursuant to Section 12.1 and ELAN has an obligation to any ARCHEMIX Indemnitee pursuant to this Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses solely to the extent of such Party’s responsibility, relative to the other Party, for the facts underlying the Claim.
     12.3 Indemnification of Gilead and UTC by ELAN. If, and solely to the extent, legally required by the ARCHEMIX-Gilead License Agreement, ELAN shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any Losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by ELAN or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services and activities developed by ELAN relating to the Covered Intellectual Property, including any Licensed Products, Aptamers or Documentation (as such terms are defined in the ARCHEMIX-Gilead License Agreement).
     12.4 Co-Developed Products. Notwithstanding Sections 12.1 and 12.2, after a Collaboration Aptamer becomes a Co-Developed Product, and for so long as it remains a Co-Developed Product, any Losses resulting from Claims arising out of or in connection with the research, Development, manufacture (other than by any ARCHEMIX Indemnitee) or Commercialization of such Co-Developed Product in the applicable Indication, formulation and Co-Development Territory(ies) shall be included in the calculation of costs to be shared pursuant to Section 4.11, and not separately subject to indemnification by a Party pursuant to this Article
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12; provided however, that notwithstanding the foregoing, Sections 9.2.1, 9.2.2 and 12.1(iii) shall still apply.
     12.5 Conditions to Indemnification. A Person seeking recovery under this Article 12 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, if the Indemnifying Party is not contesting its obligation under this Article 12, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim; provided that, the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as it relates to the Indemnified Party or Person, (b) use counsel that does not have any conflict of interest in such representation, and (c) not settle or otherwise resolve such Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Each Indemnified Party or Person shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim. In no event shall the Indemnifying Party settle any Claim, other than for a monetary settlement, in a manner that would adversely affect the other Party without such other Party’s written consent, not to be unreasonably withheld, conditioned or delayed.
     12.6 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR NON-VIOLATION OF THIRD PARTY PROPRIETARY RIGHTS. IN ADDITION, NEITHER PARTY MAKES ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS LICENSED BY SUCH PARTY TO THE OTHER PARTY.
          12.6.1 No Warranty of Success. Nothing contained in this Agreement shall be construed as a warranty on the part of either Party that (a) the Research Program will yield any Collaboration Aptamer or otherwise be successful, (b) any Development Program will yield a
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Product or otherwise be successful or (c) the outcome of the Research Program or any Development Program will be commercially exploitable in any respect.
     12.7 Limited Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY. This Section 12.7 is not intended to limit either Party’s obligations or rights under Sections 12.1 through 12.5.
13. MISCELLANEOUS
     13.1 Mediation. If any dispute, controversy or claim arises between the Parties relating to any Excepted Decision that cannot be resolved pursuant to Section 2.1.5, the Parties agree to consider attempting to resolve such dispute, controversy or claim (except as to any issue relating to intellectual property) by non-binding mediation administered by the American Arbitration Association in accordance with its commercial mediation rules. Any other disputes, and any disputes not resolved after mediation, may be submitted for resolution by a court of competent jurisdiction
     13.2 Change of Control.
          13.2.1 ARCHEMIX Change of Control.
               (a) Notice. If ARCHEMIX enters into an agreement that results or that, if the transaction contemplated thereby is completed would result, in a Change of Control of ARCHEMIX, ARCHEMIX shall provide ELAN with prompt written notice describing such Change of Control in reasonable detail (the “ARCHEMIX Change of Control Notice”). The ARCHEMIX Change of Control Notice shall be provided by ARCHEMIX prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between ARCHEMIX and any Third Party, and otherwise as soon as practicable
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
               (b) Change of Control Involving Competitive Entity. If the Change of Control that is described in the ARCHEMIX Change of Control Notice results or, if completed, would result, in a Competitive Entity becoming an Affiliate of ARCHEMIX, then, (i) a Target proposed by ELAN for inclusion in the Research Program shall only be refused by ARCHEMIX or the acquirer under Section 3.5.1(b)(4) on and after the date of the consummation of the Change of Control if ARCHEMIX has been researching and/or developing aptamers against such Target (including the conduct of the SELEX™ Process) for a period of not less than [***] months; provided, that, if any such Target is included in the Research Program, ELAN first reimburses ARCHEMIX for all R&D Costs incurred by ARCHEMIX in researching and/or developing aptamers against such Target; and (ii) within either [***] days after such ARCHEMIX Change of Control Notice is provided by ARCHEMIX if such notice is provided prior to the Change of Control becoming effective, or [***] days after such ARCHEMIX Change of Control Notice if such notice is provided after the Change of Control is effective, ELAN shall have the right, in its sole discretion, to provide written notice to ARCHEMIX, (x) if the ARCHEMIX Change of Control Notice is provided prior to expiration of the Research Program Term, to terminate the Research Program (including ELAN’s obligation to fund FTEs pursuant to Section 5.4); and/or (y) if the ARCHEMIX Change of Control Notice is received at any time during the Term, (A) to terminate ARCHEMIX’ participation in any Development Program pursuant to Article 4 (including ARCHEMIX’ right to participate in the JPT and JMC); and/or (B) to the extent not exercised as of the date that the ARCHEMIX Change of Control Notice is given, to terminate ARCHEMIX’ right to exercise any Co-Development Option. If ELAN should fail to give such notice to ARCHEMIX within such [***] day or [***] day period, as applicable, ELAN shall have no further rights to take such actions as set forth in (x) and (y) under this Section 13.2.1 as a result of the Change of Control described in the ARCHEMIX Change of Control Notice.
               (c) Change of Control Involving Competitive Program. If the Change of Control that is described in the ARCHEMIX Change of Control Notice involves a Third Party
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that has a Competitive Program, ARCHEMIX shall so notify ELAN and provide to ELAN a description of the nature of such Competitive Program; provided, that, the existence of such Competitive Program following such Change of Control shall not be deemed to be a breach of this Agreement. The Parties shall then promptly meet to discuss whether, notwithstanding any provision hereof, such Competitive Program would continue following such Change of Control. In any such meeting the Parties will review any restrictions applicable to such Competitive Program that may prevent its combination with the Collaboration, and other issues that may impact the potential combination of such Competitive Program with the Collaboration. If ELAN determines, in its sole discretion, that such Competitive Program should be combined with the Collaboration, then within [***] days the Parties shall agree upon an appropriate amendment to this Agreement such that each chemical compound or product that is part of the Competitive Program would be deemed to be a Collaboration Aptamer whether or not such chemical compound or product meets standards or criteria hereunder for Collaboration Aptamers. The Parties’ rights and obligations under this Agreement then would apply in all relevant respects to any such deemed Collaboration Aptamers (including without limitation, the payment of the milestones and royalties set forth in this Agreement). If ELAN determines, in its sole discretion, that it does not desire to combine such Competitive Program with the Collaboration, then it will so notify ARCHEMIX and ARCHEMIX shall have thirty (30) days during which it would determine whether to divest itself of the Competitive Program. If ARCHEMIX notifies ELAN within such time frame that it will divest itself of the Competitive Program, then it shall do so as promptly as practicable while maintaining separate teams working on such Competitive Program and the Collaboration. If within such [***] day period ARCHEMIX does not respond in writing to ELAN, or ARCHEMIX notifies ELAN that it will not divest itself of such Competitive Program, then ELAN shall have the right to either (A) terminate that portion of the Research Program related to the Program Target(s) involved in the Competitive Program, including a permanent reduction in all Research Program funding and FTE support related thereto to a rate of [***] FTEs per Program Target (notwithstanding Section 5.2.1), or (B) terminate this Agreement, in which case the consequences of termination shall be as set forth in Section 10.3.2. In the event ELAN elects either option (A) or (B), above, such Program Target shall not be deemed a Rejected Program Target, nor shall Aptamers binding to that Program Target be
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

deemed Terminated Program Aptamers or otherwise revert or be licensed to ARCHEMIX as a result of such election.
          13.2.2 ELAN Change of Control.
               (a) Notice. If ELAN enters into an agreement that results or, if the transaction contemplated thereby is completed, would result in a Change of Control, ELAN shall provide ARCHEMIX with prompt written notice describing such Change of Control in reasonable detail (the “ELAN Change of Control Notice”). The ELAN Change of Control Notice shall be provided by ELAN prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between ELAN and any Third Party, and otherwise as soon as practicable thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
               (b) Change of Control Involving Competitive Program. If the Change of Control that is described in the ELAN Change of Control Notice involves a Third Party that has a Competitive Program, ELAN shall so notify ARCHEMIX and provide to ARCHEMIX a description of the nature of such Competitive Program; provided that, the existence of such Competitive Program following such a Change of Control shall not be deemed to be a breach of this Agreement. The Parties shall then promptly meet to discuss whether, notwithstanding any provision hereof, such Competitive Program would continue following such Change of Control. In any such meeting the Parties will review any restrictions applicable to such Competitive Program that may prevent its combination with the Collaboration, and other issues that may impact the potential combination of such Competitive Program with the Collaboration. If ELAN determines, in its sole discretion, that such Competitive Program should be combined with the Collaboration, then within [***] days the Parties shall agree upon an amendment to this Agreement such that each chemical compound or product that is part of the Competitive Program would be deemed to be a Collaboration Aptamer, whether or not such chemical compound or product meets standards or criteria hereunder for Collaboration Aptamers. The Parties’ rights and obligations under this Agreement then would apply in all relevant respects to any such deemed Collaboration Aptamers (including without limitation, the payment of the milestones and royalties set forth in this Agreement.) If ELAN determines, in its sole discretion, that it does not
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

desire to combine such Competitive Program with the Collaboration, then ELAN would have an additional [***] days during which it would determine whether to divest itself of the Competitive Program or terminate this Agreement pursuant to Section 10.2.1. If ELAN notifies ARCHEMIX in writing that it will divest itself of the Competitive Program within such time frame, then it shall do so as promptly as practicable while maintaining separate teams working on such Competitive Program and the Collaboration. If ELAN does not notify ARCHEMIX in writing that ELAN will terminate this Agreement or divest itself of such Competitive Program within such [***] day time period, then, unless otherwise agreed to by ARCHEMIX, the Aptamers binding specifically to the relevant Program Target that were identified or used in the Research Program shall be deemed to be Terminated Program Aptamers for purposes of this Agreement.
     13.3 Notices. All notices and communications shall be in writing and delivered personally or by courier, by electronic or facsimile transmission or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to ELAN:	If to ARCHEMIX:

Elan Pharma International, Limited	Archemix Corp.
Monksland, Athlone	300 Third Street
County Westmeath	Cambridge, MA 02142
Ireland

Tel: 011 353 9 064 95000	Tel: (617) 621-7700
Fax: 011 353 9 064 92427	Fax: (617) 621-9300
Attention: VP Legal	Attention: Chief Executive Officer
Attention: General Counsel

With a copy to:	With a copy to:

Elan Pharmaceuticals, Inc.	Mintz, Levin, Cohn, Ferris, Glovsky
800 Gateway Boulevard	and Popeo, P.C.
South San Francisco, CA 94080	One Financial Center
Tel: 650 877 0900	Boston, Massachusetts 02111
Fax: 650 553 7165	Attention: Jeffrey Wiesen, Esq.
Attention: Sr. V.P. Legal	Tel: (617) 542-6000
Fax: (617) 542-2241
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

In addition, all notices to the JPT or JMC shall be sent to each Party’s designees at such Party’s U.S. address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.
     Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with changes prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.
     13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (USA), without regard to the application of principles of conflicts of law.
     13.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
     13.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.
     13.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.
     13.8 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.
     13.9 No Third Party Beneficiaries. Except as set forth in Sections 12.1 and 12.2, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.
     13.10 Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.
     13.11 Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other, which shall not be unreasonably withheld, conditioned or delayed, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all of its assets or all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction. Any attempted assignment in violation of this Section 13.11 shall be void and of no effect.
     13.12 Divestment Offer. If at any time during the Term, ELAN is ordered by a court or administrative agency of competent jurisdiction to divest itself of any project involving any Collaboration Aptamer, ELAN shall give written notice to ARCHEMIX (the “Divestment Opportunity Notice”) specifying the status of development of the particular Collaboration Aptamers that are the subject of such order (the divestment of such Collaboration Aptamers, a “Divestment Opportunity”). ARCHEMIX shall have sixty (60) days following the date that the Divestment Opportunity Notice is given by ELAN (the “Divestment Opportunity Notice Period”) to give written notice to ELAN that it wishes to enter into negotiations with ELAN with
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

respect to such Divestment Opportunity (a “Divestment Opportunity ROFN Notice”); provided that, if ARCHEMIX determines not to give a Divestment Opportunity ROFN Notice prior to expiration of the Divestment Opportunity Notice Period, it shall in good faith provide written notice to ELAN that it declines to enter into negotiations, promptly upon such determination. If ARCHEMIX gives written notice within the Divestment Opportunity Notice Period that it wishes to enter into negotiations with ELAN, the Parties shall negotiate in good faith with respect to a definitive written agreement with respect to the Divestment Opportunity for a period of up to ninety (90) days from the date such notice is given. If the Parties do not agree upon and execute a definitive written agreement with respect to the Divestment Opportunity within the ninety (90) day negotiation period, ARCHEMIX shall set forth in writing its final offer with respect to such Divestment Opportunity within five (5) days after expiration of such ninety (90) day negotiation period (the “Final Offer”). If ELAN does not accept such Final Offer within thirty (30) days, then ELAN shall have no further obligation to ARCHEMIX with respect to such Collaboration Aptamers; provided, however, that during the one (1) year period following the date upon which ARCHEMIX submitted to ELAN its Final Offer, ELAN shall not enter into any agreement with any Third Party with respect to the Divestment Opportunity on terms which, taken as a whole, are less favorable to ELAN than the Final Offer, without first offering to ARCHEMIX again the Divestment Opportunity on the terms such Divestment Opportunity would be available to such Third Party. After such one-year period, ELAN shall have the unencumbered right to negotiate and execute an agreement with any Third Party for the Divestment Opportunity.
     13.13 Force Majeure. Neither ELAN nor ARCHEMIX shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     13.14 Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party, regardless of which Party was generally responsible for the preparation of this Agreement. In addition, unless a context otherwise requires, wherever used, the singular shall include the plural and the plural the singular and the use of any gender shall be applicable to all genders.
     13.15 Integration; Severability. This Agreement and the Confidentiality Agreement by and between the Parties with an effective date of March 15, 2005 is the entire agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected. Exhibits A and B and Schedules 1 through 9 attached hereto are incorporated by reference herein.
     13.16 Equitable Relief. The Parties acknowledge that under this Agreement each Party holds a complex series of technology rights and licenses, as well as research, Development, Commercialization and related financial rights and obligations, the breach of which would not be adequately compensated in money damages alone. The Parties therefore agree that in the event of such breach, each shall be entitled to seek remedies in the nature of specific grants of licenses or assignments from the other Party and other forms of specific performance. Further, notwithstanding anything to the contrary in this Agreement, if approved by a court of competent jurisdiction, the Parties shall have the right to obtain injunctive relief for breaches of this Agreement by one Party which have the potential to cause irreparable injury to the other Party. Examples of such breaches include, without limitation, breaches of confidentiality obligations, misappropriation of trade secrets, and use of technology outside the scope of the exclusivity under Section 7.5 and/or the licenses granted herein.
     13.17 HSR Filing. If ELAN determines in good faith that an HSR Act filing is required with respect to this Agreement, each Party shall, within [***] days after the execution date of this Agreement (or such later time as the Parties mutually agree in writing), file with the Federal Trade Commission and the Antitrust Division of the Department of Justice in the U.S. and any
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

appropriate governmental authorities outside the U.S. any filing required of a licensor and licensee under the HSR Act, in connection with the transactions contemplated hereby. In such event, this Agreement shall not take effect unless and until it has been approved by all appropriate governmental authorities, or the period for review by such authorities has lapsed without comment. The Parties shall cooperate with each other to the extent necessary in the preparation of any such filing. ARCHEMIX shall be responsible for paying any fees required to be paid to governmental authorities in connection with its filings as a licensor, ELAN shall be responsible for paying any fees associated with its filings as a licensee and each Party shall bear its own expenses, including but not limited to legal fees associated with preparing any such filing. Neither Party shall be required in connection with any filing under the HSR Act to resort to or respond to litigation, agree to hold separate or divest any business or assets or otherwise materially change its business if doing so is a condition of approvals of the transaction contemplated hereby.
[Remainder of page intentionally left blank.]
CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ARCHEMIX CORP.

By:
Name:
Title:

ELAN PHARMA INTERNATIONAL, LIMITED

By:
Name:
Title:

CONFIDENTIAL
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A
ANNUAL RESEARCH PLAN
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

A-1

EXHIBIT B
ANNUAL DEVELOPMENT PLAN
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

B-1

SCHEDULE 1
PROGRAM TARGETS (as of the Effective Date)
Designation of components or subunits of the initial Program Targets

Designated Program Target	Designated Program Target Partner
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-1-1

SCHEDULE 2
EXCLUDED TARGETS
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-2-1

SCHEDULE 3
LICENSED PATENT RIGHTS

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-1

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-2

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-3

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-4

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-5

Mintz Ref. No.	Archemix Ref. No.	Status	Filing Date	Country	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

*
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-6

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-7

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]			[***]
[***]	[***]	[***]			[***]	[***]			[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-8

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]			[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-9

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-10

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]			[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-11

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-12

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]			[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-13

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-14

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-15

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-16

Country
IMATTERNO	ID	TYPE	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE	CLIENT
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-3-17

SCHEDULE 4
CALCULATION OF OPERATING INCOME
     “Commercialization Cost” means the sum of direct and allocated FTE Costs for (a) Development Costs and Personnel Costs related to the Co-Development of a Development Lead or Clinical Candidate, (b) Promotion Expense; (c) Pre-Marketing Expenses; (d) Distribution Expenses; (e) Working Capital Charges; (f) Sales and Marketing Expenses; (g) Post-Approval Research and Regulatory Expenses; (h) License Fees and (i) any other out-of-pocket cost or expense stated to be a Commercialization Cost in this Agreement or under the Product Commercialization Plan. For purposes of clarity, Commercialization Cost shall not include any internal and out-of-pocket costs, expenses and fees incurred in prosecuting, and maintaining, the Product Trademark, Licensed Patent Rights, ARCHEMIX Patent Rights and/or ELAN Patent Rights covering a Co-Developed Product.
     “Cost of Goods” means the fully absorbed Manufacturing Costs attributable to the manufacture of a Co-Developed Product calculated in accordance with GAAP and consistent with the Product Commercialization Plan and includes, without limitation, the costs of all Third Party manufacturing, direct material, direct labor, direct services costs, and manufacturing overhead consumed (including depreciation), provided or procured by manufacturing facilities in the manufacture of Co-Developed Product. Cost of Goods shall exclude Commercialization Cost.
     "Distribution Expenses” means actual shipping and warehousing costs and billing, receiving, collection and other costs incurred in distribution of a Co-Developed Product, including without limitation related Personnel Costs, inventory management agreements, core distribution agreements and similar agreements.
     “General Public Relations” means any public relations activity (including a press release or image piece) which (i) promotes generally the business of a company or deals in a general manner with the activities of such company in a general pharmaceutical market; and (ii) mentions in an incidental manner the fact that such company or its Affiliates markets or sells one or more of the Co-Developed Products or provides other incidental information concerning one or more of the Co-Developed Products. Announcements related primarily to this Agreement or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-4-1

that concern primarily the relationship of either Party to each other are not General Public Relations and must be agreed upon by both Parties in writing prior to release.
     “License Fees” means all upfront payments, milestone payments, license fees, royalties or other payments, payable to any Third Party by either Party under any Third Party license agreement, to the extent such payments are attributable to a Co-Developed Product. If the rights under any Third Party license agreement are also attributable to products other than Co-Developed Products in the applicable Indication, formulation and Co-Development Territory(ies), then only an equitable portion of any amounts payable under it shall be allocated to Co-Developed Products as License Fees.
     “Manufacturing Cost” means, with respect to any Collaboration Aptamer or Combination Product, or any intermediate or component thereof, manufactured by or on behalf of a Party, such Party’s fully-burdened costs (including the costs associated with product testing and release activities) of producing and packaging such Collaboration Aptamer or Combination Product in bulk or finished form, determined in accordance with GAAP, including the sum of the following components: (a) direct costs, including manufacturing, Personnel Costs and materials directly used in production and packaging, and the cost of excess capacity reserved for production and packaging, thereof; (b) overhead costs attributable to the cost of goods under the foregoing clause (a), including quality assurance and manufacturing Personnel Costs, depreciation, return on capital assets and other operating and administrative costs of the manufacturing and quality departments and occupancy costs which are allocable to company departments based on space occupied or headcount, or other activity-based method; and (c) any other reasonable and customary out-of-pocket costs borne by such Party for the testing, transport, customs clearance, duty, insurance and/or storage of such Collaboration Aptamers and Combination Products.
     “Net Income (Loss)” means, with respect to a Co-Developed Product, Net Sales minus the sum of (a) Cost of Goods of such Co-Developed Product and (b) Commercialization Costs applicable to the Co-Developed Product, in each case, incurred in that Calendar Quarter for that Co-Developed Product.
     In calculating Net Income (Loss) for purposes of this Agreement, the following principles shall apply:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-4-2

     1. There shall be no double counting of any costs or expenses or of any revenues, and to the extent a cost or expense has been included in one category or sub-category, it shall not be included in another; similarly, to the extent any revenue has been taken into account in one category or sub-category it shall not be taken into account in another.
     2. When allocating costs and expenses under this Agreement, each Party shall utilize the same policies and principles as it utilizes consistently within its group and business units when making internal cost allocations.
     3. To the extent an item of income or revenue is received by a Party or a cost or expense is incurred by a Party, and is necessary and specifically and directly identifiable, attributable and allocable to the Commercialization of a Co-Developed Product and is not otherwise accounted for in the calculation of Net Income, such Party shall credit such income or revenue and shall be permitted to charge such cost or expense to the Net Income.
     4. All costs and expenses shall be determined, and all calculations shall be made, in accordance with GAAP.
     “Net Sales” has the meaning provided in Section 1.
     “Operating Income (Loss)” means the Net Income (Loss) derived in any Calendar Year.
     “Personnel Costs” means the reasonable costs of employment of personnel employed by or under contract to a Party including, but not limited to, salaries, benefits (including the costs of cars or allowances therefore), travel, lodging, meals and office and computing supplies.
     “Post-Approval Research and Regulatory Expenses” means, on a Co-Developed Product-by-Co-Developed Product basis, costs directly attributable to (a) research and development of a Co-Developed Product after it has received Commercialization Regulatory Approval (including, without limitation, Phase IV clinical studies and clinical studies in support of additional indications or labeling changes for such Co-Developed Product) and (b) complying with regulatory reporting obligations, including, without limitation, Personnel Costs for (a) and (b).
     “Pre-Marketing Expenses” means those expenses incurred on a Co-Developed Product-by-Co-Developed Product basis in preparation for the Commercialization of a Co-Developed Product (other than research and Development expenses) before Commercialization Regulatory
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-4-3

Approval including, without limitation, costs incurred for education, public relations, relationships with opinion leaders and professional societies, market research, pharmacoeconomics studies, and establishment of the Co-Developed Product supply chain.
     “Product Trademark” has the meaning provided in Article 1.
     “Promotion Expense” means the advertising and promotion of Co-Developed Products through any means, including, without limitation, (i) television and radio advertisements; (ii) advertisements appearing in journals, newspapers, magazines or other media; (iii) seminars and conventions; (iv) packaging design; (v) professional education programs; (vi) samples (including related costs for manufacturing, shipping, and use taxes), visual aids and other selling materials; (vii) hospital formulary committee presentations; and (viii) presentations to state and other governmental formulary committees; provided, however, that Promotion Expense shall exclude detailing and General Public Relations. With regard to advertising and promotion that include products other than Co-Developed Products, the JMC shall determine the percentage of such advertising and promotion that will be deemed Promotion Expense for the purposes of this Agreement.
     “Sales and Marketing Expenses” means those expenses directly allocable, on a Co-Developed Product-by-Co-Developed Product basis, to the marketing, promotion and/or selling of such Co-Developed Product, including both FTE Costs (e.g., Personnel Costs as well as compensation provided to Third Parties (e.g., consultants, agency fees and meeting costs)). Sales and Marketing Expenses shall include, without limitation, costs for: (a) activities related to obtaining reimbursement from payers, (b) market research and data, (c) preparing and reproducing promotional materials, (d) professional education, (e) public relations, (f) sales calls, (g) pharmacoeconomics studies, (h) manufacturing and distributing samples, and (i) conducting seminars, attending conventions and industry meetings, and establishing relationships with opinion leaders and professional societies.
     “Working Capital Charges” means internal working capital finance charges for carrying Product in inventory, and receivables in respect of Products.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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SCHEDULE 5
EXCLUDED APTAMERS
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 6
CLINICAL CANDIDATE SELECTION CRITERIA
A. IL-23 Clinical Candidate Selection Criteria
•	[***] data from [***] of [***] (or less [***] by a [***]

•	Evidence of [***] with [***] aptamer or [***] with [***] aptamer [***] of aptamers [***] and [***] with the [***]

•	[***] at [***], to be [***] the [***] as [***] in [***]

•	[***] after [***] in [***], with [***]

•	With [***] in [***] of [***] in [***] of [***] at [***], which would [***] in [***] than [***]

•	[***] at [***] in [***] at [***] and [***]

•	[***] of [***] in [***]

•	[***] and [***] must [***] that can [***] though [***] or [***] or [***]

•	[***] from a [***] of [***] in a rodent and a [***] a [***] by the [***] for the [***]

•	[***] from a [***] of [***] at [***]

•	[***] with [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 7
FORM OF PRESS RELEASE
Archemix Announces Strategic Alliance with Elan to
Discover and Develop Aptamer Therapeutics
CAMBRIDGE, Mass., June xx 2006—Archemix Corp announced today a multi-year, multi-product alliance with Elan Corporation, plc (NYSE:ELN) focused on the discovery, development and commercialization of first in class aptamer therapeutics to treat autoimmune disease. The companies will seek to develop aptamer therapeutics to IL-23, a cytokine that has emerged as a mediator in the chronic autoimmune inflammatory diseases, and additional protein targets. The collaboration combines Archemix’s extensive expertise in aptamer therapeutics with Elan’s experience and leadership in the development and commercialization of new therapies for autoimmune diseases.
Under the terms of the agreements Archemix will receive an upfront payment of $7 million. Depending upon the number of successfully products commercialized under the collaboration Archemix is eligible to receive development and sales milestone in excess of $350 million. Archemix is also entitled to receive a royalty on any in-market products developed under the collaboration. Other financial terms were not disclosed. Archemix also has an option to participate in the co-development of some products that may emerge from this collaboration.
“We selected Elan from a number of potential pharmaceutical partners because of its demonstrated expertise in the clinical and regulatory landscape of autoimmune disease,” said Dr. Errol De Souza, President and CEO of Archemix. “Our robust intellectual property position in aptamer therapeutics uniquely positions Archemix to be a product development engine, developing a portfolio of aptamers for both acute and chronic disease. Aptamers are poised to become the next generation of therapeutics and we are extremely pleased to be working with a company of Elan’s caliber on their development.”
Kelly Martin, Elan’s President and CEO, commented, “We are pleased and enthusiastic about joining forces with Archemix to seek to further expand patient/physician treatment choice in autoimmune diseases. By combining our strengths this collaboration can accelerate the development of new therapies for chronic, debilitating diseases with continued unmet medical needs.”
About Interleukin 23
Interleukin 23, or IL-23, is a cytokine that has emerged as a mediator in the chronic autoimmune inflammatory diseases such as Multiple Sclerosis, Crohn’s Disease, Psoriasis, and Rheumatoid Arthritis. Preclinical results have demonstrated that IL-23 exerts its pro-inflammatory effects principally at the site of inflammation. It is hypothesized that specific blockade of IL-23 may control clinical symptoms at the level of the inflamed tissue without generally suppressing the patient’s immune system, thus preserving the body’s ability to fight infection. The current anti-
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

S-7

cytokine treatments for autoimmune disorders have a number of disadvantages, including an increased risk of infection, increased chances of developing lymphoma, renal toxicity and limited efficacy. Archemix’ aptamers are first-in-class therapeutics for autoimmune diseases that exert their action by specifically inhibiting IL-23 in the target tissue.
About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three-dimensional shapes, allowing them to bind to target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical and biological stability, low immunogenicity and the ability to target protein-protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed, potentially offering a significant cost advantage. As therapeutic agents, aptamers have demonstrated clinical biological efficacy and typically have excellent, tunable pharmacokinetic properties.
About Archemix
Archemix Corp. is a privately-held biopharmaceutical company based in Cambridge, Massachusetts. The company’s mission is to develop aptamers as a class of directed therapeutics for the prevention and treatment of human disease. Because of their unique properties and proven efficacy, aptamers are a superior alternative to biologics and small molecules and will be a major class of drugs for the treatment of unmet medical needs.
Archemix’s aptamer expertise is complemented by a robust patent estate comprised of over 220 issued and 230 pending patents covering the identification, composition and use of therapeutic aptamers. In addition to the company’s core aptamer generation technology, Archemix possesses strong expertise in both preclinical and clinical drug development. Further information on Archemix can be found at http://www.archemix.com.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 8
REGIONAL OFFICES OR COUNTRIES IN WHICH
PATENT APPLICATIONS ARE TO BE NATIONALIZED
OR OTHERWISE PROSECUTED, FILED AND MAINTAINED

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
In addition, any country not listed above in which ELAN customarily pursues patent protection for a commercial product, taking into account all relevant factors (include, as applicable and without limitation, stage of development, mechanism of action, efficacy and safety relative to competitive products in the marketplace, actual or anticipated Regulatory Authority approved labeling, the nature and extent of market exclusivity (including patent coverage and regulatory exclusivity), cost and likelihood of obtaining Commercialization Regulatory Approval, actual or projected profitability and availability of capacity to manufacture and supply for commercial sale.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 9
Structure 1:
[***]
Structure 2:
[***]
          wherein the Aptamer = [***] .
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.